10 | Annual Report

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Franklin Strategic Series

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 16, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

Annual Report | 63

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Franklin Strategic Series

Statement of Investments, April 30, 2013 (continued)

28 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Annual Report | 63

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243

Franklin Strategic Series
(Exact name of registrant as specified in charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of principal executive offices) (Zip code)

CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/13

Item 1. Reports to Stockholders.

APRIL 30, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Flex Cap Growth Fund

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund



FRANKLIN STRATEGIC SERIES

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, continued to expand during the 12-month period ended April 30, 2013. Increasing job creation helped the unemployment rate decline during the period, and consumer spending remained strong. In the housing sector, accelerating new and existing homes sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Orders for manufactured goods and manufacturers' inventory reached record levels in March and the sector expanded for the fifth consecutive month through period-end.

Businesses and investors awaited the U.S. election that resulted in an unchanged balance of power in Washington, given the re-election of President Obama and respective control of the House and Senate by Republicans and Democrats. Uncertainty surrounding budget deadlines set for the end of 2012 largely abated when an agreement between Congress and the President resolved many issues, including preserving lower income tax rates for most U.S. households. Concerns remained about the effects of the expired payroll tax cut, far-reaching federal spending cuts, and future negotiations regarding the federal debt ceiling.

U.S. stocks generated healthy returns as the Standard & Poor's® 500 Index and Dow Jones Industrial Average reached all-time highs near period-end.[1] Rising corporate profits and generally favorable economic reports bolstered investor confidence, but some caution surrounded the extent to which positive business and market results were dependent on the Federal Reserve Board's accommodative monetary policy.

The foregoing information reflects our analysis and opinions as of April 30, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC.

Franklin Flex Cap Growth Fund

Your Fund's Goal and Main Investments: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This annual report for Franklin Flex Cap Growth Fund covers the fiscal year ended April 30, 2013.

Performance Overview

For the 12 months under review, Franklin Flex Cap Growth Fund – Class A posted a +3.70% cumulative total return. In comparison, the Fund's narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, posted a +12.83% total return, and the Russell 1000® Growth Index, which tracks performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, posted a +15.67% total return.[1] Additionally, the Fund's broad benchmark, the Standard & Poor's 500 Index (S&P 500®), which tracks the broad U.S. stock market, posted a +16.89% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. RUSSELL® is a trademark of the Frank Russell Company. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 60.

and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager's Discussion

Although the Fund trailed its benchmark for the fiscal year under review, holdings in the financials sector contributed to performance relative to the Russell 3000® Growth Index.[2] Life insurer Aflac represented one of the Fund's top performers as it reported double-digit revenue growth and raised its per-share operating earnings in fiscal year 2012.[3] The company also raised its quarterly dividend payment during the period and reported investment gains. Shares of Discovery Communications, which owns cable networks Discovery Channel, TLC and Animal Planet, also performed strongly as the company reported year-over-year revenue growth in fiscal year 2012, led by growth in its international networks segment. Generic prescription drugmaker Actavis also boosted relative performance. Other strong performers were social networking site LinkedIn and biotechnology firms Biogen Idec and Celgene.

During the fiscal year, stock selection in the information technology (IT), consumer discretionary, consumer staples and energy sectors notably detracted from the Fund's performance relative to the benchmark.[4] In the IT sector, the Fund's position in data integration software and services firm Informatica weighed on relative performance as the company reported lower revenues and higher operating expenses.[5] The firm's chief executive conceded Informatica did not adapt in a timely fashion to the changing economic environment but pledged to bolster growth efforts. The Fund's position in computer network optimization products manufacturer F5 Networks declined in value as the firm's second quarter fiscal year 2013 earnings and revenue fell short of expectations.[5]

Portfolio Breakdown
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 4/30/13


Software & Services*
18.0%
Pharmaceuticals, Biotechnology & Life Sciences
10.3%
Capital Goods
9.9%
Technology Hardware & Equipment*
6.5%
Media
6.2%
Energy
4.7%
Retailing
4.7%
Health Care Equipment & Services
4.4%
Materials
4.4%
Transportation
4.1%
Food, Beverage & Tobacco
4.0%
Consumer Durables & Apparel
3.5%
Diversified Financials
3.1%
Semiconductors & Semiconductor Equipment*
2.3%
Others
11.1%
Short-Term Investments & Other Net Assets
2.8%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

2. The financials sector comprises banks, diversified financials, insurance and real estate in the SOI.

3. This holding is not an index component.

4. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

5. Sold by period-end.

Top 10 Holdings
Franklin Flex Cap Growth Fund
4/30/13

Company *Sector/Industry*	% of Total Net Assets
Apple Inc. *Technology Hardware & Equipment*	3.2%
Google Inc. *Software & Services*	2.9%
Ecolab Inc. *Materials*	2.3%
MasterCard Inc. *Software & Services*	2.1%
Visa Inc. *Software & Services*	2.1%
QUALCOMM Inc. *Technology Hardware & Equipment*	1.9%
Actavis Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	1.8%
The Walt Disney Co. *Media*	1.7%
Celgene Corp. *Pharmaceuticals, Biotechnology & Life Sciences*	1.6%
Allergan Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	1.6%

Shares of social networking company Facebook also slid during the year, negatively affecting Fund performance. In the energy sector, the Fund's positions in oilfield services firm Key Energy Services and exploration and production company Whiting Petroleum hurt relative results.[5]

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.





Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 4/30/13

Franklin Flex Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FKCGX)		Change	4/30/13	4/30/12
Net Asset Value (NAV)		+$0.09	$51.21	$51.12
Distributions (5/1/12–4/30/13)				
Dividend Income	$0.0088			
Long-Term Capital Gain	$1.6286			
Total	**$1.6374**			
Class C (Symbol: FCIIX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		-$0.44	$45.70	$46.14
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$1.6286			
Class R (Symbol: FRCGX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		-$0.08	$49.74	$49.82
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$1.6286			
Advisor Class (Symbol: FKCAX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$0.17	$52.29	$52.12
Distributions (5/1/12–4/30/13)				
Dividend Income	$0.0908			
Long-Term Capital Gain	$1.6286			
Total	**$1.7194**			

Performance Summary *(continued)*

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+3.70%	+20.98%	+120.36%
Average Annual Total Return[2]		-2.26%	+2.66%	+7.58%
Value of $10,000 Investment[3]		$9,774	$11,403	$20,768
Avg. Ann. Total Return (3/31/13)[4]		-3.64%	+4.06%	+8.21%
Total Annual Operating Expenses[5]	1.00%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+2.92%	+16.52%	+104.43%
Average Annual Total Return[2]		+1.93%	+3.10%	+7.41%
Value of $10,000 Investment[3]		$10,193	$11,652	$20,443
Avg. Ann. Total Return (3/31/13)[4]		+0.48%	+4.51%	+8.04%
Total Annual Operating Expenses[5]	1.75%			
Class R		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+3.43%	+19.47%	+114.87%
Average Annual Total Return[2]		+3.43%	+3.62%	+7.95%
Value of $10,000 Investment[3]		$10,343	$11,947	$21,487
Avg. Ann. Total Return (3/31/13)[4]		+1.97%	+5.03%	+8.58%
Total Annual Operating Expenses[5]	1.25%			
Advisor Class[6]		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+3.94%	+22.51%	+125.17%
Average Annual Total Return[2]		+3.94%	+4.14%	+8.46%
Value of $10,000 Investment[3]		$10,394	$12,251	$22,517
Avg. Ann. Total Return (3/31/13)[4]		+2.50%	+5.56%	+9.09%
Total Annual Operating Expenses[5]	0.75%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236***.

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/03–4/30/13)


$25,000
$20,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$22,107
$21,743
$21,356
$20,768
Franklin Flex Cap Growth Fund
S&P 500[7]
Russell 1000® Growth Index[7]
Russell 3000® Growth Index[7]

Average Annual Total Return

Class A	4/30/13
1-Year	-2.26%
5-Year	+2.66%
10-Year	+7.58%

Class C (5/1/03–4/30/13)


$25,000
$20,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$22,107
$21,743
$21,356
$20,443
Franklin Flex Cap Growth Fund
S&P 500[7]
Russell 1000® Growth Index[7]
Russell 3000® Growth Index[7]

Average Annual Total Return

Class C	4/30/13
1-Year	+1.93%
5-Year	+3.10%
10-Year	+7.41%

Performance Summary *(continued)*

Average Annual Total Return

Class R	4/30/13
1-Year	+3.43%
5-Year	+3.62%
10-Year	+7.95%

Class R (5/1/03–4/30/13)


$25,000
$20,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$22,107
$21,743
$21,487
$21,356
Franklin Flex Cap Growth Fund
S&P 500[7]
Russell 1000® Growth Index[7]
Russell 3000® Growth Index[7]

Average Annual Total Return

Advisor Class[6]	4/30/13
1-Year	+3.94%
5-Year	+4.14%
10-Year	+8.46%

Advisor Class (5/1/03–4/30/13)[6]


$25,000
$20,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$22,517
$22,107
$21,743
$21,356
Franklin Flex Cap Growth Fund
S&P 500[7]
Russell 1000® Growth Index[7]
Russell 3000® Growth Index[7]

Endnotes

All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investments, as small and midsized company stocks can be volatile, especially over the short term. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund includes investments in technology securities, which can be highly volatile and involves special risks. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/2/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +72.57% and +6.44%.
7. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Your Fund's Expenses

Franklin Flex Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,110.90	$5.18
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$4.96
Class C			
Actual	$1,000	$1,106.70	$9.09
Hypothetical (5% return before expenses)	$1,000	$1,016.17	$8.70
Class R			
Actual	$1,000	$1,109.40	$6.49
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.21
Advisor Class			
Actual	$1,000	$1,112.20	$3.89
Hypothetical (5% return before expenses)	$1,000	$1,021.08	$3.72

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; C: 1.74%; R: 1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Focused Core Equity Fund

Your Fund's Goal and Main Investments: Franklin Focused Core Equity Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund normally invests primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor's 500 Index (S&P 500).

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

This annual report for Franklin Focused Core Equity Fund covers the fiscal year ended April 30, 2013.

Performance Overview

For the 12 months under review, Franklin Focused Core Equity Fund – Class A delivered a +13.08% cumulative total return. In comparison, the S&P 500, which tracks the broad U.S. stock market, posted a +16.89% total return.[1] You can find more of the Fund's performance data in the Performance Summary beginning on page 17.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market's short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager's Discussion

Robust gains for many Fund positions during the 12 months under review, including financials, health care, energy and materials sector holdings, helped the Fund deliver healthy performance. BlackRock, JPMorgan Chase and

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 69.

Hartford Financial Services Group drove returns in the financials sector. Rising revenues, profits and assets under management combined with cost cutting during the period contributed to higher profits for global asset manager BlackRock. Total net inflows for BlackRock products exceeded $40 billion for the first quarter of 2013, and the company announced plans to raise its dividend. Global financial services firm and banking institution JPMorgan Chase reported a record $6.5 billion net income for the first quarter of 2013, a 33% increase from the first quarter of 2012. Although revenues and profits declined for the company's retail banking business, they rose for the investment banking unit. Property and casualty insurer Hartford Financial Services Group's share price rose after it announced its life insurance business would be acquired by Prudential Financial. Hartford Financial's fourth-quarter earnings were hurt by Superstorm Sandy, which battered the east coast in October. However, investors were encouraged by the firm's announced plans to reduce debt by approximately $1 billion and initiate a stock repurchase plan.

Pharmaceuticals contributed to performance in the health care sector as Roche Holding and Actavis delivered strong returns. Higher U.S. and emerging market sales for Roche Holding helped the Swiss drug developer increase its full-year 2012 net income by 2% in Swiss franc terms and provide an upbeat 2013 sales and earnings guidance. The company also announced plans to consolidate its research and development activities in an effort to lower expenses. Actavis, the world's third largest generic pharmaceutical manufacturer, was formed in October 2012 when U.S.-based Watson Pharmaceuticals acquired Swiss pharmaceutical Actavis Group to produce synergies and expand Watson Pharmaceuticals' global presence. Actavis received a favorable court ruling on a generic oral contraceptive drug. In the energy sector, Marathon Petroleum's improved refining and marketing gross margins and lower expenses helped the stock's share price appreciate. The company's fourth-quarter profit reversed a loss in the previous quarter, and was accompanied by an expanded share repurchase program. We sold our position during the period. Materials sector holding LyondellBasell Industries, a chemical and polymer manufacturer, was one of the Fund's top contributors to absolute performance as the firm reported record earnings for 2012 and paid a special dividend. LyondellBasell capitalized on low U.S. natural gas prices to reduce input costs for producing chemicals and increase its U.S. margins. The efficiencies allowed the firm to overcome a revenue decline in 2012. Outside of these sectors, athletic footwear and clothing manufacturer NIKE performed well as an increase in North American sales led to higher revenues and earnings. NIKE also reported improved sales across nearly all product lines and geographies.

Although most Fund positions contributed to performance, challenges weighed on returns for certain holdings in the telecommunication services, consumer discretionary and information technology (IT) sectors. Latin American telecommunication services provider NII Holdings reported a fourth-quarter loss that included the writedown of its Chilean assets. The company's share price

Portfolio Breakdown

Franklin Focused Core Equity Fund
Based on Total Net Assets as of 4/30/13


Information Technology
23.7%
Financials
16.9%
Health Care
14.2%
Consumer Discretionary
9.7%
Materials
9.3%
Energy
9.3%
Industrials
6.5%
Consumer Staples
6.3%
Short-Term Investments & Other Net Assets
4.1%

Top 10 Equity Holdings
Franklin Focused Core Equity Fund
4/30/13

Company *Sector/Industry*	% of Total Net Assets
LyondellBasell Industries NV, A *Materials*	3.9%
The Hartford Financial Services Group Inc. *Financials*	3.8%
NIKE Inc., B *Consumer Discretionary*	3.7%
Anadarko Petroleum Corp. *Energy*	3.6%
CVS Caremark Corp. *Consumer Staples*	3.4%
Visa Inc., A *Information Technology*	3.4%
Microsoft Corp. *Information Technology*	3.2%
Google Inc., A *Information Technology*	3.2%
Valeant Pharmaceuticals International Inc. *Health Care*	3.2%
Citigroup Inc. *Financials*	3.2%

fell as sales declined and the firm sought to expedite its adoption of 3G technology to increase subscriber retention. In the consumer discretionary sector, for-profit educator Apollo Group reported a drop in net income amid an enrollment decline, and the firm lowered its full-year 2013 operating income outlook. Lower revenues and profits also hampered International Game Technology's stock performance. The gambling equipment manufacturer reported higher expenses and lower margins as gambling revenue in general fell notably during the period. Research in Motion's share price decline weighed on IT sector performance as sales dropped and subscriber attrition continued for the maker of BlackBerry communication devices. A combination of lower commodity prices, higher operating costs and a court challenge that halted construction of a Chilean mine took a toll on Barrick Gold's share price. The Canadian mining company also took a one-time charge of nearly $4 billion in the fourth quarter of 2012 related to a Zambia-based copper mine. The Fund no longer held these positions at period-end.

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.



Brent Loder
Portfolio Manager
Franklin Focused Core Equity Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Effective November 1, 2012, **Brent Loder** assumed lead portfolio manager responsibilities for the Fund. Mr. Loder is a vice president, portfolio manager and research analyst with Franklin Equity Group. He is a member of the business and financial services team and specializes in research analysis on regional banks and payment processors. He is also a member of the Franklin Core/Hybrid team and manages several portfolios. Prior to joining Franklin Templeton Investments in 2006, Mr. Loder worked as an associate at Blum Capital Partners where he helped evaluate, execute and monitor investments in public and private companies. Previously, Mr. Loder worked at Morgan Stanley as an analyst in corporate finance and mergers and acquisitions.

Performance Summary as of 4/30/13

Franklin Focused Core Equity Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FCEQX)		Change	4/30/13	4/30/12
Net Asset Value (NAV)		+$1.16	$10.63	$9.47
Distributions (5/1/12–4/30/13)				
Short-Term Capital Gain	$0.0695			
Class C (Symbol: n/a)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$1.07	$10.36	$9.29
Distributions (5/1/12–4/30/13)				
Short-Term Capital Gain	$0.0695			
Class R (Symbol: n/a)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$1.13	$10.56	$9.43
Distributions (5/1/12–4/30/13)				
Short-Term Capital Gain	$0.0695			
Advisor Class (Symbol: n/a)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$1.20	$10.70	$9.50
Distributions (5/1/12–4/30/13)				
Short-Term Capital Gain	$0.0695			

Performance[1]

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	Inception (12/13/07)
Cumulative Total Return[2]		+13.08%	+35.38%	+17.51%
Average Annual Total Return[3]		+6.55%	+4.99%	+1.92%
Value of $10,000 Investment[4]		$10,655	$12,758	$11,075
Avg. Ann. Total Return (3/31/13)[5]		+2.41%	+5.95%	+1.54%
Total Annual Operating Expenses[6]				
Without Waiver	1.81%			
With Waiver	1.20%			
Class C		**1-Year**	**5-Year**	**Inception (12/13/07)**
Cumulative Total Return[2]		+12.36%	+30.55%	+13.18%
Average Annual Total Return[3]		+11.36%	+5.48%	+2.33%
Value of $10,000 Investment[4]		$11,136	$13,055	$11,318
Avg. Ann. Total Return (3/31/13)[5]		+6.99%	+6.48%	+1.97%
Total Annual Operating Expenses[6]				
Without Waiver	2.51%			
With Waiver	1.90%			
Class R		**1-Year**	**5-Year**	**Inception (12/13/07)**
Cumulative Total Return[2]		+12.81%	+33.62%	+15.98%
Average Annual Total Return[3]		+12.81%	+5.97%	+2.79%
Value of $10,000 Investment[4]		$11,281	$13,362	$11,598
Avg. Ann. Total Return (3/31/13)[5]		+8.40%	+6.94%	+2.43%
Total Annual Operating Expenses[6]				
Without Waiver	2.01%			
With Waiver	1.40%			
Advisor Class		**1-Year**	**5-Year**	**Inception (12/13/07)**
Cumulative Total Return[2]		+13.46%	+37.07%	+19.25%
Average Annual Total Return[3]		+13.46%	+6.51%	+3.33%
Value of $10,000 Investment[4]		$11,346	$13,707	$11,925
Avg. Ann. Total Return (3/31/13)[5]		+8.96%	+7.50%	+2.96%
Total Annual Operating Expenses[6]				
Without Waiver	1.51%			
With Waiver	0.90%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.89% (other than certain nonroutine expenses) until 8/31/13.

Total Return Index Comparison for a Hypothetical $10,000 Investment[1]

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (12/13/07–4/30/13)


$15,000
$10,000
$5,000
$0
12/07
4/09
4/11
4/13
$12,193
$11,075
Franklin Focused Core Equity Fund
S&P 500[7]

Average Annual Total Return

Class A	4/30/13
1-Year	+6.55%
5-Year	+4.99%
Since Inception (12/13/07)	+1.92%

Class C (12/13/07–4/30/13)


$15,000
$10,000
$5,000
$0
12/07
4/09
4/11
4/13
$12,193
$11,318
Franklin Focused Core Equity Fund
S&P 500[7]

Average Annual Total Return

Class C	4/30/13
1-Year	+11.36%
5-Year	+5.48%
Since Inception (12/13/07)	+2.33%

Performance Summary *(continued)*

Average Annual Total Return

Class R	4/30/13
1-Year	+12.81%
5-Year	+5.97%
Since Inception (12/13/07)	+2.79%

Class R (12/13/07–4/30/13)



$15,000
$10,000
$5,000
$0
12/07
4/09
4/11
4/13
$12,193
$11,598
Franklin Focused Core Equity Fund
S&P 500'

Average Annual Total Return

Advisor Class	4/30/13
1-Year	+13.46%
5-Year	+6.51%
Since Inception (12/13/07)	+3.33%

Advisor Class (12/13/07–4/30/13)



$15,000
$10,000
$5,000
$0
12/07
4/09
4/11
4/13
$12,193
$11,925
Franklin Focused Core Equity Fund
S&P 500'

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Since the Fund invests in a relatively small number of companies, the Fund is subject to the risk that poor performance by several companies could adversely affect Fund performance more so than a more broadly diversified fund. Special risks are involved with significant exposure to a particular sector, including increased susceptibility related to economic, business or other developments affecting that sector, which may result in increased volatility. The Fund also has the potential to invest in foreign company stocks, which involve exposure to currency volatility and political uncertainty. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Your Fund's Expenses

Franklin Focused Core Equity Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,178.00	$ 6.43
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$ 5.96
Class C			
Actual	$1,000	$1,174.20	$10.19
Hypothetical (5% return before expenses)	$1,000	$1,015.42	$ 9.44
Class R			
Actual	$1,000	$1,175.50	$ 7.50
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$ 6.95
Advisor Class			
Actual	$1,000	$1,179.30	$ 4.81
Hypothetical (5% return before expenses)	$1,000	$1,020.38	$ 4.46

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.19%; C: 1.89%; R: 1.39%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Growth Opportunities Fund

Your Fund's Goal and Main Investments: Franklin Growth Opportunities Fund seeks capital appreciation by normally investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

This annual report for Franklin Growth Opportunities Fund covers the fiscal year ended April 30, 2013.

Performance Overview

For the 12 months under review, Franklin Growth Opportunities Fund – Class A posted a cumulative total return of +8.29%. For comparison, the Fund's narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +12.83% total return.[1] The Fund's broad benchmark, the Standard & Poor's 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +16.89% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 27.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 75.

reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Portfolio Breakdown
Franklin Growth Opportunities Fund
Based on Total Net Assets as of 4/30/13



Information Technology*
26.6%
Health Care
17.6%
Consumer Discretionary
17.3%
Industrials
12.3%
Financials
7.3%
Energy
5.6%
Materials
5.5%
Telecommunication Services
4.1%
Consumer Staples
2.8%
Short-Term Investments & Other Net Assets
0.9%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

Manager's Discussion

Although the Fund trailed its benchmark, the Russell 3000® Growth Index, for the year under review, the Fund's stock selection in the health care, financials and telecommunication services sectors contributed to relative performance.

Biotechnology firms Gilead Sciences, which specializes in developing antiviral and cardiopulmonary drugs, and Onyx Pharmaceuticals, whose products treat cancer, led gains in the health care sector. Gilead reported strong adjusted income and revenue totals in fiscal year 2012 and the first quarter of fiscal year 2013. Onyx announced the Food and Drug Administration granted accelerated approval for its drug Kyprolis. BlackRock, the world's largest investment management firm by assets under management, was a top performer in financials. Wireless communications infrastructure firm SBA Communications' stock price rose as it completed its TowerCo II Holdings acquisition, which includes more than 3,000 tower sites across the U.S. and Puerto Rico. SBA Communications' share price also benefited from the increased usage of mobile phones for voice and data in the U.S., as this should help raise demand for the company's services.

However, during the fiscal year under review, stock selection detracted from the Fund's performance relative to the benchmark, particularly in the information technology (IT), energy, consumer staples and consumer discretionary sectors. In the IT sector, the Fund's position in computer network optimization products manufacturer F5 Networks weighed on relative performance as the firm's second-quarter fiscal year 2013 earnings and revenue fell short of expectations. Shares of social networking company Facebook slid during the year, negatively affecting Fund performance. Virtualization software maker Citrix Systems was another major IT detractor.[2] In the energy sector, the Fund's position in oilfield services firm Key Energy Services and exploration and production company Whiting Petroleum[2] hurt relative results. Other key detractors included infant formula maker Mead Johnson Nutrition and engine manufacturer Cummins.

2. Sold by period-end.

Top 10 Holdings
Franklin Growth Opportunities Fund
4/30/13

Company *Sector/Industry*	% of Total Net Assets
MasterCard Inc. *Information Technology*	3.7%
SBA Communications Corp. *Telecommunication Services*	3.4%
Google Inc., A *Information Technology*	3.3%
Gilead Sciences Inc. *Health Care*	3.1%
Celgene Corp. *Health Care*	2.4%
Allergan Inc. *Health Care*	2.3%
Precision Castparts Corp. *Industrials*	2.1%
Apple Inc. *Information Technology*	2.0%
BlackRock Inc. *Financials*	2.0%
QUALCOMM Inc. *Information Technology*	1.8%

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.





Grant Bowers
Portfolio Manager
Franklin Growth Opportunities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 4/30/13

Franklin Growth Opportunities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FGRAX)		Change	4/30/13	4/30/12
Net Asset Value (NAV)		+$1.27	$24.29	$23.02
Long-Term Capital Gain	$0.5550			
Class C (Symbol: FKACX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$0.94	$21.89	$20.95
Long-Term Capital Gain	$0.5550			
Class R (Symbol: FKARX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$1.18	$23.67	$22.49
Long-Term Capital Gain	$0.5550			
Advisor Class (Symbol: FRAAX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$1.44	$25.43	$23.99
Long-Term Capital Gain	$0.5550			

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+8.29%	+33.56%	+182.02%
Average Annual Total Return[2]		+2.08%	+4.71%	+10.27%
Value of $10,000 Investment[3]		$10,208	$12,590	$26,579
Avg. Ann. Total Return (3/31/13)[4]		-0.53%	+6.51%	+10.93%
Total Annual Operating Expenses[5]	1.30%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+7.47%	+28.89%	+162.64%
Average Annual Total Return[2]		+6.47%	+5.21%	+10.14%
Value of $10,000 Investment[3]		$10,647	$12,889	$26,264
Avg. Ann. Total Return (3/31/13)[4]		+3.75%	+7.01%	+10.80%
Total Annual Operating Expenses[5]	2.01%			
Class R		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+8.03%	+32.16%	+176.32%
Average Annual Total Return[2]		+8.03%	+5.73%	+10.70%
Value of $10,000 Investment[3]		$10,803	$13,216	$27,632
Avg. Ann. Total Return (3/31/13)[4]		+5.26%	+7.57%	+11.36%
Total Annual Operating Expenses[5]	1.51%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+8.62%	+35.64%	+190.45%
Average Annual Total Return[2]		+8.62%	+6.29%	+11.25%
Value of $10,000 Investment[3]		$10,862	$13,564	$29,045
Avg. Ann. Total Return (3/31/13)[4]		+5.80%	+8.10%	+11.92%
Total Annual Operating Expenses[5]	1.01%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/03–4/30/13)



$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$26,579
$22,107
$21,356
Franklin Growth Opportunities Fund
S&P 500[5]
Russell 3000® Growth Index[5]

Average Annual Total Return

Class A	4/30/13
1-Year	+2.08%
5-Year	+4.71%
10-Year	+10.27%

Class C (5/1/03–4/30/13)



$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$26,264
$22,107
$21,356
Franklin Growth Opportunities Fund
S&P 500[5]
Russell 3000® Growth Index[5]

Average Annual Total Return

Class C	4/30/13
1-Year	+6.47%
5-Year	+5.21%
10-Year	+10.14%

Average Annual Total Return

Class R	4/30/13
1-Year	+8.03%
5-Year	+5.73%
10-Year	+10.70%

Class R (5/1/03–4/30/13)


$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$27,632
$22,107
$21,356
Franklin Growth Opportunities Fund
S&P 500[6]
Russell 3000® Growth Index[6]

Average Annual Total Return

Advisor Class	4/30/13
1-Year	+8.62%
5-Year	+6.29%
10-Year	+11.25%

Advisor Class (5/1/03–4/30/13)


$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$29,045
$22,107
$21,356
Franklin Growth Opportunities Fund
S&P 500[6]
Russell 3000® Growth Index[6]

Endnotes

All investments involve risks, including possible loss of principal. The Fund may be more volatile than a more conservative equity fund and may be best suited for long-term investors. The Fund's investments in smaller and midsized company stocks involve special risks such as relatively smaller revenues, limited product lines and smaller market share. Smaller and midsized company stocks historically have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Your Fund's Expenses

Franklin Growth Opportunities Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,169.80	$ 6.67
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$ 6.21
Class C			
Actual	$1,000	$1,166.00	$10.47
Hypothetical (5% return before expenses)	$1,000	$1,015.12	$ 9.74
Class R			
Actual	$1,000	$1,169.20	$ 7.80
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$ 7.25
Advisor Class			
Actual	$1,000	$1,172.20	$ 5.06
Hypothetical (5% return before expenses)	$1,000	$1,020.13	$ 4.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.24%; C: 1.95%; R: 1.45%; and Advisor: 0.94%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Small Cap Growth Fund

Your Fund's Goal and Main Investments: Franklin Small Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-capitalization companies, which for this Fund are those with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000® Index or $1.5 billion, whichever is greater, at the time of purchase.[1]

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This annual report for Franklin Small Cap Growth Fund covers the fiscal year ended April 30, 2013.

Performance Overview

For the 12 months under review, Franklin Small Cap Growth Fund – Class A delivered a +14.35% cumulative total return. In comparison, the Russell 2000® Growth Index, which measures performance of small companies with higher price-to-book ratios and higher forecasted growth values, posted a +15.67% total return.[2] The Standard & Poor's 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +16.89% total return.[2] You can find the Fund's long-term performance data in the Performance Summary beginning on page 38.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow

1. The Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 82.

generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager's Discussion

During a 12-month period characterized by wide performance variation among Fund positions, the financials, consumer discretionary and industrials sectors led contributors to the Fund's performance relative to the Russell 2000® Growth Index. In contrast, the information technology and health care sectors were major detractors.

Our stock selection in the financials sector benefited relative performance, particularly residential mortgage loan provider Nationstar Mortgage Holdings. The company reported strong profits in recent quarters, driven by higher mortgage servicing revenue and mortgage loans held for sale. Nationstar Mortgage Holdings acquired more than $10 billion in residential mortgage assets from Bank of America in a co-investment with another mortgage capital firm. Nationstar also formed a new mortgage banking services firm with KB Home to serve KB Home's customers. We sold our position during the period. Investment manager Virtus Investment Partners, a position added during the review period, was another contributor. Its operating income climbed 80% year-over-year for the quarter ended December 31, 2012, and total sales for its investment products increased 46%. The firm reported higher revenues and pre-tax earnings as mutual fund sales and net flows reached record levels. Investment bank Evercore Partners performed well as it capitalized on high merger volume to reach record revenue and profit levels. The company, which advises firms involved in mergers and restructurings, continued to gain market share and reported a robust increase in 2012 adjusted net income.

In the consumer discretionary sector, retail brand licenser Iconix Brand Group reported a rise in adjusted profits, acquired sports apparel brand Umbro, and announced a private debt offering and a share buyback program.[3] Toward period-end, Iconix Brand Group reported record revenue, earnings and free cash flow amounts. In addition, online photo-publishing company Shutterfly delivered strong earnings growth in the fourth quarter of 2012 as revenue and orders rose during the year, and the company increased market share by acquiring Eastman Kodak's photo-sharing website. In exceeding earnings expectations for the fourth quarter of 2012, Shutterfly reported an improvement in gross

3. This holding is not an index component.

Portfolio Breakdown
Franklin Small Cap Growth Fund
Based on Total Net Assets as of 4/30/13


Information Technology*
25.9%
Consumer Discretionary
19.1%
Industrials
17.6%
Health Care
15.0%
Financials
6.9%
Energy
5.9%
Consumer Staples
5.1%
Materials
1.3%
Short-Term Investments & Other Net Assets
3.2%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

Top 10 Holdings
Franklin Small Cap Growth Fund
4/30/13

Company *Sector/Industry*	% of Total Net Assets
Shutterfly Inc. *Consumer Discretionary*	1.9%
Bottomline Technologies Inc. *Information Technology*	1.8%
The Manitowoc Co. Inc. *Industrials*	1.7%
Lattice Semiconductor Corp. *Information Technology*	1.7%
Mobile Mini Inc. *Industrials*	1.6%
PAREXEL International Corp. *Health Care*	1.6%
Yelp Inc. *Information Technology*	1.6%
ViaSat Inc. *Information Technology*	1.5%
Semtech Corp. *Information Technology*	1.5%
FARO Technologies Inc. *Information Technology*	1.5%

margins. A share price advance for Mobile Mini, a provider of steel storage containers, shipping containers and mobile offices, helped the Fund's industrials positions contribute to performance relative to the benchmark. The company shifted its focus during the period to its core industrial storage business and cut costs in an effort to improve profitability. Fourth-quarter results suggested the firm's efforts may have been effective, as total revenues, leasing revenues, net income and the average utilization rate increased. Discount airline Allegiant Travel expanded its flight network and collected more in baggage fees, helping to increase revenues and net income. For 2012, Allegiant Travel's capacity growth and traffic growth were among the highest for U.S. commercial airlines. The first quarter of 2013 marked the airline's 41st consecutive profitable quarter. Increased crane sales in the Americas helped construction equipment designer and producer Manitowoc double its year-over-year quarterly profits for the quarter ended December 31, 2012, and net income for 2012 rose from 2011.[3] In April, the company reported first-quarter earnings results that were in line with expectations and reaffirmed its full-year 2013 guidance.

Several holdings detracted from relative Fund performance during the year. In the information technology (IT) sector, power-supply chip manufacturer Volterra Semiconductor's share price fell as higher research and development costs and a decline in revenue contributed to lower-than-forecast earnings for the second quarter of 2012. The company's increased focus on cloud servers, communications equipment applications and energy, combined with less emphasis on notebooks, helped its revenues and earnings stabilize in ensuing quarters. ServiceSource International's stock lost value as the IT services firm cut its financial outlook, noting the effect of weakening economic conditions on customers. We sold our position during the period. FARO Technologies reported lower-than-expected third-quarter sales and profits, its second consecutive quarter of underperforming sales expectations. The manufacturer of laser precision-measurement systems cited weaker demand, particularly in Europe, where sales orders slipped. Impax Laboratories was a poor performing health care position as the Food and Drug Administration (FDA) denied approval for the drug developer's trial medicine for Parkinson's disease, Rytary. It appears to us that the approval process will likely experience delays because of the FDA's reported concerns surrounding a company manufacturing facility. Outside of these sectors, a key detractor was oilfield services provider Key Energy Services, which reported lower first-quarter 2013 net income and revenues than a year earlier. Lesser demand from oil drillers, along with underutilized company assets, contributed to the decline.

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.





Michael P. McCarthy, CFA
Portfolio Manager
Franklin Small Cap Growth Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 4/30/13

Franklin Small Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FSGRX)		Change	4/30/13	4/30/12
Net Asset Value (NAV)		+$1.42	$14.26	$12.84
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$0.3646			
Class C (Symbol: FCSGX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$1.13	$12.70	$11.57
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$0.3646			
Class R (Symbol: FSSRX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$1.33	$13.81	$12.48
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$0.3646			
Advisor Class (Symbol: FSSAX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$1.53	$14.94	$13.41
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$0.3646			

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+14.35%	+63.69%	+170.55%
Average Annual Total Return[2]		+7.80%	+9.07%	+9.81%
Value of $10,000 Investment[3]		$10,780	$15,435	$25,483
Avg. Ann. Total Return (3/31/13)[4]		+9.58%	+11.16%	+11.16%
Total Annual Operating Expenses[5]	1.37%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+13.41%	+57.92%	+151.03%
Average Annual Total Return[2]		+12.41%	+9.57%	+9.64%
Value of $10,000 Investment[3]		$11,241	$15,792	$25,103
Avg. Ann. Total Return (3/31/13)[4]		+14.44%	+11.70%	+11.01%
Total Annual Operating Expenses[5]	2.07%			
Class R		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+14.04%	+61.92%	+164.01%
Average Annual Total Return[2]		+14.04%	+10.12%	+10.19%
Value of $10,000 Investment[3]		$11,404	$16,192	$26,401
Avg. Ann. Total Return (3/31/13)[4]		+16.06%	+12.28%	+11.58%
Total Annual Operating Expenses[5]	1.57%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+14.56%	+66.08%	+177.53%
Average Annual Total Return[2]		+14.56%	+10.68%	+10.75%
Value of $10,000 Investment[3]		$11,456	$16,608	$27,753
Avg. Ann. Total Return (3/31/13)[4]		+16.64%	+12.83%	+12.14%
Total Annual Operating Expenses[5]	1.07%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	4/30/13
1-Year	+7.80%
5-Year	+9.07%
10-Year	+9.81%

Class A (5/1/03–4/30/13)



$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$27,222
$25,483
$21,356
Franklin Small Cap Growth Fund
S&P 500[6]
Russell 2000® Growth Index[6]

Average Annual Total Return

Class C	4/30/13
1-Year	+12.41%
5-Year	+9.57%
10-Year	+9.64%

Class C (5/1/03–4/30/13)



$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$27,222
$25,103
$21,356
Franklin Small Cap Growth Fund
S&P 500[6]
Russell 2000® Growth Index[6]

Class R (5/1/03–4/30/13)


$30,000
$20,000
$10,000
$5,000
$27,222
$26,401
$21,356
5/03
4/05
4/07
4/09
4/11
4/13
Franklin Small Cap Growth Fund
S&P 500[6]
Russell 2000® Growth Index[6]

Average Annual Total Return

Class R	4/30/13
1-Year	+14.04%
5-Year	+10.12%
10-Year	+10.19%

Advisor Class (5/1/03–4/30/13)


$30,000
$20,000
$10,000
$5,000
$27,753
$27,222
$21,356
5/03
4/05
4/07
4/09
4/11
4/13
Franklin Small Cap Growth Fund
S&P 500[6]
Russell 2000® Growth Index[6]

Average Annual Total Return

Advisor Class	4/30/13
1-Year	+14.56%
5-Year	+10.68%
10-Year	+10.75%

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Smaller and newer companies can be particularly sensitive to changing economic conditions. Their growth prospects are less certain than those of larger, more established companies, and they can be volatile. The Fund is intended for long-term investors who are comfortable with short-term fluctuations in share price. There are special risks involved with significant exposure to a particular sector, including increased susceptibility related to economic, business, or other developments affecting that sector. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 2000® Growth Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Your Fund's Expenses

Franklin Small Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,188.90	$ 7.11
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$ 6.56
Class C			
Actual	$1,000	$1,184.20	$10.89
Hypothetical (5% return before expenses)	$1,000	$1,014.83	$10.04
Class R			
Actual	$1,000	$1,187.00	$ 8.19
Hypothetical (5% return before expenses)	$1,000	$1,017.31	$ 7.55
Advisor Class			
Actual	$1,000	$1,190.00	$ 5.48
Hypothetical (5% return before expenses)	$1,000	$1,019.79	$ 5.06

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.31%; C: 2.01%; R: 1.51%; and Advisor: 1.01%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Small-Mid Cap Growth Fund

Your Fund's Goal and Main Investments: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.[1]

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2013.

Performance Overview

For the 12 months under review, Franklin Small-Mid Cap Growth Fund – Class A delivered a cumulative total return of +8.95%. In comparison, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values, generated a +14.42% total return.[2] Also in comparison, the Standard & Poor's 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +16.89% total return.[2] You can find the Fund's long-term performance data in the Performance Summary beginning on page 49.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and

1. The Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index's total market capitalization. The Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index's total market capitalization.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 89.

Portfolio Breakdown
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 4/30/13



Consumer Discretionary
23.2%
Industrials
18.6%
Information Technology
16.9%
Health Care
14.6%
Energy
6.6%
Financials
6.3%
Consumer Staples
4.4%
Materials
2.4%
Telecommunication Services
1.7%
Utilities
1.3%
Short-Term Investments & Other Net Assets
4.0%

competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager's Discussion

During the 12 months under review, nearly all sectors represented in the Fund's portfolio contributed to absolute performance as the broad stock market rallied and many of the Fund's holdings reached record highs. Relative to the Russell Midcap® Growth Index, key contributors to the Fund's performance included stock selection in the industrials and telecommunication services sectors. In the industrials sector, our off-benchmark position in Allegiant Travel enhanced relative results as the airline company continued to generate better-than-expected quarterly earnings driven by increased passenger capacities, higher fares, additional routes, lower operational costs resulting from its use of more fuel-efficient planes, and higher ancillary revenue and third-party sales. In the telecommunication services sector, wireless communications tower owner and operator SBA Communications benefited from strong leasing demand domestically and internationally, especially from the four biggest U.S. wireless carriers. SBA has been actively building and acquiring new towers in the U.S. and abroad as it seeks to strengthen its U.S. business and expand in relatively mature international markets that may offer higher growth and return potential than the U.S. Key individual contributors included leading craft-beer brewer Boston Beer, global diversified consumer products manufacturer Jarden and new holding FleetCor Technologies, a leading provider of payment products to commercial fleets and major oil companies. Our off-benchmark position in Boston Beer boosted relative returns as the company benefited from positive brand momentum, strong sales execution and favorable reception of its new products.

The company's newly launched Freshest Beer Program reportedly enabled the company to manage inventory levels and more efficiently transition seasonal brands. Jarden delivered better-than-expected earnings in recent quarters as the company experienced solid demand for its outdoor solutions, branded consumables and consumer solutions products. FleetCor continued to generate stronger-than-expected earnings driven by higher domestic and international transactions, larger revenue per transaction and lower operating expenses. The contribution of four recent acquisitions to transaction growth, which demonstrated FleetCor's ability to develop acquired businesses, helped the company provide a 2013 earnings-per-share outlook that surpassed market estimates.

In contrast, key detractors from the Fund's relative performance included stock selection in the energy and health care sectors. In the energy sector, two oil and gas exploration and production companies notably weighed on relative results: Whiting Petroleum, which we sold during the period, and SM Energy. Investor concerns about global economic growth drove crude oil prices to a period low in June, pressuring revenues and earnings, as well as share prices, of many oil-related companies early in the 12-month reporting period. Generally improving economic data in the latter part of 2012 led to a recovery in crude oil and gas prices, which particularly helped SM Energy deliver better-than-expected revenues and earnings later in the period as the company increased production. The company added to its assets in the Permian Basin and in East Texas, which could potentially support future growth. In the health care sector, surgical systems manufacturer Intuitive Surgical, which we sold during the period, hampered Fund results as its share price declined. The information technology sector lagged all other sectors in the Russell Midcap® Growth Index, and the Fund's overweighting in the sector hurt relative returns. Many communications equipment companies, including F5 Networks, which we sold during the period, and many software companies, including Nuance Communications, were negatively affected by U.S. businesses' reduction or postponement of major purchases because of challenging economic conditions and political and fiscal uncertainties near the end of 2012. As a leading voice-recognition software solutions provider, Nuance could potentially benefit from the solid growth trends in the mobile and health care markets.

Top 10 Holdings

Franklin Small-Mid Cap Growth Fund
4/30/13

Company *Sector/Industry*	% of Total Net Assets
Affiliated Managers Group Inc. *Financials*	1.8%
SBA Communications Corp. *Telecommunication Services*	1.7%
AMETEK Inc. *Industrials*	1.7%
Wolverine World Wide Inc. *Consumer Discretionary*	1.7%
Actavis Inc. *Health Care*	1.6%
GNC Holdings Inc., A *Consumer Discretionary*	1.5%
Roper Industries Inc. *Industrials*	1.5%
Mead Johnson Nutrition Co., A *Consumer Staples*	1.4%
Ralph Lauren Corp. *Consumer Discretionary*	1.4%
Chipotle Mexican Grill Inc. *Consumer Discretionary*	1.3%

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.



Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 4/30/13

Franklin Small-Mid Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FRSGX)		Change	4/30/13	4/30/12
Net Asset Value (NAV)		-$0.50	$38.01	$38.51
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$3.4765			
Class C (Symbol: FRSIX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		-$1.17	$32.80	$33.97
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$3.4765			
Class R (Symbol: FSMRX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		-$0.71	$36.61	$37.32
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$3.4765			
Advisor Class (Symbol: FSGAX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		-$0.27	$39.56	$39.83
Distributions (5/1/12–4/30/13)				
Long-Term Capital Gain	$3.4765			

Performance

*Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. **Class A:** 5.75% maximum initial sales charge; **Class C:** 1% contingent deferred sales charge in first year only; **Class R/Advisor Class:** no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+8.95%	+35.10%	+144.47%
Average Annual Total Return[2]		+2.68%	+4.95%	+8.71%
Value of $10,000 Investment[3]		$10,268	$12,735	$23,042
Avg. Ann. Total Return (3/31/13)[4]		+1.05%	+6.56%	+9.49%
Total Annual Operating Expenses[5]	0.99%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+8.11%	+30.12%	+126.84%
Average Annual Total Return[2]		+7.15%	+5.41%	+8.54%
Value of $10,000 Investment[3]		$10,715	$13,012	$22,684
Avg. Ann. Total Return (3/31/13)[4]		+5.44%	+7.02%	+9.33%
Total Annual Operating Expenses[5]	1.74%			
Class R		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+8.66%	+33.39%	+138.29%
Average Annual Total Return[2]		+8.66%	+5.93%	+9.07%
Value of $10,000 Investment[3]		$10,866	$13,339	$23,829
Avg. Ann. Total Return (3/31/13)[4]		+6.92%	+7.56%	+9.86%
Total Annual Operating Expenses[5]	1.24%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+9.21%	+36.83%	+150.68%
Average Annual Total Return[2]		+9.21%	+6.47%	+9.63%
Value of $10,000 Investment[3]		$10,921	$13,683	$25,068
Avg. Ann. Total Return (3/31/13)[4]		+7.47%	+8.11%	+10.42%
Total Annual Operating Expenses[5]	0.74%			

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to **franklintempleton.com** or call **(800) 342-5236**.*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/03–4/30/13)



$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$28,295
$23,042
$21,356
Franklin Small-Mid Cap Growth Fund
S&P 500[6]
Russell Midcap® Growth Index[6]

Average Annual Total Return

Class A	4/30/13
1-Year	+2.68%
5-Year	+4.95%
10-Year	+8.71%

Class C (5/1/03–4/30/13)



$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$28,295
$22,684
$21,356
Franklin Small-Mid Cap Growth Fund
S&P 500[6]
Russell Midcap® Growth Index[6]

Average Annual Total Return

Class C	4/30/13
1-Year	+7.15%
5-Year	+5.41%
10-Year	+8.54%

Average Annual Total Return

Class R	4/30/13
1-Year	+8.66%
5-Year	+5.93%
10-Year	+9.07%

Class R (5/1/03–4/30/13)



$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$28,295
$23,829
$21,356
Franklin Small-Mid Cap Growth Fund
S&P 500[6]
Russell Midcap® Growth Index[6]

Average Annual Total Return

Advisor Class	4/30/13
1-Year	+9.21%
5-Year	+6.47%
10-Year	+9.63%

Advisor Class (5/1/03–4/30/13)



$30,000
$20,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$28,295
$25,068
$21,356
Franklin Small-Mid Cap Growth Fund
S&P 500[6]
Russell Midcap® Growth Index[6]

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investment, as small and midsized company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Your Fund's Expenses

Franklin Small-Mid Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,159.40	$5.09
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76
Class C			
Actual	$1,000	$1,154.90	$9.08
Hypothetical (5% return before expenses)	$1,000	$1,016.36	$8.50
Class R			
Actual	$1,000	$1,157.70	$6.42
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor Class			
Actual	$1,000	$1,160.60	$3.75
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.51

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.95%; C: 1.70%; R: 1.20%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Financial Highlights

Franklin Flex Cap Growth Fund

Class A	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$51.12	$52.42	$43.55	$32.46	$45.77
Income from investment operations[a]:					
Net investment income (loss)[b]	0.04[c]	(0.05)	(0.11)	(0.06)	(0.03)
Net realized and unrealized gains (losses)	1.69	0.67	8.98	11.15	(13.28)
Total from investment operations	1.73	0.62	8.87	11.09	(13.31)
Less distributions from:					
Net investment income	(0.01)	—	—	—	—
Net realized gains	(1.63)	(1.92)	—	—	—
Total distributions	(1.64)	(1.92)	—	—	—
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$51.21	$51.12	$52.42	$43.55	$32.46
Total return[f]	3.70%	1.86%	20.37%	34.17%	(29.08)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.99%	0.98%	0.98%	1.01%	1.00%
Expenses net of waiver and payments by affiliates	0.99%	0.98%	0.98%	0.99%[g]	1.00%[g]
Net investment income (loss)	0.09%[c]	(0.10)%	(0.23)%	(0.16)%	(0.08)%
Supplemental data					
Net assets, end of year (000's)	$2,080,349	$2,094,119	$2,233,642	$1,899,703	$1,370,025
Portfolio turnover rate	63.09%	49.59%	51.32%	47.70%	35.95%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.06)%.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Flex Cap Growth Fund

Class C	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$46.14	$47.88	$40.08	$30.10	$42.76
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.29)[c]	(0.37)	(0.41)	(0.32)	(0.28)
Net realized and unrealized gains (losses)	1.48	0.55	8.21	10.30	(12.38)
Total from investment operations	1.19	0.18	7.80	9.98	(12.66)
Less distributions from net realized gains	(1.63)	(1.92)	—	—	—
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$45.70	$46.14	$47.88	$40.08	$30.10
Total return[f]	2.92%	1.10%	19.46%	33.16%	(29.61)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.74%	1.73%	1.73%	1.76%	1.74%
Expenses net of waiver and payments by affiliates	1.74%	1.73%	1.73%	1.74%[g]	1.74%[g]
Net investment income (loss)	(0.66)%[c]	(0.85)%	(0.98)%	(0.91)%	(0.82)%
Supplemental data					
Net assets, end of year (000's)	$298,253	$323,249	$352,282	$315,013	$243,308
Portfolio turnover rate	63.09%	49.59%	51.32%	47.70%	35.95%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.81)%.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Flex Cap Growth Fund

Class R	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$49.82	$51.27	$42.70	$31.91	$45.10
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.08)[c]	(0.16)	(0.21)	(0.16)	(0.12)
Net realized and unrealized gains (losses)	1.63	0.63	8.78	10.95	(13.07)
Total from investment operations	1.55	0.47	8.57	10.79	(13.19)
Less distributions from net realized gains	(1.63)	(1.92)	—	—	—
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$49.74	$49.82	$51.27	$42.70	$31.91
Total return[f]	3.43%	1.60%	20.07%	33.81%	(29.25)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.24%	1.23%	1.23%	1.26%	1.25%
Expenses net of waiver and payments by affiliates	1.24%	1.23%	1.23%	1.24%[g]	1.25%[g]
Net investment income (loss)	(0.16)%[c]	(0.35)%	(0.48)%	(0.41)%	(0.33)%
Supplemental data					
Net assets, end of year (000's)	$63,134	$76,340	$72,532	$60,904	$43,940
Portfolio turnover rate	63.09%	49.59%	51.32%	47.70%	35.95%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.31)%.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Flex Cap Growth Fund

Advisor Class	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$52.12	$53.26	$44.14	$32.82	$46.15
Income from investment operations[a]:					
Net investment income[b]	0.18[c]	0.07	0.01	0.04	0.07
Net realized and unrealized gains (losses)	1.71	0.71	9.11	11.28	(13.40)
Total from investment operations	1.89	0.78	9.12	11.32	(13.33)
Less distributions from:					
Net investment income	(0.09)	—	—	—	—
Net realized gains	(1.63)	(1.92)	—	—	—
Total distributions	(1.72)	(1.92)	—	—	—
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$52.29	$52.12	$53.26	$44.14	$32.82
Total return	3.94%	2.13%	20.66%	34.49%	(28.88)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.74%	0.73%	0.73%	0.76%	0.75%
Expenses net of waiver and payments by affiliates	0.74%	0.73%	0.73%	0.74%[f]	0.75%[f]
Net investment income	0.34%[c]	0.15%	0.02%	0.09%	0.17%
Supplemental data					
Net assets, end of year (000's)	$836,225	$1,162,624	$1,233,168	$856,298	$364,798
Portfolio turnover rate	63.09%	49.59%	51.32%	47.70%	35.95%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.19%.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Benefit of expense reduction rounds to less than 0.01%.

Statement of Investments, April 30, 2013

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks 96.9%		
Automobiles & Components 0.9%		
[a]BorgWarner Inc.	297,100	$ 23,224,307
[a,b]Tesla Motors Inc.	118,265	6,385,127
		29,609,434
Banks 1.6%		
[a]Signature Bank/New York NY	397,100	28,436,331
Wells Fargo & Co.	668,500	25,389,630
		53,825,961
Capital Goods 9.9%		
Danaher Corp.	550,000	33,517,000
[a]DigitalGlobe Inc.	234,600	6,847,974
Fastenal Co.	445,700	21,861,585
Honeywell International Inc.	213,800	15,722,852
[a]Jacobs Engineering Group Inc.	247,600	12,498,848
The Manitowoc Co. Inc.	1,485,600	27,869,856
Pall Corp.	476,800	31,807,328
Precision Castparts Corp.	228,700	43,748,023
[a]Proto Labs Inc.	198,800	10,154,704
Rockwell Automation Inc.	183,200	15,531,696
Roper Industries Inc.	210,000	25,126,500
[a,b]Solarcity Corp.	222,800	6,020,056
TransDigm Group Inc.	225,000	33,030,000
[a]United Rentals Inc.	569,500	29,961,395
United Technologies Corp.	100,000	9,129,000
		322,826,817
Commercial & Professional Services 1.3%		
Nielsen Holdings NV	693,300	24,002,046
[a]Stericycle Inc.	185,000	20,039,200
		44,041,246
Consumer Durables & Apparel 3.5%		
[a]Michael Kors Holdings Ltd.	297,100	16,916,874
NIKE Inc., B	396,200	25,198,320
Ralph Lauren Corp.	190,000	34,500,200
[a]TRI Pointe Homes Inc.	272,400	5,175,600
[a]Under Armour Inc., A	568,400	32,444,272
		114,235,266
Consumer Services 1.7%		
[a]Chipotle Mexican Grill Inc.	55,800	20,266,002
Las Vegas Sands Corp.	173,300	9,748,125
[a]Norwegian Cruise Line Holdings Ltd.	157,400	4,880,974
Starwood Hotels & Resorts Worldwide Inc.	148,600	9,587,672
Wynn Resorts Ltd.	74,300	10,201,390
		54,684,163

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Diversified Financials 3.1%		
BlackRock Inc.	97,500	$ 25,983,750
Evercore Partners Inc.	198,100	7,478,275
Financial Engines Inc.	222,800	8,103,236
[a]IntercontinentalExchange Inc.	131,100	21,360,123
T. Rowe Price Group Inc.	544,800	39,498,000
		102,423,384
Energy 4.7%		
Chevron Corp.	329,500	40,202,295
[a]Cobalt International Energy Inc.	544,700	15,218,918
[a]FMC Technologies Inc.	375,000	20,362,500
[a]Mcdermott International Inc.	841,800	8,990,424
National Oilwell Varco Inc.	247,600	16,148,472
Noble Energy Inc.	198,100	22,442,749
Schlumberger Ltd.	397,100	29,556,153
		152,921,511
Food & Staples Retailing 1.1%		
[a]Fairway Group Holdings Corp.	129,700	2,280,126
Whole Foods Market Inc.	371,400	32,802,048
		35,082,174
Food, Beverage & Tobacco 4.0%		
The Coca-Cola Co.	792,300	33,538,059
Mead Johnson Nutrition Co., A	293,700	23,816,133
[a]Monster Beverage Corp.	193,100	10,890,840
PepsiCo Inc.	554,100	45,696,627
[a,b]WhiteWave Foods Co., A	1,052,400	17,796,084
		131,737,743
Health Care Equipment & Services 4.4%		
Abbott Laboratories	951,400	35,125,688
[a]Cerner Corp.	350,000	33,869,500
[a]DaVita HealthCare Partners Inc.	198,100	23,504,565
[a]Express Scripts Holding Co.	419,700	24,917,589
[a]HeartWare International Inc.	73,900	7,183,080
[a]HMS Holdings Corp.	173,300	4,368,893
McKesson Corp.	146,900	15,544,958
		144,514,273
Insurance 1.7%		
ACE Ltd.	445,700	39,729,698
Aflac Inc.	321,900	17,524,236
		57,253,934
Materials 4.4%		
Airgas Inc.	275,000	26,578,750
Ecolab Inc.	875,000	74,042,500
Praxair Inc.	375,000	42,862,500
		143,483,750

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Media 6.2%		
[a]Charter Communications Inc., A	198,100	$ 19,956,594
[a]DIRECTV	425,900	24,088,904
[a]Discovery Communications Inc., C	672,100	47,645,169
[a]Imax Corp. (Canada)	445,700	11,378,721
Sirius XM Radio Inc.	13,369,900	43,452,175
The Walt Disney Co.	876,200	55,060,408
		201,581,971
Pharmaceuticals, Biotechnology & Life Sciences 10.0%		
[a]Actavis Inc.	570,000	60,266,100
Allergan Inc.	448,200	50,893,110
[a]ARIAD Pharmaceuticals Inc.	596,200	10,654,094
[a]Biogen Idec Inc.	218,300	47,792,419
Bristol-Myers Squibb Co.	633,700	25,170,564
[a]Celgene Corp.	453,300	53,521,131
[a]Gilead Sciences Inc.	745,000	37,726,800
[a]Illumina Inc.	239,500	15,493,255
[a]Pharmacyclics Inc.	138,700	11,304,050
[a]Waters Corp.	173,600	16,040,640
		328,862,163
Real Estate 1.5%		
American Tower Corp.	594,200	49,906,858
Retailing 4.7%		
[a]Amazon.com Inc.	188,200	47,767,042
Dick's Sporting Goods Inc.	513,500	24,699,350
[a]Dollar General Corp.	643,800	33,535,542
[a]HomeAway Inc.	346,600	10,588,630
[a]Priceline.com Inc.	24,500	17,051,755
Tractor Supply Co.	176,300	18,894,071
		152,536,390
Semiconductors & Semiconductor Equipment 2.3%		
Microchip Technology Inc.	730,400	26,601,168
[a]NXP Semiconductors NV (Netherlands)	694,300	19,127,965
Xilinx Inc.	811,300	30,756,383
		76,485,516
Software & Services 18.0%		
[a]ANSYS Inc.	322,200	26,053,092
[a]Blackhawk Network Holdings Inc.	247,600	5,927,544
[a]Bottomline Technologies Inc.	488,800	12,806,560
[a]BroadSoft Inc.	297,100	7,593,876
[a]Check Point Software Technologies Ltd. (Israel)	144,700	6,745,914
[a]eBay Inc.	742,800	38,915,292

Statement of Investments, April 30, 2013 *(continued)*

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Software & Services (continued)		
[a]Facebook Inc., A	594,200	$ 16,494,992
[a]FleetCor Technologies Inc.	297,100	22,846,990
[a]Fortinet Inc.	495,200	8,893,792
[a]Google Inc., A	113,900	93,918,523
International Business Machines Corp.	130,000	26,330,200
[a]LinkedIn Corp., A	138,700	26,642,883
MasterCard Inc., A	125,000	69,116,250
[a]NetSuite Inc.	203,000	17,855,880
[a]Nuance Communications Inc.	1,350,300	25,709,712
Oracle Corp.	1,188,500	38,959,030
[a]Red Hat Inc.	163,700	7,846,141
[a]Salesforce.com Inc.	860,900	35,391,599
[a]Sourcefire Inc.	89,100	4,255,416
[a]Splunk Inc.	206,300	8,417,040
[a]Vantiv Inc., A	993,500	22,383,555
Visa Inc., A	400,000	67,384,000
		590,488,281
Technology Hardware & Equipment 6.5%		
Apple Inc.	240,000	106,260,000
National Instruments Corp.	558,600	15,266,537
QUALCOMM Inc.	990,400	61,028,448
[a,b]Stratasys Ltd.	104,000	8,637,200
[a]Trimble Navigation Ltd.	770,200	22,135,548
		213,327,733
Telecommunication Services 1.3%		
[a]SBA Communications Corp.	544,800	43,033,752
Transportation 4.1%		
Expeditors International of Washington Inc.	321,900	11,565,867
[a]Genesee & Wyoming Inc.	291,800	24,861,360
[a]Hub Group Inc., A	653,700	23,958,105
Kansas City Southern	221,900	24,202,633
[a]Kirby Corp.	44,600	3,340,094
[a]Spirit Airlines Inc.	313,800	8,378,460
Union Pacific Corp.	255,500	37,803,780
		134,110,299
Total Common Stocks (Cost $2,181,827,526)		3,176,972,619
Preferred Stocks (Cost $9,999,998) 0.3%		
Pharmaceuticals, Biotechnology & Life Sciences 0.3%		
[a,c]FibroGen Inc., pfd., E	2,227,171	9,309,575
Total Investments before Short Term Investments (Cost $2,191,827,524)		3,186,282,194

Franklin Flex Cap Growth Fund	Shares	Value
Short Term Investments 2.9%		
Money Market Funds (Cost $57,421,669) 1.8%		
[a,d]Institutional Fiduciary Trust Money Market Portfolio	57,421,669	$ 57,421,669
[e]**Investments from Cash Collateral Received for Loaned Securities (Cost $37,018,919) 1.1%**		
Money Market Funds Cost 1.1%		
[f]BNY Mellon Overnight Government Fund, 0.109%	37,018,919	37,018,919
Total Investments (Cost $2,286,268,112) 100.1%		3,280,722,782
Other Assets, less Liabilities (0.1)%		(2,761,784)
Net Assets 100.0%		$3,277,960,998

[a]Non-income producing.
[b]A portion or all of the security is on loan at April 30, 2013. See Note 1(c).
[c]See Note 8 regarding restricted securities.
[d]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[e]See Note 1(c) regarding securities on loan.
[f]The rate shown is the annualized seven-day yield at period end.

Financial Highlights

Franklin Focused Core Equity Fund

Class A	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 9.47	$10.35	$ 9.03	$6.27	$8.69
Income from investment operations[a]:					
Net investment income[b]	0.07	0.02	0.06	0.02	0.06
Net realized and unrealized gains (losses)	1.16	(0.31)	1.29	2.74	(2.36)
Total from investment operations	1.23	(0.29)	1.35	2.76	(2.30)
Less distributions from:					
Net investment income	—	(0.11)	(0.03)	—[c]	(0.10)
Net realized gains	(0.07)	(0.48)	—	—	(0.02)
Total distributions	(0.07)	(0.59)	(0.03)	—[c]	(0.12)
Net asset value, end of year	$10.63	$ 9.47	$10.35	$9.03	$6.27
Total return[d]	13.08%	(2.17)%	14.92%	44.05%	(26.07)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.89%	1.81%	1.87%	2.04%	3.99%
Expenses net of waiver and payments by affiliates	1.19%	1.21%	1.10%	1.09%[e]	1.17%[e]
Net investment income	0.76%	0.25%	0.61%	0.21%	0.91%
Supplemental data					
Net assets, end of year (000's)	$19,029	$26,253	$14,481	$10,974	$4,889
Portfolio turnover rate	74.50%	51.85%	63.80%	42.73%	83.29%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[e]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Focused Core Equity Fund

Class C	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 9.29	$10.14	$ 8.90	$6.24	$8.67
Income from investment operations[a]:					
Net investment income (loss)[b]	0.01	(0.04)	(0.01)	(0.05)	—[c]
Net realized and unrealized gains (losses)	1.13	(0.29)	1.25	2.71	(2.33)
Total from investment operations	1.14	(0.33)	1.24	2.66	(2.33)
Less distributions from:					
Net investment income	—	(0.04)	—	—[c]	(0.08)
Net realized gains	(0.07)	(0.48)	—	—	(0.02)
Total distributions	(0.07)	(0.52)	—	—[c]	(0.10)
Net asset value, end of year	$10.36	$ 9.29	$10.14	$8.90	$6.24
Total return[d]	12.36%	(2.66)%	13.93%	42.65%	(26.56)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	2.59%	2.50%	2.66%	2.84%	4.67%
Expenses net of waiver and payments by affiliates	1.89%	1.90%	1.89%	1.89%[e]	1.85%[e]
Net investment income (loss)	0.06%	(0.44)%	(0.18)%	(0.59)%	0.23%
Supplemental data					
Net assets, end of year (000's)	$2,502	$3,265	$2,095	$1,853	$106
Portfolio turnover rate	74.50%	51.85%	63.80%	42.73%	83.29%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[e]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Focused Core Equity Fund

Class R	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 9.43	$10.30	$ 9.00	$6.27	$8.68
Income from investment operations[a]:					
Net investment income (loss)[b]	0.05	0.02	0.03	(0.01)	0.05
Net realized and unrealized gains (losses)	1.15	(0.32)	1.28	2.74	(2.36)
Total from investment operations	1.20	(0.30)	1.31	2.73	(2.31)
Less distributions from:					
Net investment income	—	(0.09)	(0.01)	—	(0.08)
Net realized gains	(0.07)	(0.48)	—	—	(0.02)
Total distributions	(0.07)	(0.57)	(0.01)	—	(0.10)
Net asset value, end of year	$10.56	$ 9.43	$10.30	$9.00	$6.27
Total return[c]	12.81%	(2.22)%	14.51%	43.54%	(26.30)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	2.09%	1.99%	2.16%	2.34%	4.21%
Expenses net of waiver and payments by affiliates	1.39%	1.39%	1.39%	1.39%[d]	1.39%[d]
Net investment income (loss)	0.56%	0.07%	0.32%	(0.09)%	0.69%
Supplemental data					
Net assets, end of year (000's)	$76	$41	$27	$21	$6
Portfolio turnover rate	74.50%	51.85%	63.80%	42.73%	83.29%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[d]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Focused Core Equity Fund

Advisor Class	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 9.50	$10.37	$ 9.06	$6.28	$8.70
Income from investment operations[a]:					
Net investment income[b]	0.10	0.06	0.08	0.04	0.08
Net realized and unrealized gains (losses)	1.17	(0.32)	1.28	2.74	(2.37)
Total from investment operations	1.27	(0.26)	1.36	2.78	(2.29)
Less distributions from:					
Net investment income	—	(0.13)	(0.05)	—[c]	(0.11)
Net realized gains	(0.07)	(0.48)	—	—	(0.02)
Total distributions	(0.07)	(0.61)	(0.05)	—[c]	(0.13)
Net asset value, end of year	$10.70	$ 9.50	$10.37	$9.06	$6.28
Total return	13.46%	(1.80)%	15.08%	44.34%	(25.93)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.59%	1.49%	1.66%	1.84%	3.71%
Expenses net of waiver and payments by affiliates	0.89%	0.89%	0.89%	0.89%[d]	0.89%[d]
Net investment income	1.06%	0.57%	0.82%	0.41%	1.19%
Supplemental data					
Net assets, end of year (000's)	$4,347	$3,188	$1,966	$1,182	$167
Portfolio turnover rate	74.50%	51.85%	63.80%	42.73%	83.29%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Benefit of expense reduction rounds to less than 0.01%.

Statement of Investments, April 30, 2013

Franklin Focused Core Equity Fund	Country	Shares	Value
Common Stocks 95.9%			
Consumer Discretionary 9.7%			
[a]BorgWarner Inc.	United States	10,240	$ 800,461
Guess? Inc.	United States	27,700	766,736
NIKE Inc., B	United States	14,908	948,149
			2,515,346
Consumer Staples 6.3%			
CVS Caremark Corp.	United States	15,200	884,336
Mead Johnson Nutrition Co., A	United States	9,260	750,893
			1,635,229
Energy 9.3%			
Anadarko Petroleum Corp.	United States	10,990	931,512
Marathon Oil Corp.	United States	23,050	753,044
Schlumberger Ltd.	United States	9,680	720,482
			2,405,038
Financials 16.9%			
BlackRock Inc.	United States	2,647	705,425
Capital One Financial Corp.	United States	8,640	499,219
Citigroup Inc.	United States	17,710	826,349
The Hartford Financial Services Group Inc.	United States	34,840	978,656
JPMorgan Chase & Co.	United States	15,493	759,312
MetLife Inc.	United States	15,700	612,143
			4,381,104
Health Care 14.2%			
[a]Actavis Inc.	United States	7,630	806,720
Aetna Inc.	United States	9,890	568,082
Roche Holding AG	Switzerland	3,230	807,370
Teva Pharmaceutical Industries Ltd., ADR	Israel	17,540	671,606
[a]Valeant Pharmaceuticals International Inc.	Canada	10,940	832,315
			3,686,093
Industrials 6.5%			
FedEx Corp.	United States	6,590	619,526
[a]Genesee & Wyoming Inc.	United States	4,590	391,068
Norfolk Southern Corp.	United States	8,840	684,393
			1,694,987
Information Technology 23.7%			
[a]Adobe Systems Inc.	United States	15,650	705,502
Cisco Systems Inc.	United States	29,650	620,278
Corning Inc.	United States	44,680	647,860
[a]EMC Corp.	United States	22,050	494,582
[a]Google Inc., A	United States	1,010	832,816
International Business Machines Corp.	United States	2,560	518,502
Maxim Integrated Products Inc.	United States	19,780	611,795
Microsoft Corp.	United States	25,270	836,437
Visa Inc., A	United States	5,220	879,361
			6,147,133

Franklin Focused Core Equity Fund	Country	Shares	Value
Common Stocks (continued)			
Materials 9.3%			
Axiall Corp.	United States	7,838	$ 411,103
Celanese Corp., A	United States	11,370	561,792
LyondellBasell Industries NV, A	United States	16,600	1,007,620
PPG Industries Inc.	United States	2,977	438,036
			2,418,551
Total Common Stocks (Cost $19,174,728)			24,883,481
Short Term Investments (Cost $805,685) 3.1%			
Money Market Funds 3.1%			
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	805,685	805,685
Total Investments (Cost $19,980,413) 99.0%			25,689,166
Other Assets, less Liabilities 1.0%			265,068
Net Assets 100.0%			$25,954,234

See Abbreviations on page 121.

[a]Non-income producing.

[b]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Financial Highlights

Franklin Growth Opportunities Fund

Class A	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$23.02	$24.28	$19.59	$13.88	$20.06
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.12)	(0.16)	(0.15)	(0.14)	(0.14)
Net realized and unrealized gains (losses)	1.95	0.40	4.84	5.85	(6.04)
Total from investment operations	1.83	0.24	4.69	5.71	(6.18)
Less distributions from net realized gains	(0.56)	(1.50)	—	—	—
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$24.29	$23.02	$24.28	$19.59	$13.88
Total return[e]	8.29%	1.90%	23.94%	41.14%	(30.81)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.25%	1.28%	1.28%	1.31%	1.32%
Expenses net of waiver and payments by affiliates	1.25%	1.28%	1.28%	1.24%[f]	1.32%[f]
Net investment income (loss)	(0.56)%	(0.71)%	(0.73)%	(0.81)%	(0.89)%
Supplemental data					
Net assets, end of year (000's)	$213,639	$209,382	$211,435	$168,205	$99,939
Portfolio turnover rate	58.76%	63.57%	69.74%	67.27%	90.24%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Growth Opportunities Fund

Class C	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$20.95	$22.40	$18.20	$12.99	$18.91
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.26)	(0.29)	(0.27)	(0.24)	(0.23)
Net realized and unrealized gains (losses)	1.76	0.34	4.47	5.45	(5.69)
Total from investment operations	1.50	0.05	4.20	5.21	(5.92)
Less distributions from net realized gains	(0.56)	(1.50)	—	—	—
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$21.89	$20.95	$22.40	$18.20	$12.99
Total return[e]	7.47%	1.24%	23.08%	40.11%	(31.31)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.97%	1.99%	1.98%	2.02%	2.03%
Expenses net of waiver and payments by affiliates	1.97%	1.99%	1.98%	1.95%[f]	2.03%[f]
Net investment income (loss)	(1.28)%	(1.42)%	(1.43)%	(1.52)%	(1.60)%
Supplemental data					
Net assets, end of year (000's)	$51,719	$50,453	$56,658	$46,227	$27,519
Portfolio turnover rate	58.76%	63.57%	69.74%	67.27%	90.24%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Growth Opportunities Fund

Class R	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$22.49	$23.81	$19.25	$13.67	$19.80
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.17)	(0.20)	(0.19)	(0.17)	(0.17)
Net realized and unrealized gains (losses)	1.91	0.38	4.75	5.75	(5.96)
Total from investment operations	1.74	0.18	4.56	5.58	(6.13)
Less distributions from net realized gains	(0.56)	(1.50)	—	—	—
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$23.67	$22.49	$23.81	$19.25	$13.67
Total return[e]	8.03%	1.73%	23.69%	40.82%	(30.96)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.47%	1.49%	1.48%	1.52%	1.54%
Expenses net of waiver and payments by affiliates	1.47%	1.49%	1.48%	1.45%[f]	1.54%[f]
Net investment income (loss)	(0.78)%	(0.92)%	(0.93)%	(1.02)%	(1.11)%
Supplemental data					
Net assets, end of year (000's)	$34,399	$33,783	$29,053	$17,010	$7,320
Portfolio turnover rate	58.76%	63.57%	69.74%	67.27%	90.24%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Growth Opportunities Fund

Advisor Class	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$23.99	$25.16	$20.24	$14.30	$20.60
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.06)	(0.10)	(0.09)	(0.09)	(0.10)
Net realized and unrealized gains (losses)	2.06	0.43	5.01	6.03	(6.20)
Total from investment operations	2.00	0.33	4.92	5.94	(6.30)
Less distributions from net realized gains	(0.56)	(1.50)	—	—	—
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$25.43	$23.99	$25.16	$20.24	$14.30
Total return	8.62%	2.20%	24.31%	41.54%	(30.58)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.97%	0.99%	0.98%	1.02%	1.04%
Expenses net of waiver and payments by affiliates	0.97%	0.99%	0.98%	0.95%[e]	1.04%[e]
Net investment income (loss)	(0.28)%	(0.42)%	(0.43)%	(0.52)%	(0.61)%
Supplemental data					
Net assets, end of year (000's)	$182,954	$154,708	$172,528	$245,727	$141,010
Portfolio turnover rate	58.76%	63.57%	69.74%	67.27%	90.24%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

Statement of Investments, April 30, 2013

Franklin Growth Opportunities Fund	Country	Shares	Value
Common Stocks 99.1%			
Consumer Discretionary 17.3%			
[a]Amazon.com Inc.	United States	31,900	$ 8,096,539
[a]AMC Networks Inc., A	United States	48,200	3,037,082
[a]BorgWarner Inc.	United States	32,100	2,509,257
[a]Buffalo Wild Wings Inc.	United States	43,800	3,942,000
[a]Chipotle Mexican Grill Inc.	United States	17,600	6,392,144
[a]Dollar General Corp.	United States	95,000	4,948,550
Las Vegas Sands Corp.	United States	116,100	6,530,625
[a]Lululemon Athletica Inc.	Canada	29,100	2,215,383
McDonald's Corp.	United States	34,100	3,482,974
[a]Michael Kors Holdings Ltd.	United States	41,200	2,345,928
NIKE Inc., B	United States	117,300	7,460,280
[a]Priceline.com Inc.	United States	6,100	4,245,539
Ralph Lauren Corp.	United States	35,900	6,518,722
[a]Shutterfly Inc.	United States	54,800	2,440,244
Starbucks Corp.	United States	51,600	3,139,343
[a]Taylor Morrison Home Corp., A	United States	62,400	1,605,552
Time Warner Inc.	United States	80,400	4,806,312
[a]Ulta Salon Cosmetics & Fragrance Inc.	United States	56,800	4,978,520
[a]Under Armour Inc., A	United States	82,600	4,714,808
			83,409,802
Consumer Staples 2.8%			
[a]Boston Beer Inc., A	United States	19,600	3,318,672
Mead Johnson Nutrition Co., A	United States	43,800	3,551,742
[a]Monster Beverage Corp.	United States	120,300	6,784,920
			13,655,334
Energy 5.6%			
Anadarko Petroleum Corp.	United States	44,800	3,797,248
[a]Cameron International Corp.	United States	93,500	5,754,925
[a]Cobalt International Energy Inc.	United States	167,600	4,682,744
[a]FMC Technologies Inc.	United States	71,160	3,863,988
[a]Key Energy Services Inc.	United States	345,000	2,049,300
Schlumberger Ltd.	United States	61,880	4,605,729
SM Energy Co.	United States	40,100	2,446,100
			27,200,034
Financials 7.3%			
[a]Affiliated Managers Group Inc.	United States	23,100	3,596,208
BlackRock Inc.	United States	35,480	9,455,420
[a]CBRE Group Inc.	United States	152,900	3,703,238
Citigroup Inc.	United States	77,300	3,606,818
JPMorgan Chase & Co.	United States	137,300	6,729,073
[a]Realogy Holdings Corp.	United States	68,500	3,288,000
[a]Signature Bank/New York NY	United States	68,000	4,869,480
			35,248,237
Health Care 17.6%			
[a]Actavis Inc.	United States	73,500	7,771,155
Allergan Inc.	United States	99,200	11,264,160

Franklin Growth Opportunities Fund	Country	Shares	Value
Common Stocks (continued)			
Health Care (continued)			
[a,b]Amarin Corp. PLC, ADR	United Kingdom	256,700	$ 1,902,147
[a]Biogen Idec Inc.	United States	30,100	6,589,793
[a]Catamaran Corp.	Canada	82,400	4,756,952
[a]Celgene Corp.	United States	99,600	11,759,772
[a]Celldex Therapeutics Inc.	United States	237,600	3,100,680
The Cooper Cos. Inc.	United States	31,800	3,510,720
[a]Express Scripts Holding Co.	United States	81,300	4,826,781
[a]Gilead Sciences Inc.	United States	292,320	14,803,085
[a]HeartWare International Inc.	United States	24,000	2,332,800
[a]Medivation Inc.	United States	102,600	5,408,046
[a]Onyx Pharmaceuticals Inc.	United States	49,500	4,692,600
Perrigo Co.	United States	19,966	2,384,140
			85,102,831
Industrials 12.3%			
Allegiant Travel Co.	United States	48,671	4,375,523
Cummins Inc.	United States	38,500	4,096,015
[a]DigitalGlobe Inc.	United States	77,400	2,259,306
Fastenal Co.	United States	91,594	4,492,686
Flowserve Corp.	United States	27,900	4,411,548
[a]Hexcel Corp.	United States	99,400	3,031,700
[a]IHS Inc., A	United States	23,500	2,289,605
Kansas City Southern	United States	69,100	7,536,737
Precision Castparts Corp.	United States	53,930	10,316,270
Rockwell Automation Inc.	United States	43,800	3,713,364
TransDigm Group Inc.	United States	31,100	4,565,480
[a]United Rentals Inc.	United States	62,900	3,309,169
[a]Verisk Analytics Inc., A	United States	77,800	4,768,362
			59,165,765
Information Technology 26.6%			
[a]Adobe Systems Inc.	United States	90,400	4,075,232
Apple Inc.	United States	21,800	9,651,950
ARM Holdings PLC	United Kingdom	334,900	5,180,393
[a]BroadSoft Inc.	United States	88,800	2,269,728
[a]eBay Inc.	United States	138,100	7,235,059
[a]Equinix Inc.	United States	22,100	4,731,610
[a]F5 Networks Inc.	United States	34,400	2,629,192
[a]Facebook Inc., A	United States	95,900	2,662,184
[a]Google Inc., A	United States	19,490	16,070,869
International Business Machines Corp.	United States	11,400	2,308,956
[a]LinkedIn Corp., A	United States	23,600	4,533,324
MasterCard Inc., A	United States	32,100	17,749,053
[a]NetSuite Inc.	United States	20,900	1,838,364
QUALCOMM Inc.	United States	144,080	8,878,210
[a]Salesforce.com Inc.	United States	127,600	5,245,636
[a]Semtech Corp.	United States	81,600	2,616,912
[a]ServiceNow Inc.	United States	57,400	2,351,104
[a]Silicon Laboratories Inc.	United States	75,000	2,978,250

Franklin Growth Opportunities Fund	Country	Shares	Value
Common Stocks (continued)			
Information Technology (continued)			
[a]Trimble Navigation Ltd.	United States	147,280	$ 4,232,827
[a]ViaSat Inc.	United States	105,400	5,108,738
Visa Inc., A	United States	42,300	7,125,858
[a]Workday Inc.	United States	41,900	2,625,035
[a]Yahoo! Inc.	United States	249,000	6,157,770
			128,256,254
Materials 5.5%			
Airgas Inc.	United States	45,200	4,368,580
Axiall Corp.	United States	56,500	2,963,425
Celanese Corp., A	United States	71,000	3,508,110
LyondellBasell Industries NV, A	United States	78,400	4,758,880
Monsanto Co.	United States	56,500	6,035,330
The Sherwin-Williams Co.	United States	27,100	4,962,281
			26,596,606
Telecommunication Services 4.1%			
[a]Crown Castle International Corp.	United States	41,500	3,195,500
[a]SBA Communications Corp.	United States	208,160	16,442,558
			19,638,058
Total Common Stocks (Cost $336,266,388)			478,272,921
Short Term Investments 0.6%			
Money Market Funds (Cost $1,083,154) 0.2%			
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	1,083,154	1,083,154
[d]**Investments from Cash Collateral Received for Loaned Securities (Cost $1,771,050) 0.4%**			
Money Market Funds 0.4%			
[e]BNY Mellon Overnight Government Fund, 0.109%	United States	1,771,050	1,771,050
Total Investments (Cost $339,120,592) 99.7%			481,127,125
Other Assets, less Liabilities 0.3%			1,584,697
Net Assets 100.0%			$482,711,822

See Abbreviations on page 121.

[a]Non-income producing.
[b]A portion or all of the security is on loan at April 30, 2013. See Note 1(c).
[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[d]See Note 1(c) regarding securities on loan.
[e]The rate shown is the annualized seven-day yield at period end.

Franklin Strategic Series

Financial Highlights

Franklin Small Cap Growth Fund

Class A	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$12.84	$13.02	$10.02	$ 6.41	$9.09
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.09)	(0.07)	(0.10)	(0.09)	(0.08)
Net realized and unrealized gains (losses)	1.87	(0.11)	3.10	3.70	(2.53)
Total from investment operations	1.78	(0.18)	3.00	3.61	(2.61)
Less distributions from net realized gains	(0.36)	—	—	—	(0.07)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$14.26	$12.84	$13.02	$10.02	$6.41
Total return[e]	14.35%	(1.38)%	29.94%	56.32%	(28.54)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.33%	1.37%	1.37%	1.37%	1.34%
Expenses net of waiver and payments by affiliates	1.33%	1.37%	1.37%	1.35%	1.34%[f]
Net investment income (loss)	(0.68)%	(0.60)%	(0.94)%	(1.06)%	(1.07)%
Supplemental data					
Net assets, end of year (000's)	$327,882	$244,570	$270,271	$197,461	$123,037
Portfolio turnover rate	41.02%	50.08%	63.07%	61.32%	43.04%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Small Cap Growth Fund

Class C	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.57	$11.80	$ 9.15	$5.89	$8.43
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.16)	(0.14)	(0.16)	(0.13)	(0.12)
Net realized and unrealized gains (losses)	1.65	(0.09)	2.81	3.39	(2.35)
Total from investment operations	1.49	(0.23)	2.65	3.26	(2.47)
Less distributions from net realized gains	(0.36)	—	—	—	(0.07)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$12.70	$11.57	$11.80	$9.15	$5.89
Total return[e]	13.41%	(1.95)%	28.96%	55.35%	(29.11)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	2.03%	2.07%	2.07%	2.10%	2.04%
Expenses net of waiver and payments by affiliates	2.03%	2.07%	2.07%	2.08%	2.04%[f]
Net investment income (loss)	(1.38)%	(1.30)%	(1.64)%	(1.79)%	(1.77)%
Supplemental data					
Net assets, end of year (000's)	$77,644	$67,212	$72,394	$57,298	$40,180
Portfolio turnover rate	41.02%	50.08%	63.07%	61.32%	43.04%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Small Cap Growth Fund

Class R	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$12.48	$12.67	$ 9.77	$6.26	$8.91
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.11)	(0.09)	(0.12)	(0.10)	(0.09)
Net realized and unrealized gains (losses)	1.80	(0.10)	3.02	3.61	(2.49)
Total from investment operations	1.69	(0.19)	2.90	3.51	(2.58)
Less distributions from net realized gains	(0.36)	—	—	—	(0.07)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$13.81	$12.48	$12.67	$9.77	$6.26
Total return[e]	14.04%	(1.50)%	29.68%	56.07%	(28.78)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.53%	1.57%	1.57%	1.60%	1.54%
Expenses net of waiver and payments by affiliates	1.53%	1.57%	1.57%	1.58%	1.54%[f]
Net investment income (loss)	(0.88)%	(0.80)%	(1.14)%	(1.29)%	(1.27)%
Supplemental data					
Net assets, end of year (000's)	$15,783	$8,489	$8,993	$4,290	$1,912
Portfolio turnover rate	41.02%	50.08%	63.07%	61.32%	43.04%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Small Cap Growth Fund

Advisor Class	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$13.41	$13.55	$10.39	$ 6.63	$9.37
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.05)	(0.04)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gains (losses)	1.94	(0.10)	3.23	3.83	(2.61)
Total from investment operations	1.89	(0.14)	3.16	3.76	(2.67)
Less distributions from net realized gains	(0.36)	—	—	—	(0.07)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$14.94	$13.41	$13.55	$10.39	$6.63
Total return	14.56%	(1.03)%	30.41%	56.71%	(28.32)%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.03%	1.07%	1.07%	1.10%	1.04%
Expenses net of waiver and payments by affiliates	1.03%	1.07%	1.07%	1.08%	1.04%[e]
Net investment income (loss)	(0.38)%	(0.30)%	(0.64)%	(0.79)%	(0.77)%
Supplemental data					
Net assets, end of year (000's)	$91,687	$49,159	$49,489	$114,212	$57,957
Portfolio turnover rate	41.02%	50.08%	63.07%	61.32%	43.04%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

Statement of Investments, April 30, 2013

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks 96.8%		
Consumer Discretionary 19.1%		
[a]Blue Nile Inc.	116,900	$ 3,814,447
[a]Buffalo Wild Wings Inc.	73,200	6,588,000
[a]Citi Trends Inc.	257,400	3,029,598
[a,b]Coinstar Inc.	84,500	4,462,445
[a]Grand Canyon Education Inc.	247,000	6,315,790
Guess? Inc.	148,200	4,102,176
[a]HomeAway Inc.	204,400	6,244,420
[a]Iconix Brand Group Inc.	250,700	7,182,555
[a]Imax Corp. (Canada)	257,300	6,568,869
[a]Jack in the Box Inc.	161,500	5,789,775
Lithia Motors Inc.	113,895	5,640,080
[a,b]Mattress Firm Holding Corp.	137,700	5,276,664
[a]Shutterfly Inc.	221,400	9,858,942
[a]Tenneco Inc.	193,400	7,478,778
[a]Under Armour Inc., A	57,800	3,299,224
[a]Vitamin Shoppe Inc.	104,700	5,146,005
Wolverine World Wide Inc.	149,800	7,155,946
		97,953,714
Consumer Staples 5.1%		
[a,b]Boston Beer Inc., A	29,700	5,028,804
Casey's General Stores Inc.	95,400	5,524,614
[a]Fairway Group Holdings Corp.	10,146	178,367
[a]Hain Celestial Group Inc.	81,000	5,285,250
[a]SonOpta Inc. (Canada)	433,200	3,149,364
[a]TreeHouse Foods Inc.	106,700	6,797,857
		25,964,256
Energy 5.9%		
[a]C&J Energy Services Inc.	288,000	5,699,520
[a]Key Energy Services Inc.	786,200	4,670,028
[a]Pioneer Energy Services Corp.	787,100	5,549,055
[a]Rex Energy Corp.	335,500	5,391,485
[a,b]Sanchez Energy Corp.	369,200	6,686,212
[a]Superior Energy Services Inc.	85,400	2,356,186
		30,352,486
Financials 6.9%		
[a]Affiliated Managers Group Inc.	13,800	2,148,384
[a]Artisan Partners Asset Management Inc.	62,500	2,331,250
CyrusOne Inc.	49,700	1,192,303
Evercore Partners Inc.	174,100	6,572,275
Hancock Holding Co.	63,400	1,728,918
[a]Independent Bank Group Inc.	51,000	1,455,540
Manning & Napier Inc.	183,600	3,214,836
[a]Netspend Holdings Inc.	231,100	3,688,356
[a]Signature Bank/New York NY	44,600	3,193,806

Statement of Investments, April 30, 2013 *(continued)*

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Financials (continued)		
TCF Financial Corp.	387,000	$ 5,630,850
[a]Virtus Investment Partners Inc.	21,600	4,125,600
		35,282,118
Health Care 15.0%		
[a,b]Amarin Corp. PLC, ADR (United Kingdom)	324,500	2,404,545
[a,b]AP Pharma Inc.	3,489,600	1,270,215
[a]Celldex Therapeutics Inc.	294,500	3,843,225
[a]DexCom Inc.	417,700	6,854,457
[a]EXACT Sciences Corp.	274,500	2,563,830
[a]Greatbatch Inc.	240,500	6,719,570
[a]HeartWare International Inc.	55,800	5,423,760
[a]HMS Holdings Corp.	193,000	4,865,530
[a]Impax Laboratories Inc.	308,100	5,391,750
[a,b]InterMune Inc.	261,734	2,441,978
[a]MWI Veterinary Supply Inc.	42,500	5,002,675
[a]Neogen Corp.	104,105	5,291,657
[a]PAREXEL International Corp.	200,400	8,206,380
[a]Pharmacyclics Inc.	27,100	2,208,650
[a]Puma Biotechnology Inc.	128,900	4,148,002
[a]Thoratec Corp.	107,000	3,873,400
[a]Vanguard Health Systems Inc.	146,100	2,137,443
[a]Volcano Corp.	206,500	4,189,885
		76,836,952
Industrials 17.6%		
[a]The Advisory Board Co.	126,500	6,217,474
Allegiant Travel Co.	75,730	6,808,127
Altra Holdings Inc.	259,400	6,913,010
Astronics Corp.	164,602	4,575,935
[a]Colfax Corp.	84,300	3,934,281
[a]DigitalGlobe Inc.	208,600	6,089,034
[a,b]Echo Global Logistics Inc.	273,200	4,740,020
Exponent Inc.	29,008	1,528,722
[a]Hexcel Corp.	169,800	5,178,900
[a]Hub Group Inc., A	156,900	5,750,385
[a]Huron Consulting Group Inc.	144,300	6,028,854
Interface Inc.	370,600	6,203,844
[a]The Keyw Holding Corp.	338,313	4,597,674
The Manitowoc Co. Inc.	461,800	8,663,368
[a]Mobile Mini Inc.	292,400	8,225,212
[a]Spirit Airlines Inc.	191,700	5,118,390
		90,573,230
Information Technology 25.9%		
[a]Advent Software Inc.	197,300	5,729,592
[a]Blackhawk Network Holdings Inc.	93,400	2,235,996

Statement of Investments, April 30, 2013 *(continued)*

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Information Technology (continued)		
[a]Bottomline Technologies Inc.	353,604	$ 9,264,425
[a]BroadSoft Inc.	283,100	7,236,036
[a]CIBER Inc.	1,024,700	4,365,222
Cognex Corp.	151,200	6,002,640
[a]Demandware Inc.	25,618	699,371
[a]Envestnet Inc.	201,700	3,674,974
[a]EVERTEC Inc. (Puerto Rico)	30,400	608,608
[a]Fabrinet	407,202	5,590,883
[a]FARO Technologies Inc.	198,300	7,692,057
[a]Guidewire Software Inc.	83,300	3,338,664
[a]Ixia	406,600	6,696,702
[a]Lattice Semiconductor Corp.	1,844,100	8,575,065
National Instruments Corp.	133,200	3,640,356
[a]OSI Systems Inc.	116,800	6,692,640
Power Integrations Inc.	143,100	5,925,771
[a]Sapient Corp.	535,120	6,250,202
[a]Semtech Corp.	242,500	7,776,975
[a]Shoretel Inc.	592,400	2,138,564
[a]Silicon Laboratories Inc.	148,000	5,877,080
[a]ViaSat Inc.	161,200	7,813,364
[a]Volterra Semiconductor Corp.	526,918	6,855,203
[a]Yelp Inc.	314,800	8,194,245
		132,874,635
Materials 1.3%		
H.B. Fuller Co.	183,000	6,935,700
Total Common Stocks (Cost $392,491,382)		496,773,091
Short Term Investments 11.0%		
Money Market Funds (Cost $34,702,847) 6.8%		
[a,c]Institutional Fiduciary Trust Money Market Portfolio	34,702,847	34,702,847
[d]**Investments from Cash Collateral Received for Loaned Securities (Cost $21,641,389) 4.2%**		
Money Market Funds 4.2%		
[e]BNY Mellon Overnight Government Fund, 0.109%	21,641,389	21,641,389
Total Investments (Cost $448,835,618) 107.8%		553,117,327
Other Assets, less Liabilities (7.8)%		(40,120,766)
Net Assets 100.0%		$512,996,561

See Abbreviations on page 121.

[a]Non-income producing.
[b]A portion or all of the security is on loan at April 30, 2013. See Note 1(c).
[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[d]See Note 1(c) regarding securities on loan.
[e]The rate shown is the annualized seven-day yield at period end.

Financial Highlights

Franklin Small-Mid Cap Growth Fund

Class A	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$38.51	$41.47	$32.29	$22.34	$32.70
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.10)	(0.14)	(0.11)	(0.13)	(0.11)
Net realized and unrealized gains (losses)	3.08	(1.18)	9.29	10.08	(10.19)
Total from investment operations	2.98	(1.32)	9.18	9.95	(10.30)
Less distributions from net realized gains	(3.48)	(1.64)	—	—	(0.06)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$38.01	$38.51	$41.47	$32.29	$22.34
Total return[e]	8.95%	(2.54)%	28.43%	44.54%	(31.46)%
Ratios to average net assets					
Expenses	0.98%	0.99%	0.99%	1.04%[f]	1.08%[f]
Net investment income (loss)	(0.27)%	(0.38)%	(0.31)%	(0.48)%	(0.45)%
Supplemental data					
Net assets, end of year (000's)	$2,355,507	$2,492,205	$2,939,925	$2,585,515	$2,195,975
Portfolio turnover rate	43.72%	47.37%	44.42%	55.44%	54.86%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Small-Mid Cap Growth Fund

Class C	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$33.97	$37.10	$29.10	$20.29	$29.92
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.32)	(0.37)	(0.33)	(0.30)	(0.27)
Net realized and unrealized gains (losses)	2.63	(1.12)	8.33	9.11	(9.30)
Total from investment operations	2.31	(1.49)	8.00	8.81	(9.57)
Less distributions from net realized gains	(3.48)	(1.64)	—	—	(0.06)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$32.80	$33.97	$37.10	$29.10	$20.29
Total return[e]	8.11%	(3.28)%	27.49%	43.42%	(31.94)%
Ratios to average net assets					
Expenses	1.73%	1.74%	1.74%	1.79%[f]	1.83%[f]
Net investment income (loss)	(1.02)%	(1.13)%	(1.06)%	(1.23)%	(1.20)%
Supplemental data					
Net assets, end of year (000's)	$348,144	$367,272	$426,526	$366,292	$285,597
Portfolio turnover rate	43.72%	47.37%	44.42%	55.44%	54.86%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Small-Mid Cap Growth Fund

Class R	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$37.32	$40.35	$31.50	$21.85	$32.06
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.18)	(0.23)	(0.19)	(0.19)	(0.17)
Net realized and unrealized gains (losses)	2.95	(1.16)	9.04	9.84	(9.98)
Total from investment operations	2.77	(1.39)	8.85	9.65	(10.15)
Less distributions from net realized gains	(3.48)	(1.64)	—	—	(0.06)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$36.61	$37.32	$40.35	$31.50	$21.85
Total return[e]	8.66%	(2.79)%	28.10%	44.16%	(31.62)%
Ratios to average net assets					
Expenses	1.23%	1.24%	1.24%	1.29%[f]	1.33%[f]
Net investment income (loss)	(0.52)%	(0.63)%	(0.56)%	(0.73)%	(0.70)%
Supplemental data					
Net assets, end of year (000's)	$65,397	$64,743	$86,814	$69,415	$54,180
Portfolio turnover rate	43.72%	47.37%	44.42%	55.44%	54.86%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Small-Mid Cap Growth Fund

Advisor Class	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$39.83	$42.73	$33.19	$22.90	$33.43
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.01)	(0.05)	(0.02)	(0.07)	(0.05)
Net realized and unrealized gains (losses)	3.22	(1.21)	9.56	10.36	(10.42)
Total from investment operations	3.21	(1.26)	9.54	10.29	(10.47)
Less distributions from net realized gains	(3.48)	(1.64)	—	—	(0.06)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$39.56	$39.83	$42.73	$33.19	$22.90
Total return	9.21%	(2.29)%	28.74%	44.93%	(31.28)%
Ratios to average net assets					
Expenses	0.73%	0.74%	0.74%	0.79%[e]	0.83%[e]
Net investment income (loss)	(0.02)%	(0.13)%	(0.06)%	(0.23)%	(0.20)%
Supplemental data					
Net assets, end of year (000's)	$909,895	$822,827	$878,248	$783,021	$498,207
Portfolio turnover rate	43.72%	47.37%	44.42%	55.44%	54.86%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

Statement of Investments, April 30, 2013

Franklin Small-Mid Cap Growth Fund	Shares/Warrants	Value
Common Stocks and Other Equity Interests 96.0%		
Consumer Discretionary 23.2%		
[a]AMC Networks Inc., A	462,100	$ 29,116,921
[a]BorgWarner Inc.	361,500	28,258,455
[a]Buffalo Wild Wings Inc.	414,500	37,305,000
[a]Charter Communications Inc., A	145,200	14,627,448
[a]Chipotle Mexican Grill Inc.	136,500	49,575,435
Delphi Automotive PLC (United Kingdom)	732,200	33,834,962
Dick's Sporting Goods Inc.	767,500	36,916,750
[a]Discovery Communications Inc., A	131,600	10,372,712
[a]Dollar General Corp.	787,200	41,005,248
GNC Holdings Inc., A	1,236,200	56,036,946
[a]HomeAway Inc.	777,600	23,755,680
[a]Jarden Corp.	935,028	42,085,610
Kohl's Corp.	48,100	2,263,586
[a]Liberty Media Corp., A	236,600	27,180,608
[a,b]Lululemon Athletica Inc. (Canada)	319,700	24,338,761
[a]Michael Kors Holdings Ltd.	380,800	21,682,752
[a]NVR Inc.	7,000	7,210,000
PetSmart Inc.	279,700	19,086,728
Ralph Lauren Corp.	278,300	50,533,714
Ross Stores Inc.	493,700	32,618,759
Starwood Hotels & Resorts Worldwide Inc.	498,500	32,163,220
[a]Tenneco Inc.	800,000	30,936,000
Tiffany & Co.	251,800	18,552,624
Tractor Supply Co.	347,000	37,187,990
[a]Ulta Salon Cosmetics & Fragrance Inc.	343,100	30,072,715
[a]Under Armour Inc., A	513,000	29,282,040
Wolverine World Wide Inc.	1,271,200	60,725,224
Wynn Resorts Ltd.	200,000	27,460,000
		854,185,888
Consumer Staples 4.4%		
[a]Boston Beer Inc., A	194,700	32,966,604
Mead Johnson Nutrition Co., A	644,700	52,278,723
[a]Monster Beverage Corp.	165,100	9,311,640
[a]TreeHouse Foods Inc.	429,300	27,350,703
Whole Foods Market Inc.	440,000	38,860,800
		160,768,470
Energy 6.6%		
Cabot Oil & Gas Corp., A	392,855	26,733,783
[a]Cameron International Corp.	446,100	27,457,455
[a]Cobalt International Energy Inc.	785,000	21,932,900
[a]FMC Technologies Inc.	500,000	27,150,000
[a]Mcdermott International Inc.	1,250,100	13,351,068
Oceaneering International Inc.	310,600	21,794,802
Range Resources Corp.	240,400	17,674,208
SM Energy Co.	316,200	19,288,200

Franklin Small-Mid Cap Growth Fund	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)		
Energy (continued)		
[a]Southwestern Energy Co.	970,200	$ 36,304,884
[a]Superior Energy Services Inc.	1,093,400	30,166,906
		241,854,206
Financials 6.3%		
[a]Affiliated Managers Group Inc.	415,000	64,607,200
Digital Realty Trust Inc.	211,500	14,914,980
Hancock Holding Co.	481,100	13,119,597
[a]IntercontinentalExchange Inc.	268,048	43,673,060
Jones Lang LaSalle Inc.	186,400	18,457,328
Lazard Ltd., A	850,000	28,815,000
[a]Signature Bank/New York NY	460,000	32,940,600
T. Rowe Price Group Inc.	225,000	16,312,500
		232,840,265
Health Care 14.6%		
[a]Actavis Inc.	559,300	59,134,789
Agilent Technologies Inc.	430,000	17,819,200
[a]Alexion Pharmaceuticals Inc.	225,000	22,050,000
[a,b]Amarin Corp. PLC, ADR (United Kingdom)	984,200	7,292,922
[a]ARIAD Pharmaceuticals Inc.	900,000	16,083,000
C. R. Bard Inc.	178,400	17,725,824
[a]CareFusion Corp.	524,500	17,539,280
[a]Catamaran Corp. (Canada)	200,300	11,563,319
[a]Celldex Therapeutics Inc.	1,553,400	20,271,870
[a]Cerner Corp.	400,000	38,708,000
The Cooper Cos. Inc.	209,400	23,117,760
[a]DaVita HealthCare Partners Inc.	273,500	32,450,775
[a]Edwards Lifesciences Corp.	195,900	12,496,461
[a]HeartWare International Inc.	173,600	16,873,920
[a]HMS Holdings Corp.	495,000	12,478,950
[a]Hologic Inc.	425,000	8,657,250
[a]Hospira Inc.	389,600	12,903,552
[a]Illumina Inc.	243,000	15,719,670
[a]Laboratory Corp. of America Holdings	400,000	37,344,000
[a]Medivation Inc.	325,000	17,130,750
[a]Mettler-Toledo International Inc.	155,000	32,388,800
[a]Onyx Pharmaceuticals Inc.	100,000	9,480,000
St. Jude Medical Inc.	419,500	17,291,790
[a,b,c]Stereotaxis Inc.	265,000	469,050
[a,c,d]Stereotaxis Inc., 144A	515,576	912,570
[a,c,e]Stereotaxis Inc., wts., 144A, 5/07/18	515,576	625,703
[a]Varian Medical Systems Inc.	48,600	3,165,804
[a]Vertex Pharmaceuticals Inc.	334,300	25,680,926
[a]Waters Corp.	315,000	29,106,000
		536,481,935

Franklin Small-Mid Cap Growth Fund	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)		
Industrials 18.6%		
ªThe Advisory Board Co.	180,000	$ 8,847,000
Allegiant Travel Co.	411,200	36,966,880
AMETEK Inc.	1,507,050	61,352,005
ªB/E Aerospace Inc.	550,000	34,507,000
ªColfax Corp.	526,500	24,571,755
ªDelta Air Lines Inc.	1,886,800	32,339,752
ªDigitalGlobe Inc.	673,200	19,650,708
Fastenal Co.	693,000	33,991,650
Flowserve Corp.	152,700	24,144,924
ªGenesee & Wyoming Inc.	318,400	27,127,680
ªHexcel Corp.	906,100	27,636,050
Hubbell Inc., B	154,800	14,854,608
ªIHS Inc., A	255,600	24,903,108
Interface Inc.	453,600	7,593,264
J.B. Hunt Transport Services Inc.	326,500	23,204,355
Kansas City Southern	244,300	26,645,801
The Manitowoc Co. Inc.	1,503,000	28,196,280
Nielsen Holdings NV	345,000	11,943,900
Pall Corp.	386,000	25,750,060
Robert Half International Inc.	939,800	30,844,236
Rockwell Automation Inc.	400,300	33,937,434
Roper Industries Inc.	466,130	55,772,455
Triumph Group Inc.	332,100	26,534,790
ªUnited Rentals Inc.	530,900	27,930,649
ªVerisk Analytics Inc., A	265,000	16,241,850
		685,488,194
Information Technology 16.9%		
ªAlliance Data Systems Corp.	235,000	40,365,950
ªANSYS Inc.	582,500	47,100,950
ªAutodesk Inc.	321,600	12,664,608
Avago Technologies Ltd. (Singapore)	1,045,500	33,414,180
ªBottomline Technologies Inc.	600,000	15,720,000
ªBroadSoft Inc.	750,000	19,170,000
ªCitrix Systems Inc.	215,200	13,378,984
ªElectronic Arts Inc.	708,300	12,473,163
ªEquinix Inc.	121,300	25,970,330
ªFleetCor Technologies Inc.	407,400	31,329,060
ªHittite Microwave Corp.	569,947	31,979,726
ªLinkedIn Corp., A	177,800	34,153,602
National Instruments Corp.	416,516	11,383,382
ªNetSuite Inc.	250,000	21,990,000
ªNuance Communications Inc.	2,300,000	43,792,000
ªNXP Semiconductors NV (Netherlands)	997,900	27,492,145
RDA Microelectronics Inc., ADR (China)	474,600	4,527,684
ªRed Hat Inc.	319,300	15,304,049

Statement of Investments, April 30, 2013 *(continued)*

Franklin Small-Mid Cap Growth Fund	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)		
Information Technology (continued)		
[a]Semtech Corp.	3,300	$ 105,831
[a]Silicon Laboratories Inc.	704,926	27,992,612
[a,b]Stratasys Ltd.	119,800	9,949,390
[a]Trimble Navigation Ltd.	1,404,600	40,368,204
[a]VeriSign Inc.	323,200	14,889,824
[a]ViaSat Inc.	799,500	38,751,765
[a]Workday Inc.	31,700	1,986,005
Xilinx Inc.	1,175,200	44,551,832
		620,805,276
Materials 2.4%		
Airgas Inc.	249,400	24,104,510
Celanese Corp., A	535,300	26,449,173
H.B. Fuller Co.	452,233	17,139,631
The Sherwin-Williams Co.	108,600	19,885,746
		87,579,060
Telecommunication Services 1.7%		
[a]SBA Communications Corp.	800,000	63,192,000
Utilities 1.3%		
[a]Calpine Corp.	2,250,400	48,901,192
Total Common Stocks and Other Equity Interests (Cost $2,321,876,370)		3,532,096,486
Short Term Investments 5.1%		
Money Market Funds (Cost $162,009,334) 4.4%		
[a,f]Institutional Fiduciary Trust Money Market Portfolio	162,009,334	162,009,334
[g]**Investments from Cash Collateral Received for Loaned Securities (Cost $25,706,475) 0.7%**		
Money Market Funds 0.7%		
[h]BNY Mellon Overnight Government Fund, 0.109%	25,706,475	25,706,475
Total Investments (Cost $2,509,592,179) 101.1%		3,719,812,295
Other Assets, less Liabilities (1.1)%		(40,869,155)
Net Assets 100.0%		$3,678,943,140

See Abbreviations on page 121.

[a]Non-income producing.

[b]A portion or all of the security is on loan at April 30, 2013. See Note 1(c).

[c]See Note 9 regarding holdings of 5% voting securities.

[d]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2013, the value of this security was $912,570, representing 0.02% of net assets.

[e]See Note 8 regarding restricted securities.

[f]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

[g]See Note 1(c) regarding securities on loan.

[h]The rate shown is the annualized seven-day yield at period end.

Franklin Strategic Series

Financial Statements

Statements of Assets and Liabilities

April 30, 2013

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund
Assets:			
Investments in securities:			
Cost - Unaffiliated issuers	$2,228,846,443	$19,174,728	$338,037,438
Cost - Sweep Money Fund (Note 7)	57,421,669	805,685	1,083,154
Total cost of investments	$2,286,268,112	$19,980,413	$339,120,592
Value - Unaffiliated issuers	$3,223,301,113	$24,883,481	$480,043,971
Value - Sweep Money Fund (Note 7)	57,421,669	805,685	1,083,154
Total value of investments[a]	3,280,722,782	25,689,166	481,127,125
Receivables:			
Investment securities sold	61,420,788	285,117	5,191,138
Capital shares sold	2,628,557	26,523	780,465
Dividends and interest	690,985	27,048	55,705
Other assets	1,112	8	150
Total assets	3,345,464,224	26,027,862	487,154,583
Liabilities:			
Payables:			
Investment securities purchased	21,192,838	—	979,506
Capital shares redeemed	6,087,136	47,297	1,178,998
Affiliates	2,242,491	16,185	413,115
Allocator Funds (Note 10)	49,852	—	8,676
Payable upon return of securities loaned	37,018,919	—	1,771,050
Accrued expenses and other liabilities	911,990	10,146	91,416
Total liabilities	67,503,226	73,628	4,442,761
Net assets, at value	$3,277,960,998	$25,954,234	$482,711,822
Net assets consist of:			
Paid-in capital	$2,032,171,347	$21,857,242	$342,278,885
Undistributed net investment income (loss)	(2,150,228)	175,790	(1,139,112)
Net unrealized appreciation (depreciation)	994,454,670	5,708,674	142,006,974
Accumulated net realized gain (loss)	253,485,209	(1,787,472)	(434,925)
Net assets, at value	$3,277,960,998	$25,954,234	$482,711,822
[a]Includes securities loaned	$ 37,170,448	$ —	$ 1,806,558

Statements of Assets and Liabilities *(continued)*
April 30, 2013

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund
Class A:			
Net assets, at value	$2,080,348,830	$19,029,317	$213,639,346
Shares outstanding	40,623,687	1,790,634	8,794,329
Net asset value per share[a]	$51.21	$10.63	$24.29
Maximum offering price per share (net asset value per share ÷ 94.25%)	$54.33	$11.28	$25.77
Class C:			
Net assets, at value	$ 298,253,446	$ 2,502,004	$ 51,719,229
Shares outstanding	6,525,796	241,614	2,362,519
Net asset value and maximum offering price per share[a]	$45.70	$10.36	$21.89
Class R:			
Net assets, at value	$ 63,133,699	$ 76,385	$ 34,399,458
Shares outstanding	1,269,163	7,234	1,453,450
Net asset value and maximum offering price per share	$49.74	$10.56	$23.67
Advisor Class:			
Net assets, at value	$ 836,225,023	$ 4,346,528	$182,953,789
Shares outstanding	15,992,741	406,306	7,195,714
Net asset value and maximum offering price per share	$52.29	$10.70	$25.43

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

April 30, 2013

	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$414,132,771	$2,328,927,350
Cost - Non-controlled affiliated issuers (Note 9)	—	18,655,495
Cost - Sweep Money Fund (Note 7)	34,702,847	162,009,334
Total cost of investments	$448,835,618	$2,509,592,179
Value - Unaffiliated issuers	$518,414,480	$3,555,795,638
Value - Non-controlled affiliated issuers (Note 9)	—	2,007,323
Value - Sweep Money Fund (Note 7)	34,702,847	162,009,334
Total value of investments[a]	553,117,327	3,719,812,295
Cash	—	68,717
Receivables:		
Investment securities sold	3,163,203	14,593,768
Capital shares sold	2,593,934	1,733,512
Dividends and interest	172,711	421,807
Other assets	132	1,230
Total assets	559,047,307	3,736,631,329
Liabilities:		
Payables:		
Investment securities purchased	22,989,683	21,153,057
Capital shares redeemed	765,774	7,183,506
Affiliates	484,556	2,508,701
Allocator Funds (Note 10)	2,423	—
Payable upon return of securities loaned	21,641,389	25,706,475
Accrued expenses and other liabilities	166,921	1,136,450
Total liabilities	46,050,746	57,688,189
Net assets, at value	$512,996,561	$3,678,943,140
Net assets consist of:		
Paid-in capital	$401,146,152	$2,363,363,891
Undistributed net investment income (loss)	131,316	(5,714,337)
Net unrealized appreciation (depreciation)	104,281,709	1,210,220,116
Accumulated net realized gain (loss)	7,437,384	111,073,470
Net assets, at value	$512,996,561	$3,678,943,140

[a]Includes securities loaned .... $ 20,982,038 $ 25,985,835

Statements of Assets and Liabilities *(continued)*

April 30, 2013

	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Class A:		
Net assets, at value	$327,882,125	$2,355,506,982
Shares outstanding	23,000,726	61,969,758
Net asset value per share[a]	$14.26	$38.01
Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.13	$40.33
Class C:		
Net assets, at value	$ 77,644,299	$ 348,143,772
Shares outstanding	6,112,540	10,613,204
Net asset value and maximum offering price per share[a]	$12.70	$32.80
Class R:		
Net assets, at value	$ 15,782,651	$ 65,397,408
Shares outstanding	1,142,945	1,786,201
Net asset value and maximum offering price per share	$13.81	$36.61
Advisor Class:		
Net assets, at value	$ 91,687,486	$ 909,894,978
Shares outstanding	6,135,068	22,997,999
Net asset value and maximum offering price per share	$14.94	$39.56

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Financial Statements *(continued)*

Statements of Operations
for the year ended April 30, 2013

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund
Investment income:			
Dividends	$ 35,140,962	$ 471,964	$ 2,836,339
Income from securities loaned	625,642	—	101,257
Total investment income	35,766,604	471,964	2,937,596
Expenses:			
Management fees (Note 3a)	15,085,773	180,672	2,123,120
Administrative fees (Note 3b)	—	48,420	853,091
Distribution fees: (Note 3c)			
Class A	4,951,884	56,698	550,812
Class B	33,204	—	5,455
Class C	2,956,481	24,626	470,145
Class R	332,303	242	157,555
Transfer agent fees: (Note 3e)			
Class A	4,563,124	40,437	347,641
Class B	7,762	—	1,031
Class C	681,133	5,268	84,444
Class R	153,131	103	56,581
Advisor Class	2,247,865	5,764	274,332
Special servicing agreement fees (Note 10)	990,517	—	162,373
Custodian fees (Note 4)	47,419	2,165	8,088
Reports to shareholders	421,012	9,700	56,750
Registration and filing fees	110,501	45,442	71,092
Professional fees	71,161	43,321	57,523
Trustees' fees and expenses	44,674	—	5,455
Other	70,381	5,104	21,026
Total expenses	32,768,325	467,962	5,306,514
Expenses waived/paid by affiliates (Note 3f)	—	(170,938)	—
Net expenses	32,768,325	297,024	5,306,514
Net investment income (loss)	2,998,279	174,940	(2,368,918)
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments	269,956,346	(1,099,237)	552,520
Foreign currency transactions	—	379	(3,428)
Net realized gain (loss)	269,956,346	(1,098,858)	549,092
Net change in unrealized appreciation (depreciation) on:			
Investments	(181,303,288)	3,220,334	36,581,306
Translation of other assets and liabilities denominated in foreign currencies	—	(356)	441
Net change in unrealized appreciation (depreciation)	(181,303,288)	3,219,978	36,581,747
Net realized and unrealized gain (loss)	88,653,058	2,121,120	37,130,839
Net increase (decrease) in net assets resulting from operations	$ 91,651,337	$ 2,296,060	$34,761,921

Financial Statements *(continued)*

Statements of Operations *(continued)*

for the year ended April 30, 2013

	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Investment income:		
Dividends	$ 1,405,921	$ 22,747,941
Interest	—	1,199
Income from securities loaned	1,076,854	1,875,716
Total investment income	2,482,775	24,624,856
Expenses:		
Management fees (Note 3a)	2,061,494	15,733,536
Administrative fees (Note 3b)	759,475	—
Distribution fees: (Note 3c)		
Class A	747,477	5,682,497
Class B	4,994	14,543
Class C	669,457	3,331,447
Class R	58,742	296,140
Transfer agent fees: (Note 3e)		
Class A	600,556	5,820,828
Class B	1,217	3,812
Class C	161,541	853,040
Class R	28,283	151,408
Advisor Class	122,160	2,050,599
Special servicing agreement fees (Note 10)	2,423	—
Custodian fees (Note 4)	5,336	56,126
Reports to shareholders	82,708	353,226
Registration and filing fees	52,938	140,228
Professional fees	45,530	70,127
Trustees' fees and expenses	4,632	45,665
Other	7,608	55,723
Total expenses	5,416,571	34,658,945
Net investment income (loss)	(2,933,796)	(10,034,089)
Realized and unrealized gains (losses):		
Net realized gain (loss) from:		
Investments:		
Unaffiliated issuers	28,952,819	224,403,021
Non-controlled affiliated issuers (Note 9)	—	20,654,481
Net realized gain (loss)	28,952,819	245,057,502
Net change in unrealized appreciation (depreciation) on investments	24,437,254	53,332,558
Net realized and unrealized gain (loss)	53,390,073	298,390,060
Net increase (decrease) in net assets resulting from operations	$50,456,277	$288,355,971

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin Flex Cap Growth Fund		Franklin Focused Core Equity Fund	
	Year Ended April 30,		Year Ended April 30,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income (loss)	$ 2,998,279	$ (3,344,053)	$ 174,940	$ 48,113
Net realized gain (loss) from investments and foreign currency transactions	269,956,346	190,494,497	(1,098,858)	115,595
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(181,303,288)	(145,241,115)	3,219,978	(148,773)
Net increase (decrease) in net assets resulting from operations	91,651,337	41,909,329	2,296,060	14,935
Distributions to shareholders from:				
Net investment income:				
Class A	(352,224)	—	—	(173,779)
Class C	—	—	—	(8,192)
Class R	—	—	—	(331)
Advisor Class	(1,555,933)	—	—	(37,811)
Net realized gains:				
Class A	(65,229,228)	(77,672,493)	(127,814)	(793,719)
Class B	(73,931)	(573,916)	—	—
Class C	(10,758,605)	(13,225,722)	(17,525)	(100,761)
Class R	(2,192,464)	(2,763,298)	(372)	(1,721)
Advisor Class	(27,903,654)	(40,430,453)	(20,718)	(139,553)
Total distributions to shareholders	(108,066,039)	(134,665,882)	(166,429)	(1,255,867)
Capital share transactions: (Note 2)				
Class A	(19,154,003)	(87,944,988)	(8,777,929)	12,720,585
Class B	(7,931,824)	(13,194,716)	—	—
Class C	(21,357,248)	(16,189,300)	(1,000,057)	1,337,492
Class R	(12,574,711)	5,344,611	28,198	15,674
Advisor Class	(309,419,923)	(45,287,645)	827,085	1,345,255
Total capital share transactions	(370,437,709)	(157,272,038)	(8,922,703)	15,419,006
Net increase (decrease) in net assets	(386,852,411)	(250,028,591)	(6,793,072)	14,178,074
Net assets:				
Beginning of year	3,664,813,409	3,914,842,000	32,747,306	18,569,232
End of year	$3,277,960,998	$3,664,813,409	$25,954,234	$32,747,306
Undistributed net investment income (loss) included in net assets:				
End of year	$ (2,150,228)	$ —	$ 175,790	$ 700

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Year Ended April 30,		Year Ended April 30,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income (loss)	$ (2,368,918)	$ (2,967,868)	$ (2,933,796)	$ (2,477,999)
Net realized gain (loss) from investments and foreign currency transactions	549,092	25,124,979	28,952,819	34,239,271
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	36,581,747	(16,236,425)	24,437,254	(42,915,499)
Net increase (decrease) in net assets resulting from operations	34,761,921	5,920,686	50,456,277	(11,154,227)
Distributions to shareholders from:				
Net realized gains:				
Class A	(4,652,871)	(12,379,431)	(6,851,163)	—
Class B	(11,394)	(129,110)	(10,436)	—
Class C	(1,259,124)	(3,569,267)	(2,077,955)	—
Class R	(791,447)	(2,038,233)	(348,859)	—
Advisor Class	(3,639,948)	(8,983,059)	(1,291,841)	—
Total distributions to shareholders	(10,354,784)	(27,099,100)	(10,580,254)	—
Capital share transactions: (Note 2)				
Class A	(6,288,827)	7,424,383	57,075,476	(18,053,347)
Class B	(1,203,871)	(1,848,458)	(1,182,188)	(1,521,394)
Class C	(793,226)	(2,986,056)	3,840,639	(3,050,418)
Class R	(1,056,593)	5,845,350	5,734,645	107,965
Advisor Class	18,046,112	(10,722,186)	37,021,301	260,081
Total capital share transactions	8,703,595	(2,286,967)	102,489,873	(22,257,113)
Net increase (decrease) in net assets	33,110,732	(23,465,381)	142,365,896	(33,411,340)
Net assets:				
Beginning of year	449,601,090	473,066,471	370,630,665	404,042,005
End of year	$482,711,822	$449,601,090	$512,996,561	$370,630,665
Undistributed net investment income (loss) included in net assets:				
End of year	$ (1,139,112)	$ (155,555)	$ 131,316	$ (394,703)

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Small-Mid Cap Growth Fund	
	Year Ended April 30,	
	2013	2012
Increase (decrease) in net assets:		
Operations:		
Net investment income (loss)	$ (10,034,089)	$ (15,008,737)
Net realized gain (loss) from investments	245,057,502	220,251,887
Net change in unrealized appreciation (depreciation) on investments	53,332,558	(350,972,746)
Net increase (decrease) in net assets resulting from operations	288,355,971	(145,729,596)
Distributions to shareholders from:		
Net realized gains:		
Class A	(206,899,409)	(105,751,074)
Class B	(83,282)	(308,150)
Class C	(34,536,552)	(17,413,751)
Class R	(5,972,039)	(3,021,080)
Advisor Class	(71,239,570)	(33,512,927)
Total distributions to shareholders	(318,730,852)	(160,006,982)
Capital share transactions: (Note 2)		
Class A	(114,236,660)	(235,521,255)
Class B	(3,746,511)	(8,040,789)
Class C	(9,202,794)	(23,739,957)
Class R	1,364,360	(15,907,149)
Advisor Class	84,042,939	(5,027,872)
Total capital share transactions	(41,778,666)	(288,237,022)
Net increase (decrease) in net assets	(72,153,547)	(593,973,600)
Net assets:		
Beginning of year	3,751,096,687	4,345,070,287
End of year	$3,678,943,140	$3,751,096,687
Undistributed net investment income (loss) included in net assets:		
End of year	$ (5,714,337)	$ 5,463

Franklin Strategic Series

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R, and Advisor Class. Effective May 1, 2013, the Funds began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds' significant accounting policies.

a. Financial Instrument Valuation

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Funds' administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds' valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities,

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds' portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Funds' portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation *(continued)*

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund's financial statements

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest

At April 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin Flex Cap Growth Fund		Franklin Focused Core Equity Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended April 30, 2013				
Shares sold	6,397,482	$ 309,888,631	514,515	$ 4,792,474
Shares issued in reinvestment of distributions	1,178,334	55,146,043	12,299	115,857
Shares redeemed	(7,916,454)	(384,188,677)	(1,507,893)	(13,686,260)
Net increase (decrease)	(340,638)	$ (19,154,003)	(981,079)	$ (8,777,929)
Year ended April 30, 2012				
Shares sold	6,278,213	$ 301,067,324	1,894,650	$ 17,691,019
Shares issued in reinvestment of distributions	1,508,204	65,169,504	85,162	727,287
Shares redeemed	(9,436,393)	(454,181,816)	(607,916)	(5,697,721)
Net increase (decrease)	(1,649,976)	$ (87,944,988)	1,371,896	$ 12,720,585
Class B Shares:				
Year ended April 30, 2013[a]				
Shares sold	1,058	$ 45,598		
Shares issued in reinvestment of distributions	1,671	69,863		
Shares redeemed	(186,921)	(8,047,285)		
Net increase (decrease)	(184,192)	$ (7,931,824)		
Year ended April 30, 2012				
Shares sold	12,847	$ 554,945		
Shares issued in reinvestment of distributions	13,684	534,086		
Shares redeemed	(328,238)	(14,283,747)		
Net increase (decrease)	(301,707)	$ (13,194,716)		
Class C Shares:				
Year ended April 30, 2013				
Shares sold	754,297	$ 32,844,637	63,732	$ 579,665
Shares issued in reinvestment of distributions	245,647	10,290,135	1,895	17,413
Shares redeemed	(1,479,890)	(64,492,020)	(175,614)	(1,597,135)
Net increase (decrease)	(479,946)	$ (21,357,248)	(109,987)	$ (1,000,057)
Year ended April 30, 2012				
Shares sold	809,374	$ 35,411,431	206,987	$ 1,907,252
Shares issued in reinvestment of distributions	320,714	12,543,133	12,872	107,994
Shares redeemed	(1,481,947)	(64,143,864)	(74,801)	(677,754)
Net increase (decrease)	(351,859)	$ (16,189,300)	145,058	$ 1,337,492

2. Shares of Beneficial Interest *(continued)*

	Franklin Flex Cap Growth Fund		Franklin Focused Core Equity Fund	
	Shares	Amount	Shares	Amount
Class R Shares:				
Year ended April 30, 2013				
Shares sold	227,103	$ 10,756,576	2,918	$ 28,010
Shares issued in reinvestment of distributions	48,092	2,188,657	40	372
Shares redeemed	(538,294)	(25,519,944)	(21)	(184)
Net increase (decrease)	(263,099)	$ (12,574,711)	2,937	$ 28,198
Year ended April 30, 2012				
Shares sold	426,577	$ 20,036,659	1,535	$ 14,348
Shares issued in reinvestment of distributions	65,438	2,758,881	241	2,051
Shares redeemed	(374,587)	(17,450,929)	(77)	(725)
Net increase (decrease)	117,428	$ 5,344,611	1,699	$ 15,674
Advisor Class Shares:				
Year ended April 30, 2013				
Shares sold	1,683,784	$ 83,003,307	285,268	$ 2,709,150
Shares issued in reinvestment of distributions	613,738	29,299,870	2,188	20,718
Shares redeemed	(8,612,189)	(421,723,100)	(216,573)	(1,902,783)
Net increase (decrease)	(6,314,667)	$(309,419,923)	70,883	$ 827,085
Year ended April 30, 2012				
Shares sold	1,717,874	$ 84,522,481	163,017	$ 1,517,932
Shares issued in reinvestment of distributions	914,561	40,258,972	19,626	167,995
Shares redeemed	(3,477,610)	(170,069,098)	(36,835)	(340,672)
Net increase (decrease)	(845,175)	$ (45,287,645)	145,808	$ 1,345,255

[a]Effective March 22, 2013, all Class B shares were converted to Class A.

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended April 30, 2013				
Shares sold	2,034,008	$ 45,284,699	8,580,844	$116,114,487
Shares issued in reinvestment of distributions	204,804	4,405,319	527,904	6,498,498
Shares redeemed	(2,541,886)	(55,978,845)	(5,148,606)	(65,537,509)
Net increase (decrease)	(303,074)	$ (6,288,827)	3,960,142	$ 57,075,476
Year ended April 30, 2012				
Shares sold	2,311,351	$ 51,324,801	6,028,359	$ 72,472,938
Shares issued in reinvestment of distributions	587,026	11,705,288		
Shares redeemed	(2,510,844)	(55,605,706)	(7,747,869)	(90,526,285)
Net increase (decrease)	387,533	$ 7,424,383	(1,719,510)	$(18,053,347)

2. Shares of Beneficial Interest *(continued)*

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class B Shares:				
Year ended April 30, 2013[a]				
Shares sold	305	$ 6,881	8,145	$ 93,755
Shares issued in reinvestment of distributions	541	10,556	915	10,047
Shares redeemed	(61,518)	(1,221,308)	(113,083)	(1,285,990)
Net increase (decrease)	(60,672)	$ (1,203,871)	(104,023)	$ (1,182,188)
Year ended April 30, 2012				
Shares sold	11,389	$ 226,278	21,709	$ 244,530
Shares issued in reinvestment of distributions	6,672	121,702	—	—
Shares redeemed	(108,411)	(2,196,438)	(163,360)	(1,765,924)
Net increase (decrease)	(90,350)	$ (1,848,458)	(141,651)	$ (1,521,394)
Class C Shares:				
Year ended April 30, 2013				
Shares sold	539,955	$ 10,975,431	1,443,135	$ 17,053,139
Shares issued in reinvestment of distributions	60,833	1,181,984	173,172	1,903,160
Shares redeemed	(646,892)	(12,950,641)	(1,314,987)	(15,115,660)
Net increase (decrease)	(46,104)	$ (793,226)	301,320	$ 3,840,639
Year ended April 30, 2012				
Shares sold	560,922	$ 11,312,659	1,206,764	$ 13,156,340
Shares issued in reinvestment of distributions	181,989	3,310,379	—	—
Shares redeemed	(863,481)	(17,609,094)	(1,528,044)	(16,206,758)
Net increase (decrease)	(120,570)	$ (2,986,056)	(321,280)	$ (3,050,418)
Class R Shares:				
Year ended April 30, 2013				
Shares sold	421,524	$ 9,105,885	676,380	$ 8,470,505
Shares issued in reinvestment of distributions	37,480	785,961	29,213	348,509
Shares redeemed	(507,973)	(10,948,439)	(242,918)	(3,084,369)
Net increase (decrease)	(48,969)	$ (1,056,593)	462,675	$ 5,734,645
Year ended April 30, 2012				
Shares sold	538,591	$ 11,656,917	325,496	$ 3,770,077
Shares issued in reinvestment of distributions	101,448	1,977,223	—	—
Shares redeemed	(358,034)	(7,788,790)	(354,767)	(3,662,112)
Net increase (decrease)	282,005	$ 5,845,350	(29,271)	$ 107,965

2. Shares of Beneficial Interest *(continued)*

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Year ended April 30, 2013				
Shares sold	1,061,965	$ 25,394,126	3,532,296	$ 51,189,023
Shares issued in reinvestment of distributions	160,621	3,612,362	84,707	1,091,876
Shares redeemed	(474,835)	(10,960,376)	(1,148,352)	(15,259,598)
Net increase (decrease)	747,751	$ 18,046,112	2,468,651	$ 37,021,301
Year ended April 30, 2012				
Shares sold	406,071	$ 9,246,246	1,353,224	$ 17,058,899
Shares issued in reinvestment of distributions	429,099	8,908,092	—	—
Shares redeemed	(1,243,134)	(28,876,524)	(1,339,370)	(16,798,818)
Net increase (decrease)	(407,964)	$(10,722,186)	13,854	$ 260,081

[a]Effective March 22, 2013, all Class B shares were converted to Class A.

	Franklin Small-Mid Cap Growth Fund	
	Shares	Amount
Class A Shares:		
Year ended April 30, 2013		
Shares sold	7,696,472	$ 276,191,716
Shares issued in reinvestment of distributions	5,177,054	173,793,699
Shares redeemed	(15,626,931)	(564,222,075)
Net increase (decrease)	(2,753,405)	$(114,236,660)
Year ended April 30, 2012		
Shares sold	8,386,535	$ 306,057,022
Shares issued in reinvestment of distributions	2,740,989	90,014,083
Shares redeemed	(17,290,224)	(631,592,360)
Net increase (decrease)	(6,162,700)	$(235,521,255)
Class B Shares:		
Year ended April 30, 2013[a]		
Shares sold	2,137	$ 70,578
Shares issued in reinvestment of distributions	2,393	72,482
Shares redeemed	(119,379)	(3,889,571)
Net increase (decrease)	(114,849)	$ (3,746,511)
Year ended April 30, 2012		
Shares sold	3,234	$ 109,928
Shares issued in reinvestment of distributions	9,463	285,407
Shares redeemed	(250,713)	(8,436,124)
Net increase (decrease)	(238,016)	$ (8,040,789)

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Small-Mid Cap Growth Fund	
	Shares	**Amount**
Class C Shares:		
Year ended April 30, 2013		
Shares sold	916,926	$ 28,779,646
Shares issued in reinvestment of distributions	1,081,181	31,408,307
Shares redeemed	(2,195,464)	(69,390,747)
Net increase (decrease)	(197,357)	$ (9,202,794)
Year ended April 30, 2012		
Shares sold	951,785	$ 31,176,896
Shares issued in reinvestment of distributions	535,578	15,563,901
Shares redeemed	(2,174,525)	(70,480,754)
Net increase (decrease)	(687,162)	$ (23,739,957)
Class R Shares:		
Year ended April 30, 2013		
Shares sold	723,580	$ 25,355,379
Shares issued in reinvestment of distributions	182,327	5,901,923
Shares redeemed	(854,742)	(29,892,942)
Net increase (decrease)	51,165	$ 1,364,360
Year ended April 30, 2012		
Shares sold	586,884	$ 20,866,858
Shares issued in reinvestment of distributions	93,046	2,964,451
Shares redeemed	(1,096,204)	(39,738,458)
Net increase (decrease)	(416,274)	$ (15,907,149)
Advisor Class Shares:		
Year ended April 30, 2013		
Shares sold	4,478,999	$ 168,792,553
Shares issued in reinvestment of distributions	1,908,966	66,642,021
Shares redeemed	(4,046,317)	(151,391,635)
Net increase (decrease)	2,341,648	$ 84,042,939
Year ended April 30, 2012		
Shares sold	3,973,901	$ 145,559,838
Shares issued in reinvestment of distributions	915,792	31,081,984
Shares redeemed	(4,786,024)	(181,669,694)
Net increase (decrease)	103,669	$ (5,027,872)

[a]Effective March 22, 2013, all Class B shares were converted to Class A.

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

The Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

The Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $500 million
0.400%	Over $500 million, up to and including $1 billion
0.350%	Over $1 billion, up to and including $1.5 billion
0.300%	Over $1.5 billion, up to and including $6.5 billion
0.275%	Over $6.5 billion, up to and including $11.5 billion
0.250%	Over $11.5 billion, up to and including $16.5 billion
0.240%	Over $16.5 billion, up to and including $19 billion
0.230%	Over $19 billion, up to and including $21.5 billion
0.220%	In excess of $21.5 billion

The Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

The Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

FT Services under an agreement with Advisers, provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

On April 16, 2013, the Board approved the proposal to combine the investment management and administration agreements for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement went into effect on May 1, 2013.

3. Transactions with Affiliates *(continued)*

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds' Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Reimbursement Plans:					
Class A	0.25%	0.35%	0.35%	0.35%	0.25%
Compensation Plans:					
Class B	1.00%	—	1.00%	1.00%	1.00%
Class C	1.00%	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

The Board has set the current rate at 0.30% per year for Class A shares for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund and the Franklin Small Cap Growth Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$950,136	$14,151	$107,128
CDSC retained	$ 18,099	$ 884	$ 4,525

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements *(continued)*

	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$140,809	$281,123
CDSC retained	$ 6,635	$ 39,138

e. Transfer Agent Fees

Each class of shares, except for the R6 share class, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets of each class. The R6 share class pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Transfer agent fees	$4,113,888	$26,659	$455,330	$464,288	$4,640,419

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Focused Core Equity Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R, and Advisor Class of the fund do not exceed 0.89% and Class R6 does not exceed 0.68% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2013.

g. Other Affiliated Transactions

At April 30, 2013, Advisers owned 6.37% of the Franklin Focused Core Equity Fund's outstanding shares.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2013, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2013, the capital loss carryforwards were as follows:

	Franklin Focused Core Equity Fund
Capital loss carryforwards:	
Short term	$1,395,460
Long term	197,049
Total capital loss carryforwards	$1,592,509

During the year ended April 30, 2013, the Franklin Small Cap Growth Fund utilized $3,940,393 of capital loss carryforwards.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2013, the deferred late-year ordinary losses were as follows:

	Franklin Flex Cap Growth Fund	Franklin Growth Opportunities Fund	Franklin Small-Mid Cap Growth Fund
Late-year ordinary losses	$2,150,228	$1,139,112	$6,625,454

The tax character of distributions paid during the years ended April 30, 2013 and 2012, was as follows:

	Franklin Flex Cap Growth Fund		Franklin Focused Core Equity Fund	
	2013	2012	2013	2012
Distributions paid from:				
Ordinary income	$ 1,908,157	$ —	$ —	$ 306,889
Long term capital gain	106,157,882	134,665,882	166,429	948,978
	$108,066,039	$134,665,882	$ 166,429	$1,255,867

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	2013	2012	2013	2012
Distributions paid from:				
Ordinary income	$ —	$ —	$ —	$ —
Long term capital gain	10,354,784	27,099,100	10,580,254	—
	$ 10,354,784	$ 27,099,100	$10,580,254	$ —

Franklin Strategic Series

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

	Franklin Small-Mid Cap Growth Fund	
	2013	2012
Distributions paid from long term capital gains	$318,730,852	$160,006,982

At April 30, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund
Cost of investments	$2,292,526,801	$ 20,175,380	$340,003,381
Unrealized appreciation	$1,005,038,362	$ 5,643,362	$144,866,945
Unrealized depreciation	(16,842,381)	(129,576)	(3,743,201)
Net unrealized appreciation (depreciation)	$ 988,195,981	$ 5,513,786	$141,123,744
Undistributed ordinary income	$ —	$ 175,792	$ —
Undistributed long term capital gains	259,743,899	—	447,864
Distributable earnings	$ 259,743,899	$ 175,792	$ 447,864

	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Cost of investments	$ 451,475,408	$2,509,753,004
Unrealized appreciation	$ 119,917,510	$1,248,839,366
Unrealized depreciation	(18,275,591)	(38,780,075)
Net unrealized appreciation (depreciation)	$ 101,641,919	$1,210,059,291
Undistributed ordinary income	$ 1,671,194	$ —
Undistributed long term capital gains	8,537,293	112,145,418
Distributable earnings	$ 10,208,487	$ 112,145,418

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

Notes to Financial Statements *(continued)*

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2013, were as follows:

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Purchases	$2,043,701,506	$17,683,017	$247,961,755	$240,474,880	$1,476,815,225
Sales	$2,511,435,179	$23,889,231	$251,002,042	$150,696,364	$1,920,142,224

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Restricted Securities

Certain funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2013, the following funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
Franklin Flex Cap Growth Fund				
2,227,171	FibroGen Inc., pfd., E (Value is 0.28% of Net Assets)	5/19/00	$9,999,998	$9,309,575
Franklin Small-Mid Cap Growth Fund				
515,576	ᵃStereotaxis Inc., wts., 144A, 5/07/18 (Value is 0.02% of Net Assets)	5/07/12	$ 644,470	$ 625,703

ᵃThe Fund also invests in unrestricted securities of the issuer, valued at $1,381,620 as of April 30, 2013.

Franklin Strategic Series

Notes to Financial Statements *(continued)*

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small-Mid Cap Growth Fund for the year ended April 30, 2013, were as shown below.

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Franklin Small-Mid Cap Growth Fund							
Non-Controlled Affiliates							
Peet's Coffee & Tea Inc.	668,300	50,000	718,300	—	$ —[a]	$ —	$20,654,481
Stereotaxis Inc.	2,650,000	—	2,385,000[b]	265,000	469,050	—	—
Stereotaxis Inc., 144A	—	5,155,761	4,640,185[b]	515,576	912,570	—	—
Stereotaxis Inc., wts., 144A, 5/07/18	—	5,155,761	4,640,185[b]	515,576	625,703	—	—
Total Affiliated Securities (Value is 0.05% of Net Assets)					$2,007,323	$ —	$20,654,481

[a]As of April 30, 2013, no longer an affiliate.

[b]Reflects a 1:10 reverse stock split during the current year.

10. Special Servicing Agreement

The Funds except the Franklin Focused Core Equity Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participate in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended April 30, 2013, the Franklin Flex Cap Growth Fund, the Franklin Growth Opportunities Fund and the Franklin Small Cap Growth Fund were held by one or more of the Allocator Funds and the amount of expenses borne by the funds is noted in the Statements of Operations. At April 30, 2013, one or more of the Allocator Funds owned a percentage of the funds' outstanding shares as follows:

Franklin Flex Cap Growth Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund
9.64%	21.43%	4.33%

Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

11. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended April 30, 2013, the Funds did not use the Global Credit Facility.

12. Fair Value Measurements

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

12. Fair Value Measurements *(continued)*

A summary of inputs used as of April 30, 2013, in valuing the Funds assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Flex Cap Growth Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Pharmaceuticals, Biotechnology & Life Sciences	$ 328,862,163	$ —	$9,309,575	$ 338,171,738
Other Equity Investments[b]	2,848,110,456	—	—	2,848,110,456
Short Term Investments	57,421,669	37,018,919	—	94,440,588
Total Investments in Securities	$3,234,394,288	$37,018,919	$9,309,575	$3,280,722,782
Franklin Focused Core Equity Fund				
Assets:				
Investments in Securities:				
Equity Investments[b]	$ 24,883,481	$ —	$ —	$ 24,883,481
Short Term Investments	805,685	—	—	805,685
Total Investments in Securities	$ 25,689,166	$ —	$ —	$ 25,689,166
Franklin Growth Opportunities Fund				
Assets:				
Investments in Securities:				
Equity Investments[b]	$ 478,272,921	$ —	$ —	$ 478,272,921
Short Term Investments	1,083,154	1,771,050	—	2,854,204
Total Investments in Securities	$ 479,356,075	$ 1,771,050	$ —	$ 481,127,125
Franklin Small Cap Growth Fund				
Assets:				
Investments in Securities:				
Equity Investments[b]	$ 496,773,091	$ —	$ —	$ 496,773,091
Short Term Investments	34,702,847	21,641,389	—	56,344,236
Total Investments in Securities	$ 531,475,938	$21,641,389	$ —	$ 553,117,327
Franklin Small-Mid Cap Growth Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Health Care	$ 535,856,232	$ —	$ 625,703	$ 536,481,935
Other Equity Investments[b]	2,995,614,551	—	—	2,995,614,551
Short Term Investments	162,009,334	25,706,475	—	187,715,809
Total Investments in Securities	$3,693,480,117	$25,706,475	$ 625,703	$3,719,812,295

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statements of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

13. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on their financial statements.

14. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR - American Depositary Receipt

Franklin Strategic Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 19, 2013

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2013:

Franklin Flex Cap Growth Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
$106,157,882	$10,354,784	$10,580,254	$318,730,852

Under Section 871(k)(2)(C) of the Code, the Franklin Focused Core Equity Fund hereby reports the maximum amount allowable but no less than $166,199 as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2013.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2013:

Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund
100.00%	100.00%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2013:

Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
$31,884,146	$489,289	$2,849,594	$1,398,641	$21,584,024

Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Franklin Strategic Series

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	135	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	109	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	145	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	109	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	135	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	50	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 47 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 23 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Board Review of Investment Management Agreement

At a meeting held April 16, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically

Board Review of Investment Management Agreement *(continued)*

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each such individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2013, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board's view of such performance.

Board Review of Investment Management Agreement *(continued)*

Franklin Flex Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the lowest performing quintile of such performance universe for the one-year period, and on an annualized basis to be in the lowest performing quintile of the performance universe during the previous three-year period, and in the middle performing quintile of such universe during each of the previous five- and 10-year periods. The Board was not satisfied with the Fund's recent performance and discussed with management the reasons for such underperformance and steps being taken to improve it, including the restructuring of certain internal processes and the addition of an experienced analyst to assist the portfolio management team. While intending to monitor future developments, the Board believed that management was taking appropriate action to improve performance and that no immediate change in portfolio managers was necessary.

Franklin Focused Core Equity Fund – The performance universe for this Fund consisted of all retail and institutional multi-cap core funds as selected by Lipper. The Fund has been in operation for five full years and the Lipper report showed its total return for the one-year period to be in the lowest performing quintile of such performance universe, and on an annualized basis to be in the lowest performing quintile of such performance universe for the previous three-year period and the middle performing quintile of such universe for the previous five-year period. The Board was not satisfied with the Fund's recent performance and discussed with management the reasons for such underperformance and steps being taken to improve it, including a change in the lead portfolio manager role and a restructuring of certain internal processes. While intending to monitor future developments, the Board believed that management was taking appropriate action to improve performance and that no additional changes to portfolio management were necessary at the present time.

Franklin Growth Opportunities Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return for the one-year period to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe during the previous three-year period, but to be in the second-highest performing quintile of such universe for the previous five-year period and the highest or best performing quintile of such universe for the previous 10-year period. The Board was not satisfied with the Fund's recent performance and discussed with management the reasons for such underperformance and steps being taken to improve it, which included an intensive review of portfolio holdings and sector allocations with an increased emphasis on downside risk discipline. While intending to monitor future developments, the Board believed that management was taking appropriate action to improve performance and that no immediate change in portfolio managers was necessary.

Franklin Small Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional small cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the middle performing quintile of such performance universe during the one-year period, and on an annualized basis to be in the second-highest

Board Review of Investment Management Agreement *(continued)*

performing quintile of such universe for the previous three-year period, the highest performing quintile of such universe for the previous five-year period, and the middle performing quintile of such universe for the previous 10-year period. The Board found the Fund's comparative investment performance as set forth in the Lipper report to be satisfactory.

Franklin Small-Mid Cap Growth Fund – The performance universe for this Fund consisted of all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return during the one-year period to be in the second-lowest performing quintile of such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe during the previous three-year period, the second-highest performing quintile of such universe for the previous five-year period, and in the middle quintile of such universe during the previous 10-year period. The Board discussed reasons for the Fund's recent underperformance with management, but found the Fund's overall comparative investment performance as set forth in the Lipper report to be acceptable, noting that its one-year and three-year annualized returns as shown in such report exceeded 10% and 14.5%, respectively.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratio for each of Franklin Flex Cap Growth Fund and Franklin Small-Mid Cap Growth Fund to be in the least expensive quintile of its respective Lipper expense group. The contractual investment management fee rate for Franklin Growth Opportunities Fund was in the least expensive quintile of its Lipper expense group and its actual total expense ratio was below the median of such expense group. The contractual investment management fee rate for Franklin Small Cap Growth Fund was below the median of its Lipper expense group, while its actual total expense ratio was at the median of such expense group. The Board was satisfied with the contractual management fee rate and total expense ratio of each of these Funds in comparison to its respective expense group as shown in the Lipper reports. The contractual investment management fee rate for Franklin Focused Core Equity Fund was above the median of its Lipper expense group, while its actual total expense ratio was below the median of such expense group.

Board Review of Investment Management Agreement *(continued)*

The Board was satisfied with the expenses of this Fund as shown in its Lipper report, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size,

Board Review of Investment Management Agreement *(continued)*

its effective management fee rate declines. The fee structure under the investment management agreements for all of the Funds contains breakpoints that continued to asset levels that exceeded their asset sizes at December 31, 2012. The assets of Franklin Focused Core Equity Fund amounted to approximately $23 million at December 31, 2012, and the Board did not believe such size afforded any economies of scale, noting expenses were subsidized by management. In view of such fee structure and the favorable expense comparisons of each of the Funds within its respective expense group, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each Fund and its shareholders.

In addition to the investment advisory services provided to Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund and Franklin Small Cap Growth Fund under their respective investment management agreements, administrative services have been historically provided such Funds under a separate agreement at a fixed charge of 20 basis points. At the April 16, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for each such Fund combining such services. In approving the new form of investment management agreements, the Board took into account the fact that the types of services and aggregate fees, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper's methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Information *(continued)*

Householding of Reports and Prospectuses

You will receive each Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Strategic Series

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Franklin Advisers, Inc.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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FSS1 A 06/13

APRIL 30, 2013

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund



Sign up for electronic delivery at **franklintempleton.com/edelivery**

SECTOR

FRANKLIN STRATEGIC SERIES

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, continued to expand during the 12-month period ended April 30, 2013. Increasing job creation helped the unemployment rate decline during the period, and consumer spending remained strong. In the housing sector, accelerating new and existing homes sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a six-year low in U.S. foreclosures. Orders for manufactured goods and manufacturers' inventory reached record levels in March and the sector expanded for the fifth consecutive month through period-end.

Businesses and investors awaited the U.S. election that resulted in an unchanged balance of power in Washington, given the re-election of President Obama and respective control of the House and Senate by Republicans and Democrats. Uncertainty surrounding budget deadlines set for the end of 2012 largely abated when an agreement between Congress and the President resolved many issues, including preserving lower income tax rates for most U.S. households. Concerns remained about the effects of the expired payroll tax cut, far-reaching federal spending cuts and future negotiations regarding the federal debt ceiling.

U.S. stocks generated healthy returns as the Standard & Poor's® 500 Index and Dow Jones Industrial Average reached all-time highs near period-end.[1] Rising corporate profits and generally favorable economic reports bolstered investor confidence, but some caution surrounded the extent to which positive business and market results were dependent on the Federal Reserve Board's accommodative monetary policy.

The foregoing information reflects our analysis and opinions as of April 30, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC.

Franklin Biotechnology Discovery Fund

Your Fund's Goal and Main Investments: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

Portfolio Breakdown
Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 4/30/13



Biotechnology
76.8%
Pharmaceuticals
14.9%
Life Sciences Tools & Services
2.2%
Health Care Equipment & Supplies
0.4%
Short-Term Investments & Other Net Assets
5.7%

We are pleased to bring you Franklin Biotechnology Discovery Fund's annual report for the fiscal year ended April 30, 2013.

Performance Overview

Franklin Biotechnology Discovery Fund – Class A delivered a +39.12% cumulative total return for the 12 months under review. In comparison, the NASDAQ Biotechnology Index, which tracks U.S. and international-based biotechnology stocks, generated a +38.12% total return.[1] Also for comparison, the Standard & Poor's 500 Index (S&P 500®), which is a broad measure of the U.S. stock market, generated a +16.89% total return.[1] Finally, domestic and international-based stocks, as measured by the NASDAQ Composite Index, produced a +10.78% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 27.

Manager's Discussion

During the 12 months under review, many biotechnology stocks rallied amid clinical and regulatory successes. The performance of individual stocks in the Fund's portfolio varied greatly, with several holdings reaching all-time highs and delivering triple-digit gains while some other positions posted double-digit declines. Please keep in mind volatility is not uncommon in the biotechnology sector, and the Fund seeks to take advantage of short-term volatility by initiating or adding to securities we believe to be undervalued.

Leading contributors to the Fund's absolute performance included Gilead Sciences, Celgene and Pharmacyclics. Gilead Sciences develops and sells therapeutics and is the world's largest maker of branded treatments for human immunodeficiency virus (HIV). With its acquisition of clinical-stage pharmaceutical company Pharmasset in January 2012, Gilead expanded its development efforts of hepatitis drugs, including acceleration of its timeline to develop the first all-oral hepatitis treatment. During the period, the Food and Drug Administration (FDA) approved Truvada for HIV prevention in uninfected adults at high risk and Stribild, a once-daily tablet used as a complete HIV-1 treatment for adults who have not previously taken HIV-1 medicines. Gilead reported strong 2012 revenues and earnings, driven by increased sales of its antiviral drugs Atripla, Truvada, Viread, Complera/Eviplera and its newest product, Stribild. Increased sales of cardiovascular drugs and higher royalty revenues also contributed to profit growth.

Celgene discovers, develops and sells therapies for treating cancer and immune-inflammatory related diseases. The company's shares rose when Celgene reported better-than-expected earnings results in recent quarters, driven largely by strong sales of Revlimid, Abraxane and Vidaza. Celgene's shares rallied further after the company announced positive trials of a psoriasis drug and provided solid 2013 revenue and earnings growth forecasts and ambitious long-term financial targets. In February, the FDA approved Pomalyst for patients with multiple myeloma and who have received at least two prior therapies.

Pharmacyclics is a clinical-stage biopharmaceutical company focused on developing and selling small-molecule drugs for the treatment of cancer and immune-mediated diseases. The FDA granted Breakthrough Therapy Designation to Ibrutinib for treating various cancers, which allows for a faster development and review process. Pharmacyclics has earned four milestone payments of $50 million each from Johnson & Johnson's Janssen Biotech subsidiary, and it could receive up to an additional $625 million for further development and regulatory milestones.

Top 10 Holdings

Franklin Biotechnology Discovery Fund
4/30/13

Company *Sector/Industry*	% of Total Net Assets
Gilead Sciences Inc. *Biotechnology*	9.7%
Celgene Corp. *Biotechnology*	8.6%
Biogen Idec Inc. *Biotechnology*	6.5%
Amgen Inc. *Biotechnology*	5.5%
Vertex Pharmaceuticals Inc. *Biotechnology*	4.5%
Alexion Pharmaceuticals Inc. *Biotechnology*	3.6%
Medivation Inc. *Biotechnology*	2.9%
ARIAD Pharmaceuticals Inc. *Biotechnology*	2.9%
BioMarin Pharmaceutical Inc. *Biotechnology*	2.5%
Onyx Pharmaceuticals Inc. *Biotechnology*	2.4%

In contrast, key detractors from the Fund's absolute performance included Dendreon, Questcor Pharmaceuticals and ArQule. Shares of Dendreon, a biotechnology company that discovers, develops and sells therapeutics to enhance cancer treatment, began to tumble in May 2012 because of a weaker-than-expected quarterly earnings report and concerns about the sales prospects of its lead product, Provenge. We sold the Fund's position in Dendreon early in the reporting period.

Questcor derives substantially all its revenue from sales of its sole product, H.P. Acthar Gel (Acthar), which is FDA-indicated for exacerbations of multiple sclerosis and infantile spasms and the treatment of several other disorders. Despite strong 2012 sales growth for the drug, negative headlines during the period pressured shares. In September, health insurer Aetna limited reimbursement for Acthar to a small fraction of its users. Although Aetna accounts for only about 5% of Acthar prescriptions, investors feared the precedent such a decision might set, and Questcor shares plunged 48% in a single day. The following week, the company disclosed that the federal government was investigating its marketing practices, leading shares to fall further. Questcor's shares recovered some of the losses as the company initiated a quarterly cash dividend and increased its share buyback program. Seeking to diversify its revenue, in January Questcor acquired Canada-based BioVectra, a supplier of contract manufacturing services to the pharmaceutical and biotechnology industries and Questcor's manufacturing partner for the active pharmaceutical ingredient in Acthar.

ArQule shares fell sharply in early October following the company's announcement that it would discontinue Phase 3 clinical trials for its lead product candidate, experimental cancer drug Tivantinib, citing a lack of statistical significance for efficacy in the treatment of lung cancer. We sold the Fund's ArQule holdings during the period.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.





Evan McCulloch, CFA
Portfolio Manager
Franklin Biotechnology Discovery Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 4/30/13

Franklin Biotechnology Discovery Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FBDIX)		Change	4/30/13	4/30/12
Net Asset Value (NAV)		+$29.73	$105.95	$76.22
Distributions (5/1/12–4/30/13)				
Dividend Income	$0.0692			
Advisor Class (Symbol: FTDZX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$30.21	$106.86	$76.65
Distributions (5/1/12–4/30/13)				
Dividend Income	$0.0692			

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+39.12%	+123.87%	+228.81%
Average Annual Total Return[2]		+31.12%	+16.11%	+11.98%
Value of $10,000 Investment[3]		$13,112	$21,099	$30,992
Avg. Ann. Total Return (3/31/13)[4]		+23.86%	+14.81%	+12.22%
Total Annual Operating Expenses[5]	1.28%			
Advisor Class[6]		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+39.51%	+126.23%	+232.27%
Average Annual Total Return[2]		+39.51%	+17.74%	+12.76%
Value of $10,000 Investment[3]		$13,951	$22,623	$33,227
Avg. Ann. Total Return (3/31/13)[4]		+31.80%	+16.42%	+13.00%
Total Annual Operating Expenses[5]	0.99%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/03–4/30/13)



$35,000
$25,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$31,324
$30,992
$21,356
Franklin Biotechnology Discovery Fund
S&P 500[7]
NASDAQ Biotechnology Index[7]

Average Annual Total Return

Class A	4/30/13
1-Year	+31.12%
5-Year	+16.11%
10-Year	+11.98%

Advisor Class (5/1/03–4/30/13)



$35,000
$25,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$33,227
$31,324
$21,356
Franklin Biotechnology Discovery Fund
S&P 500[7]
NASDAQ Biotechnology Index[7]

Average Annual Total Return

Advisor Class[6]	4/30/13
1-Year	+39.51%
5-Year	+17.74%
10-Year	+12.76%

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +117.10% and +23.59%.
7. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure performance of all NASDAQ stocks in the biotechnology sector.

Your Fund's Expenses

Franklin Biotechnology Discovery Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,288.30	$6.98
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.16
Advisor Class			
Actual	$1,000	$1,290.30	$5.28
Hypothetical (5% return before expenses)	$1,000	$1,020.18	$4.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.23% and Advisor: 0.93%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Natural Resources Fund

Your Fund's Goal and Main Investments: Franklin Natural Resources Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2013.

Performance Overview

For the 12 months under review, Franklin Natural Resources Fund – Class A had a -7.76% cumulative total return. In comparison, the Standard & Poor's (S&P) North American Natural Resources Index, which tracks companies involved in extractive industries (mining), energy, timber and forestry services, and the production of pulp and paper, generated a +3.24% total return.[1] Also in comparison, the S&P 500 Index (S&P 500), which is a broad measure of the U.S. stock market, produced a +16.89% total return.[1] Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund's strategy, which focuses on companies with long-term growth potential, differs from the natural resources index's large weighting in income-oriented companies with more limited growth opportunities. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on defensive investments and current income. You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.

Investment Strategy

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 33.

individual companies that have identifiable growth drivers and that present, in our opinion, the best trade-off between growth potential, business and financial risk, and valuation. The Fund's holdings are typically concentrated in the energy sector but also can include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

Sector Overview

Commodities and commodity-related equities moved erratically during the 12 months under review as investors reacted to various economic cross-currents and government actions. Global commodity prices fell to a 2012 low in June as market participants focused on European recessionary forces and China's apparent slowing demand for raw materials. In July and August, expectations for stimulus from the U.S. Federal Reserve Board (Fed) and other central banks contributed to a commodity price recovery. However, supply-and-demand imbalances and expectations for further demand pressure in 2013, as the International Monetary Fund lowered its 2013 global economic growth forecast, led to a commodity price retreat beginning in October, resulting in an overall decline for the 12-month period.

Inflation was generally mild with the exception of natural gas and food prices. Crude oil prices reached 12-month lows in June, resulting largely from investor concerns about the potential for weakening global demand as Europe remained mired in a recession and China's economic growth decelerated. A recovery ensued in late summer, driven in part by generally improved U.S. economic data and stimulus efforts implemented by many central banks and governments globally. In this environment, the commodity was generally range bound at healthy levels through period-end. Unrest in the Middle East and sanctions impacting Iranian supplies also played a role in maintaining robust global oil prices. However, crude oil prices were held in check during the period as U.S. oil production was bolstered by the development of unconventional resources, including shale oil, reaching its highest level since 1987. Conversely, U.S. natural gas prices reached a 12-month high near period-end as a combination of stagnating U.S. supply growth and better-than-expected demand — initially driven by utility fuel switching and later by prolonged winter weather — reduced inventories. As producers curtailed spending in response to abundant supply and multi-year price lows for the commodity earlier in the period, the number of rigs drilling for natural gas in the U.S. decreased, reaching an 18-year low near period-end.

Precious metals prices reached 12-month highs in early October as economic uncertainties and the Fed's latest round of quantitative easing supported gold and silver spot prices. However, better-than-expected economic reports, generally mild inflation and a strong U.S. dollar led to a gradual price decline in gold

and silver, as well as other metals, until a sharp sell-off in mid-April drove gold and silver prices down to 12-month lows. The sell-off was initially caused by fears that struggling European nations might sell gold to raise cash after reports surfaced that Cyprus may have agreed to sell a large amount of state-owned gold to secure an international bailout. Near period-end, however, gold prices partially recovered as many bargain hunters bought physical gold and some investors believed gold was technically oversold. Industrial metals prices generally declined amid recurring concerns about slowing global economic growth, the potential for weaker demand, high inventories and growing supply. Near period-end, speculation that China's economic deceleration was deepening drove steel, copper and aluminum spot prices to 12-month lows.

Manager's Discussion

The 12 months under review represented a difficult period for the Fund's strategy as investors generally embraced defensive, income-oriented investments and avoided those facing heightened uncertainty and less immediate prospects for growth. Global economic and geopolitical concerns contributed to heightened volatility in commodity markets, leading prices to shift drastically, reaching peaks and troughs several times during the period as investors reacted to news headlines, economic reports, and shifting supply-and-demand dynamics. This environment was unfavorable for our strategy, which focuses on companies that we believe have healthy long-term growth prospects and could therefore potentially generate a greater level of earnings in future years. These types of investments have often carried a higher degree of operating leverage or potential variability in earnings, and investors have been typically less willing to fully value those earnings during periods of heightened uncertainty. Conversely, relative to the S&P North American Natural Resources Index, we typically underweight dividend-paying companies because of their lower growth characteristics.

The Fund's fiscal year began as concerns about the eurozone financial crisis and fears of an economic hard landing in China resulted in a sharp sell-off of many equities globally, especially commodity-related stocks. In this environment, the Fund's Class A shares reached a period low in late June. Although equities recovered as monetary and fiscal measures undertaken by many central banks and governments gained traction near the end of 2012, the recovery was uneven, with another significant sell-off occurring in October and November. During the first four months of 2013, the S&P 500 rebounded, reaching all-time highs by period-end. Defensive sectors — utilities, health care and consumer staples — led the rally, while the commodity-related materials and energy sectors lagged. Natural resources stocks struggled from mid-February through period-end as

Geographic Breakdown

Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/13



North America
81.9%
Europe
8.4%
Australia & New Zealand
2.1%
Latin America & Caribbean
1.3%
Asia
0.6%
Middle East & Africa
0.5%
Short-Term Investments & Other Net Assets
5.2%

Portfolio Breakdown
Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/13


Oil & Gas Exploration & Production
30.4%
Oil & Gas Equipment & Services
23.2%
Integrated Oil & Gas
13.5%
Diversified Metals & Mining
10.8%
Gold
5.2%
Oil & Gas Drilling
3.5%
Coal & Consumable Fuels
2.7%
Other
5.5%
Short-Term Investments & Other Net Assets
5.2%

renewed concerns about eurozone stability, ongoing fears of an economic slowdown in China, a stronger U.S. dollar and the potential for growing supply once again led many investors to avoid commodities and commodity-related stocks.

Fund performance varied across different industries. Oil and gas equipment and services contributed to absolute and relative results as the share prices of some of the Fund's largest holdings rose, while diversified metals and mining, as well as oil and gas exploration and production (E&P), weighed on absolute and relative results as many large holdings declined in value.

Oil and gas equipment and services companies, which we favor because of their attractive long-term growth potential, received considerable investor attention and rose strongly during the second half of the period, with shares of many companies posting double-digit gains. Key oil and gas services contributors to relative results included overweighted positions in Halliburton, one of the Fund's top 10 holdings, and companies with exposure to offshore exploration and development such as Cameron International, FMC Technologies, Oceaneering International and Dril-Quip, as well as an off-benchmark investment in RigNet. However, several oil and gas services holdings declined in value and weighed on absolute and relative returns, notably Key Energy Services, which struggled because of soft U.S. onshore spending trends, capacity utilization and pricing, in addition to temporary spending reductions from two large customers. Outside of oil and gas equipment and services, important contributors included a new, off-benchmark position in Netherlands-based specialty chemicals producer LyondellBasell Industries, which benefited from favorable feedstock prices and profitability in the U.S. and the potential for demand and pricing improvement.

Natural gas-focused E&P companies generally performed well as U.S. natural gas fundamentals improved toward the latter half of 2012 and into 2013, aided by a decline in drilling and development activity, as well as higher demand driven by relatively low prices, utility fuel switching and a relatively long, cold winter, which increased demand for natural gas as a heating source. This environment benefited the Fund, as we increased our weightings in natural gas-focused companies beginning last summer when natural gas prices were trading near multi-year lows. As a result, our overweighted positions in Cabot Oil & Gas, a new holding, and Southwestern Energy were among the Fund's key contributors to absolute and relative returns.

Oil-focused E&P companies generally suffered as investors feared that slowing global economic growth would lead to a continued decline in fuel consumption, despite oil prices remaining within a relatively healthy range later in the period. In addition, surging production, a lack of transportation infrastructure and lower demand for natural gas liquids, such as ethane and propane, led to pricing pressure in those markets and weighed on producers' earnings. As a result of

these and other factors, the Fund's positions in U.S.-based independent oil and gas companies Devon Energy and Whiting Petroleum weighed on performance. Although declines were largely widespread, some E&P stocks experienced more pronounced declines resulting from company-specific issues. For example, U.K.-based Tullow Oil's unsuccessful appraisal of a French Guiana offshore well, Brazil-based OGX Petroleo e Gas Participacoes's[2] lower production estimates, and U.K.-based Chariot Oil and Gas's announcement of two unsuccessful exploration wells in Namibia further pressured their share prices, causing these off-benchmark positions to weigh on relative results. The latter two companies, however, represented relatively small positions in the Fund, in keeping with our strategy of moderating risk through position size. Some oil-focused E&P companies performed well, including Anadarko Petroleum, one of the Fund's top 10 holdings, and PDC Energy, as they delivered positive well results and posted strong growth rates in onshore U.S. production, with Anadarko also benefiting from deepwater exploration success, leading the Fund's overweighted positions to boost relative results.

Oil and gas refining and marketing stocks generally performed strongly, with the industry delivering high double-digit gains, as wide oil price differentials in the U.S. market lowered local feedstock prices and drove short-term profitability. Oil and gas refining stocks have traditionally been considered risky and volatile but have recently attracted investors as many refiners were in a position to distribute dividends to shareholders. Although the Fund's oil and gas refiner holdings outperformed the index's and aided absolute returns, its underweighted allocation hindered relative results. The Fund's underweighted position resulted largely from two holdings, ConocoPhillips[2] and Marathon Oil, that each distributed shares in their refining divisions to shareholders in 2012, which significantly increased the index's weighting in oil and gas refiners. Specifically, an underweighting in Phillips 66 detracted, as it benefited from greater inland profitability driven by strong U.S. oil production and resulting lower feedstock costs. The company also filed for an initial public offering of its logistics business, which investors embraced as a value-enhancing maneuver.

Integrated oil and gas companies, as well as oil and gas storage and transportation companies, which pay high dividends and are typically considered conservative investments, performed well. Certain stocks in the integrated oil and gas industry helped absolute returns, particularly two of the Fund's top 10 holdings, Exxon Mobil and Chevron. Our large weightings in these companies were far smaller than the index's, however, and our overall underweighting in the industry offset the benefit of stock selection. The Fund's lack of investment in the oil and gas storage and transportation industry, which outperformed the index, also hindered relative results. Stocks in both of these industries appealed to investors because of their defensive nature and relatively high dividend yields.

2. Sold during the period.

Top 10 Holdings
Franklin Natural Resources Fund
4/30/13

Company *Sector/Industry, Country*	% of Total Net Assets
Schlumberger Ltd. *Oil & Gas Equipment & Services, U.S.*	4.1%
Anadarko Petroleum Corp. *Oil & Gas Exploration & Production, U.S.*	4.0%
Occidental Petroleum Corp. *Integrated Oil & Gas, U.S.*	3.6%
Halliburton Co. *Oil & Gas Equipment & Services, U.S.*	3.2%
Chevron Corp. *Integrated Oil & Gas, U.S.*	2.7%
Exxon Mobil Corp. *Integrated Oil & Gas, U.S.*	2.7%
Devon Energy Corp. *Oil & Gas Exploration & Production, U.S.*	2.5%
Southwestern Energy Co. *Oil & Gas Exploration & Production, U.S.*	2.5%
Noble Energy Inc. *Oil & Gas Exploration & Production, U.S.*	1.9%
BHP Billiton PLC, ADR *Diversified Metals & Mining, U.K.*	1.7%

Industries such as diversified metals and mining, steel and metallurgical coal, which are generally tied to global infrastructure spending, were hardest hit by fears of slowing global economic growth. Many foreign stocks also performed poorly as risk aversion caused many U.S. investors to favor domestic stocks even as the overall global equity markets began to recover. This factor was particularly acute with the Fund's off-benchmark positions in smaller, foreign-based metals and mining companies, whose share prices declined and hurt relative results. Such holdings included Ivanhoe Australia, U.K.-based Xstrata and Hong Kong-based MMG. Although U.S.-based Freeport-McMoRan Copper & Gold's share price declined and hurt absolute returns, the Fund's underweighted position contributed to relative results. Our off-benchmark positions in steel and steel-related companies, particularly Cliffs Natural Resources, also weighed on relative performance. The share prices of metallurgical coal companies Walter Energy and Alpha Natural Resources declined because of lower demand from the steel industry, causing our overweighted positions to hurt relative results. Both companies' stocks had already declined significantly prior to 2012 and appeared to partially discount further deterioration in the companies' operating fundamentals. However, weak global economic conditions and investor risk aversion led to further stock price declines during the period.

Natural resources-related stocks struggled in the prevailing environment of global economic uncertainty. Most commodity markets did not appear oversupplied at period-end, but in a slow-growth environment, even small supply increases can have an outsized negative price effect, and investors appeared acutely concerned that further economic deceleration could lead to a commodity price collapse. Although this scenario cannot be completely ruled out, we see many reasons why it is unlikely to occur. Economic growth, while more tepid than in the last decade, remained generally healthy and showed signs of potential acceleration. For example, the U.S. housing market continued to recover amid the country's historically low interest rate environment. Governments worldwide implemented measures to revive economic activity — the Fed indicated it would maintain its extraordinarily accommodative monetary policy, the Bank of Japan implemented its version of quantitative easing measures, and the European Central Bank recently lowered benchmark interest rates to historical lows. Although the economies of China and other large emerging market countries slowed, they generally continued to grow at healthy rates that are consistent with growing long-term commodities demand. Meanwhile, many companies in natural resources-related industries experiencing the weakest conditions are reducing their capital expenditures while focusing on bolstering returns and returning cash to shareholders. In this environment, we believe recent trends could be planting the seeds for potentially healthier returns over the longer term. Some markets could remain oversupplied for some time, however, and we are therefore focused on allocating Fund assets to industries we believe have the most robust long-term fundamental outlooks.

An unusual aspect of the past year's market environment was extreme variations in performance between industries, even within broad sectors such as energy and materials. This resulted from various factors, including investor risk aversion, as demonstrated by the outperformance of industries traditionally considered defensive and the deeply discounted valuations of companies facing greater operational uncertainty. In our view, investment horizons have shortened, with many investors focusing on near-term factors, such as dividends, share repurchases and current operating conditions, while becoming more skeptical about future growth opportunities. We have experienced such environments in the past, but the most extreme was nearly the exact opposite — an avoidance of dividend-paying stocks with a supreme focus on growth in the late 1990s. Although it is impossible to know how long such environments could persist, in our view they often present good buying opportunities. Consistent with our opportunistic strategy, we continue to seek stocks we consider to be more attractively valued within our investment universe while remaining cognizant of the risk inherent in a shifting, uncertain economic environment.

At period-end, we believe the Fund's portfolio is well balanced between stable companies with moderate growth profiles and those we think could excel based on potentially stronger growth rates and greater upside potential. In our view, the shortening of investment horizons has created many opportunities to invest in high-quality companies with valuations we consider to be attractive, and we are actively seeking them out.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.



Frederick G. Fromm, CFA
Portfolio Manager
Franklin Natural Resources Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 4/30/13

Franklin Natural Resources Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price Information

Class A (Symbol: FRNRX)	Change	4/30/13	4/30/12
Net Asset Value (NAV)	-$2.78	$33.03	$35.81
Class C (Symbol: FNCRX)	**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)	-$2.94	$32.02	$34.96
Advisor Class (Symbol: FNRAX)	**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)	-$2.86	$35.31	$38.17

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-7.76%	-19.04%	+226.44%
Average Annual Total Return[2]		-13.06%	-5.26%	+11.89%
Value of $10,000 Investment[3]		$8,694	$7,631	$30,767
Avg. Ann. Total Return (3/31/13)[4]		-10.84%	-2.45%	+12.49%
Total Annual Operating Expenses[5]	1.03%			
Class C		**1-Year**	**5-Year**	**Inception (9/1/05)**
Cumulative Total Return[1]		-8.41%	-21.83%	+33.17%
Average Annual Total Return[2]		-9.32%	-4.81%	+3.81%
Value of $10,000 Investment[3]		$9,068	$7,817	$13,317
Avg. Ann. Total Return (3/31/13)[4]		-6.98%	-1.98%	+4.45%
Total Annual Operating Expenses[5]	1.73%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		-7.49%	-17.83%	+236.52%
Average Annual Total Return[2]		-7.49%	-3.85%	+12.90%
Value of $10,000 Investment[3]		$9,251	$8,217	$33,652
Avg. Ann. Total Return (3/31/13)[4]		-5.15%	-1.00%	+13.50%
Total Annual Operating Expenses[5]	0.73%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/03–4/30/13)



$50,000
$40,000
$30,000
$20,000
$10,000
$0
5/03
4/05
4/07
4/09
4/11
4/13
$34,715
$30,767
$21,356
Franklin Natural Resources Fund
S&P 500[5]
S&P North American Natural Resources Index[5]

Average Annual Total Return

Class A	4/30/13
1-Year	-13.06%
5-Year	-5.26%
10-Year	+11.89%

Class C (9/1/05–4/30/13)



$20,000
$15,000
$10,000
$5,000
9/05
4/07
4/09
4/11
4/13
$15,561
$15,391
$13,317
Franklin Natural Resources Fund
S&P 500[5]
S&P North American Natural Resources Index[5]

Average Annual Total Return

Class C	4/30/13
1-Year	-9.32%
5-Year	-4.81%
Since Inception (9/1/05)	+3.81%

Average Annual Total Return

Advisor Class	4/30/13
1-Year	-7.49%
5-Year	-3.85%
10-Year	+12.90%

Advisor Class (5/1/03–4/30/13)


$50,000
$40,000
$30,000
$20,000
$10,000
$0
5/03
4/05
4/07
4/09
4/11
4/13
$34,715
$33,652
$21,356
Franklin Natural Resources Fund
S&P 500[6]
S&P North American Natural Resources Index[6]

Endnotes

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. The Fund may also invest in foreign stocks, which involve exposure to currency volatility and political and economic uncertainty. The Fund's holdings in smaller companies involve special risks associated with smaller revenues and market share, and more limited product lines. The prices of such securities can be volatile, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P North American Natural Resources Index is a capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.

Your Fund's Expenses

Franklin Natural Resources Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,003.00	$5.26
Hypothetical (5% return before expenses)	$1,000	$1,019.54	$5.31
Class C			
Actual	$1,000	$1,000.00	$8.63
Hypothetical (5% return before expenses)	$1,000	$1,016.17	$8.70
Advisor Class			
Actual	$1,000	$1,017.00	$3.80
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.81

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.06%; C: 1.74%; and Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Financial Highlights

Franklin Biotechnology Discovery Fund

Class A	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 76.22	$77.78	$65.08	$49.73	$54.72
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.76)	(0.75)	(0.80)	(0.51)	(0.21)
Net realized and unrealized gains (losses)	30.56	9.02	13.50	15.86	(4.78)
Total from investment operations	29.80	8.27	12.70	15.35	(4.99)
Less distributions from:					
Net investment income	(0.07)	(0.52)	—	—	—
Net realized gains	—	(9.31)	—	—	—
Total distributions	(0.07)	(9.83)	—	—	—
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$105.95	$76.22	$77.78	$65.08	$49.73
Total return[e]	39.12%	13.18%	19.51%	30.87%	(9.12)%
Ratios to average net assets					
Expenses	1.20%	1.26%	1.31%[f]	1.32%[f]	1.32%[f]
Net investment income (loss)	(0.88)%	(1.03)%	(1.24)%	(0.87)%	(0.38)%
Supplemental data					
Net assets, end of year (000's)	$653,718	$434,678	$402,112	$346,127	$274,324
Portfolio turnover rate	33.64%	46.54%	235.14%	41.58%	45.57%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Biotechnology Discovery Fund

Advisor Class	Year Ended April 30, 2013	2012	2011	2010[a]
Per share operating performance				
(for a share outstanding throughout the year)				
Net asset value, beginning of year	$ 76.65	$78.15	$65.20	$57.01
Income from investment operations[b]:				
Net investment income (loss)[c]	(0.52)	(0.53)	(0.62)	(0.40)
Net realized and unrealized gains (losses)	30.80	9.05	13.57	8.59
Total from investment operations	30.28	8.52	12.95	8.19
Less distributions from:				
Net investment income	(0.07)	(0.71)	—	—
Net realized gains	—	(9.31)	—	—
Total distributions	(0.07)	(10.02)	—	—
Net asset value, end of year	$106.86	$76.65	$78.15	$65.20
Total return[d]	39.51%	13.51%	19.86%	14.37%
Ratios to average net assets[e]				
Expenses	0.91%	0.97%	1.02%[f]	1.05%[f]
Net investment income (loss)	(0.59)%	(0.74)%	(0.95)%	(0.60)%
Supplemental data				
Net assets, end of year (000's)	$25,744	$9,330	$5,009	$1,596
Portfolio turnover rate	33.64%	46.54%	235.14%	41.58%

[a]For the period September 1, 2009 (effective date) to April 30, 2010.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Strategic Series

Statement of Investments, April 30, 2013

Franklin Biotechnology Discovery Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 93.6%			
Biotechnology 76.1%			
[a,b] Ablynx NV, STRIP VVPR	Belgium	82,900	$ —
[a,c] Acadia Pharmaceuticals Inc.	United States	407,400	5,251,386
[a] Achillion Pharmaceuticals Inc.	United States	576,149	4,344,163
[a] Alexion Pharmaceuticals Inc.	United States	248,900	24,392,200
[a] Alkermes PLC	United States	207,100	6,339,331
[a] Alnylam Pharmaceuticals Inc.	United States	72,000	1,724,400
[a,c] Amarin Corp. PLC, ADR	United Kingdom	723,500	5,361,135
Amgen Inc.	United States	358,200	37,328,022
[a,c,d] Anthera Pharmaceuticals Inc.	United States	1,950,900	1,073,190
[a,c,e] AP Pharma Inc.	United States	16,588,800	6,038,323
[a,e] AP Pharma Inc., wts., 7/01/16	United States	11,143,769	1,025,227
[a] ARIAD Pharmaceuticals Inc.	United States	1,095,100	19,569,437
[a] Astex Pharmaceuticals	United States	776,800	5,344,384
[a] Biogen Idec Inc.	United States	202,361	44,302,894
[a] BioMarin Pharmaceutical Inc.	United States	257,756	16,908,794
[a] Biospecifics Technologies Corp.	United States	140,450	2,228,941
[a] Celgene Corp.	United States	495,200	58,468,264
[a] Celldex Therapeutics Inc.	United States	1,038,740	13,555,557
[a] ChemoCentryx Inc.	United States	257,608	3,202,067
[a] Chimerix Inc.	United States	78,100	1,556,533
[a,c] Clovis Oncology Inc.	United States	115,200	4,310,784
[a] Curis Inc.	United States	525,100	1,969,125
[a] Dynavax Technologies Corp.	United States	1,113,600	2,616,960
[a] Enanta Pharmaceuticals Inc.	United States	218,600	4,363,256
[a,c] Gentium SpA, ADR	Italy	197,533	1,621,746
[a] Gilead Sciences Inc.	United States	1,301,000	65,882,640
[a] Halozyme Therapeutics Inc.	United States	287,900	1,738,916
[a] Hyperion Therapeutics Inc.	United States	132,000	2,831,400
[a,c] Incyte Corp.	United States	479,700	10,625,355
[a] Infinity Pharmaceuticals Inc.	United States	81,400	3,507,526
[a] InterMune Inc.	United States	648,900	6,054,237
[a,c] Isis Pharmaceuticals Inc.	United States	154,900	3,468,211
KaloBios Pharmaceuticals Inc.	United States	153,800	922,800
[a,c] Keryx Biopharmaceuticals Inc.	United States	868,000	7,074,200
[a] Lexicon Pharmaceuticals Inc.	United States	1,521,400	3,012,372
[a] Lpath Inc., A	United States	276,700	1,377,966
[a] Medivation Inc.	United States	376,100	19,824,231
[a,c] MEI Pharma Inc.	United States	192,165	1,714,112
[a] Neurocrine Biosciences Inc.	United States	607,300	7,008,242
[a] NPS Pharmaceuticals Inc.	United States	299,500	4,022,285
[a] Onyx Pharmaceuticals Inc.	United States	172,600	16,362,480
[a] Orexigen Therapeutics Inc.	United States	697,100	4,238,368
[a,f] OvaScience Inc., 144A	United States	166,654	1,754,867
[a] Pharmacyclics Inc.	United States	170,900	13,928,350
[a] Progenics Pharmaceuticals Inc.	United States	478,401	2,200,645
[a] Puma Biotechnology Inc.	United States	144,555	4,651,780
[a] Regeneron Pharmaceuticals Inc.	United States	61,809	13,297,588

Franklin Biotechnology Discovery Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Biotechnology (continued)			
[a]Seattle Genetics Inc.	United States	158,800	$ 5,867,660
[a]Targacept Inc.	United States	508,486	2,344,120
[a]Threshold Pharmaceuticals Inc.	United States	546,400	2,633,648
[a]Threshold Pharmaceuticals Inc., wts., 3/16/16	United States	190,476	179,809
[a]United Therapeutics Corp.	United States	99,400	6,637,932
[a,c]Verastem Inc.	United States	98,200	964,324
[a]Vertex Pharmaceuticals Inc.	United States	394,300	30,290,126
			517,312,309
Health Care Equipment & Supplies 0.4%			
[a]Cerus Corp.	United States	545,000	2,899,400
Life Sciences Tools & Services 2.2%			
[a]Illumina Inc.	United States	226,800	14,671,692
Pharmaceuticals 14.9%			
Allergan Inc.	United States	99,200	11,264,160
[a]Jazz Pharmaceuticals PLC	United States	214,300	12,504,405
[a]Nektar Therapeutics	United States	564,900	6,123,516
[a]Nuvo Research Inc.	Canada	7,282,400	361,463
[a,g]Nuvo Research Inc., 144A	Canada	3,441,200	170,804
[a,c]Pacira Pharmaceuticals Inc.	United States	416,595	12,027,098
[c]Questcor Pharmaceuticals Inc.	United States	355,300	10,921,922
[a,c]Repros Therapeutics Inc.	United States	585,100	11,900,934
[a]Salix Pharmaceuticals Ltd.	United States	174,500	9,124,605
[a]SciClone Pharmaceuticals Inc.	United States	1,860,460	8,799,976
Shire PLC, ADR	United Kingdom	143,400	13,427,976
[a,c]TherapeuticsMD Inc.	United States	1,471,200	3,707,424
[a]Transcept Pharmaceuticals Inc.	United States	163,881	648,969
			100,983,252
Total Common Stocks and Other Equity Interests (Cost $419,731,777)			635,866,653
Preferred Stocks (Cost $5,065,937) 0.7%			
Biotechnology 0.7%			
[a,f]FibroGen Inc., pfd., E	United States	1,128,271	4,716,173
		Principal Amount*	
Convertible Bonds (Cost $1,480,677) 0.0%			
Biotechnology 0.0%			
[f,h]ConjuChem Biotechnologies Inc., cvt., sub. note, 144A, 8.00%, 12/31/10	Canada	1,500,000 CAD	—
Total Investments before Short Term Investments (Cost $426,278,391)			640,582,826

Franklin Biotechnology Discovery Fund	Country	Shares	Value
Short Term Investments 15.9%			
Money Market Funds (Cost $38,321,788) 5.6%			
[a,i] Institutional Fiduciary Trust Money Market Portfolio	United States	38,321,788	$ 38,321,788
[j] **Investments from Cash Collateral Received for Loaned Securities (Cost $69,624,575) 10.3%**			
Money Market Funds 10.3%			
[k] BNY Mellon Overnight Government Fund, 0.109%	United States	69,624,575	69,624,575
Total Investments (Cost $534,224,754) 110.2%			748,529,189
Other Assets, less Liabilities (10.2)%			(69,066,283)
Net Assets 100.0%			$679,462,906

See Abbreviations on page 55.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a] Non-income producing.

[b] Security has been deemed illiquid because it may not be able to be sold within seven days.

[c] A portion or all of the security is on loan at April 30, 2013. See Note 1(c).

[d] At April 30, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[e] See Note 9 regarding holdings of 5% voting securities.

[f] See Note 8 regarding restricted securities.

[g] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2013, the value of this security was $170,804, representing 0.03% of net assets.

[h] Defaulted Security.

[i] See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

[j] See Note 1(c) regarding securities on loan.

[k] The rate shown is the annualized seven-day yield at period end.

Financial Highlights

Franklin Natural Resources Fund

Class A	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$35.81	$44.75	$33.15	$22.55	$45.78
Income from investment operations[a]:					
Net investment income[b]	0.08	0.04	0.03	0.01	0.05
Net realized and unrealized gains (losses)	(2.86)	(8.72)	12.21	11.02	(21.78)
Total from investment operations	(2.78)	(8.68)	12.24	11.03	(21.73)
Less distributions from:					
Net investment income	—	(0.26)	(0.64)	(0.43)	—
Net realized gains	—	—	—	—	(1.50)
Total distributions	—	(0.26)	(0.64)	(0.43)	(1.50)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$33.03	$35.81	$44.75	$33.15	$22.55
Total return[e]	(7.76)%	(19.36)%	37.31%	49.04%	(46.81)%
Ratios to average net assets					
Expenses	1.08%	1.03%	1.00%	1.04%[f]	1.09%[f]
Net investment income	0.26%	0.11%	0.07%	0.02%	0.18%
Supplemental data					
Net assets, end of year (000's)	$628,722	$827,693	$1,153,098	$673,662	$393,713
Portfolio turnover rate	20.40%	26.75%	23.60%	31.18%	46.97%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Natural Resources Fund

Class C	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$34.96	$43.87	$32.57	$22.15	$45.35
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.14)	(0.22)	(0.23)	(0.20)	(0.16)
Net realized and unrealized gains (losses)	(2.80)	(8.53)	11.98	10.81	(21.54)
Total from investment operations	(2.94)	(8.75)	11.75	10.61	(21.70)
Less distributions from:					
Net investment income	—	(0.16)	(0.45)	(0.19)	—
Net realized gains	—	—	—	—	(1.50)
Total distributions	—	(0.16)	(0.45)	(0.19)	(1.50)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$32.02	$34.96	$43.87	$32.57	$22.15
Total return[e]	(8.41)%	(19.91)%	36.30%	48.00%	(47.19)%
Ratios to average net assets					
Expenses	1.77%	1.73%	1.70%	1.74%[f]	1.82%[f]
Net investment income (loss)	(0.43)%	(0.59)%	(0.63)%	(0.68)%	(0.55)%
Supplemental data					
Net assets, end of year (000's)	$130,424	$176,036	$241,746	$123,939	$61,360
Portfolio turnover rate	20.40%	26.75%	23.60%	31.18%	46.97%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin Natural Resources Fund

Advisor Class	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$38.17	$47.58	$35.19	$23.94	$48.27
Income from investment operations[a]:					
Net investment income[b]	0.21	0.16	0.14	0.10	0.14
Net realized and unrealized gains (losses)	(3.07)	(9.27)	12.98	11.71	(22.97)
Total from investment operations	(2.86)	(9.11)	13.12	11.81	(22.83)
Less distributions from:					
Net investment income	—	(0.30)	(0.73)	(0.56)	—
Net realized gains	—	—	—	—	(1.50)
Total distributions	—	(0.30)	(0.73)	(0.56)	(1.50)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$35.31	$38.17	$47.58	$35.19	$23.94
Total return	(7.49)%	(19.10)%	37.70%	49.48%	(46.66)%
Ratios to average net assets					
Expenses	0.78%	0.73%	0.70%	0.74%[e]	0.82%[e]
Net investment income	0.56%	0.41%	0.37%	0.32%	0.45%
Supplemental data					
Net assets, end of year (000's)	$117,087	$235,810	$243,180	$106,773	$52,402
Portfolio turnover rate	20.40%	26.75%	23.60%	31.18%	46.97%

[a] The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b] Based on average daily shares outstanding.

[c] Effective September 1, 2008, the redemption fee was eliminated.

[d] Amount rounds to less than $0.01 per share.

[e] Benefit of expense reduction rounds to less than 0.01%.

Franklin Natural Resources Fund	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests 93.3%			
Agricultural Products 0.4%			
Bunge Ltd.	United States	50,000	$ 3,610,500
Coal & Consumable Fuels 2.7%			
[a]Alpha Natural Resources Inc.	United States	777,000	5,765,340
[a,b]Energy Coal Resources, 144A	United States	199,375	—
Peabody Energy Corp.	United States	659,250	13,224,555
[a]Uranium One Inc.	Canada	1,543,000	4,288,877
			23,278,772
Commodity Chemicals 0.7%			
LyondellBasell Industries NV, A	United States	107,000	6,494,900
Construction & Engineering 0.2%			
Boart Longyear Ltd.	Australia	1,527,715	1,512,950
Diversified Metals & Mining 10.4%			
BHP Billiton PLC, ADR	United Kingdom	262,000	14,810,860
Freeport-McMoRan Copper & Gold Inc., B	United States	484,000	14,728,120
Iluka Resources Ltd.	Australia	215,000	1,995,447
[a]Imperial Metals Corp.	Canada	383,000	4,741,162
[a]Ivanhoe Australia Ltd.	Australia	4,106,290	766,480
[a]MMG Ltd.	China	10,856,000	3,245,566
[a]Molycorp Inc.	United States	933,000	5,448,720
[a]Nautilus Minerals Inc.	Canada	746,000	177,734
[a,c]Nautilus Minerals Inc., 144A	Canada	433,000	103,162
[a]Nautilus Minerals Inc., rts., 5/31/13	Canada	746,000	14,811
[a,c]Nautilus Minerals Inc., rts., 144A, 5/31/13	Canada	433,000	8,597
PanAust Ltd.	Australia	1,382,687	3,326,523
Rio Tinto PLC, ADR	United Kingdom	217,000	9,995,020
[a]Sandfire Resources NL	Australia	557,667	3,244,267
Teck Resources Ltd., B	Canada	390,000	10,362,300
[a]Turquoise Hill Resources Ltd.	Canada	451,100	3,171,233
Walter Energy Inc.	United States	226,250	4,054,400
Xstrata PLC	United Kingdom	714,000	10,697,880
			90,892,282
Fertilizers & Agricultural Chemicals 0.5%			
Potash Corp. of Saskatchewan Inc.	Canada	115,000	4,841,500
Gold 5.2%			
AngloGold Ashanti Ltd., ADR	South Africa	218,000	4,251,000
[a]B2Gold Corp.	Canada	991,600	2,490,443
Barrick Gold Corp.	Canada	278,000	5,479,380
[a]G-Resources Group Ltd.	Hong Kong	31,232,900	1,469,055
[a,c]G-Resources Group Ltd., 144A	Hong Kong	14,340,000	674,489
Goldcorp Inc.	Canada	278,000	8,223,240
[a]Guyana Goldfields Inc.	Canada	106,700	190,659
Newcrest Mining Ltd.	Australia	300,000	5,229,591
[a]Osisko Mining Corp.	Canada	1,021,000	4,307,589
[a,c]Osisko Mining Corp., 144A	Canada	391,000	1,649,625

Franklin Natural Resources Fund	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Gold (continued)			
Randgold Resources Ltd., ADR	United Kingdom	90,500	$ 7,401,090
[a]Romarco Minerals Inc.	Canada	3,575,000	1,561,523
[a]Silver Lake Resources Ltd.	Australia	947,600	1,031,794
[a]St. Barbara Ltd.	Australia	2,328,861	1,449,017
			45,408,495
Independent Power Producers & Energy Traders 0.1%			
[a]Alterra Power Corp.	Canada	2,609,800	867,904
Integrated Oil & Gas 13.5%			
BP PLC, ADR	United Kingdom	175,000	7,630,000
Chevron Corp.	United States	194,000	23,669,940
Exxon Mobil Corp.	United States	264,000	23,493,360
Hess Corp.	United States	124,000	8,950,320
Occidental Petroleum Corp.	United States	355,000	31,687,300
Petroleo Brasileiro SA, ADR	Brazil	407,000	7,794,050
Total SA, B, ADR	France	291,700	14,655,008
			117,879,978
Oil & Gas Drilling 3.5%			
Ensco PLC, A	United States	240,519	13,873,136
Noble Corp.	United States	140,000	5,250,000
[a]Pioneer Energy Services Corp.	United States	697,000	4,913,850
[a]Rowan Cos. PLC	United States	215,000	6,993,950
			31,030,936
Oil & Gas Equipment & Services 23.2%			
Baker Hughes Inc.	United States	156,100	7,085,379
[a]C&J Energy Services Inc.	United States	280,000	5,541,200
[a]Cameron International Corp.	United States	225,000	13,848,750
[a]Dresser-Rand Group Inc.	United States	117,000	6,506,370
[a]Dril-Quip Inc.	United States	80,900	6,772,139
[a]FMC Technologies Inc.	United States	255,000	13,846,500
[a]Forum Energy Technologies Inc.	United States	153,700	4,274,397
Halliburton Co.	United States	662,000	28,313,740
[a]Hornbeck Offshore Services Inc.	United States	156,000	7,007,520
[a]Key Energy Services Inc.	United States	1,478,000	8,779,320
National Oilwell Varco Inc.	United States	225,000	14,674,500
Oceaneering International Inc.	United States	103,000	7,227,510
[a]Oil States International Inc.	United States	99,000	8,846,640
[a]PHI Inc., non-voting	United States	126,000	3,499,020
[a]RigNet Inc.	United States	172,800	4,181,760
Schlumberger Ltd.	United States	478,804	35,637,382
[a]Superior Energy Services Inc.	United States	497,000	13,712,230
Tidewater Inc.	United States	98,500	5,166,325
[a]Weatherford International Ltd.	United States	682,000	8,722,780
			203,643,462

Statement of Investments, April 30, 2013 *(continued)*

Franklin Natural Resources Fund	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Oil & Gas Exploration & Production 29.3%			
Anadarko Petroleum Corp.	United States	411,000	$ 34,836,360
Apache Corp.	United States	178,000	13,150,640
Cabot Oil & Gas Corp., A	United States	187,000	12,725,350
Canadian Natural Resources Ltd.	Canada	354,300	10,393,175
[a]Chariot Oil & Gas Ltd.	United Kingdom	1,735,000	545,785
Cimarex Energy Co.	United States	82,000	6,000,760
[a]Cobalt International Energy Inc.	United States	400,000	11,176,000
[a]Concho Resources Inc.	United States	48,600	4,185,918
Devon Energy Corp.	United States	408,000	22,464,480
EnCana Corp.	Canada	640,000	11,808,000
[a]Gran Tierra Energy Inc.	Canada	1,190,000	6,580,700
[a]HRT Participacoes em Petroleo SA	Brazil	361,000	799,216
[a]Kodiak Oil & Gas Corp.	Canada	419,000	3,280,770
[a]Kosmos Energy Ltd.	United States	497,370	5,466,096
Marathon Oil Corp.	United States	283,000	9,245,610
[a]MEG Energy Corp.	Canada	187,600	5,367,183
Noble Energy Inc.	United States	147,600	16,721,604
Pacific Rubiales Energy Corp.	Colombia	117,976	2,494,554
[a]PDC Energy Inc.	United States	135,600	5,871,480
[a]Platino Energy Corp.	Canada	334,400	471,383
QEP Resources Inc.	United States	218,000	6,258,780
[a]Rex Energy Corp.	United States	370,000	5,945,900
SM Energy Co.	United States	190,000	11,590,000
[a]Southwestern Energy Co.	United States	580,000	21,703,600
[a]Triangle Petroleum Corp.	United States	1,392,000	7,642,080
Tullow Oil PLC	United Kingdom	499,100	7,757,145
[a]Whiting Petroleum Corp.	United States	278,289	12,383,861
			256,866,430
Oil & Gas Refining & Marketing 1.5%			
Phillips 66	United States	142,500	8,685,375
Valero Energy Corp.	United States	111,000	4,475,520
			13,160,895
Precious Metals & Minerals 0.8%			
[a]MAG Silver Corp.	Canada	183,300	1,399,292
[a]North American Palladium Ltd.	Canada	1,044,900	1,441,962
[a]Tahoe Resources Inc.	Canada	50,000	868,616
[a,c]Tahoe Resources Inc., 144A	Canada	206,000	3,578,696
			7,288,566
Specialty Chemicals 0.7%			
Celanese Corp., A	United States	117,300	5,795,793
Steel 0.6%			
[d]Cliffs Natural Resources Inc.	United States	238,000	5,078,920
Total Common Stocks and Other Equity Interests (Cost $698,533,876)			817,652,283

Franklin Natural Resources Fund	Country	Shares/Rights	Value
Convertible Preferred Stocks 1.1%			
Oil & Gas Exploration & Production 1.1%			
[c]Sanchez Energy Corp., 4.875%, cvt. pfd., 144A	United States	140,000	$ 6,925,730
[c]Sanchez Energy Corp., 6.50%, cvt. pfd., B, 144A	United States	60,000	2,956,200
Total Convertible Preferred Stocks (Cost $10,000,000)			9,881,930
Preferred Stocks (Cost $2,376,164) 0.0%			
Coal & Consumable Fuels 0.0%			
[a,b]Energy Coal Resources, 144A, pfd.	United States	29,847	—
		Principal Amount	
Convertible Bonds (Cost $4,453,000) 0.4%			
Diversified Metals & Mining 0.4%			
Molycorp Inc., senior note, cvt., 6.00%, 9/01/17	United States	$4,453,000	3,259,039
Total Investments before Short Term Investments (Cost $715,363,040)			830,793,252
		Shares	
Short Term Investments 5.2%			
Money Market Funds (Cost $40,866,069) 4.7%			
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	40,866,069	40,866,069
[f]**Investments from Cash Collateral Received for Loaned Securities (Cost $4,859,000) 0.5%**			
Money Market Funds 0.5%			
[g]BNY Mellon Overnight Government Fund, 0.109%	United States	4,859,000	4,859,000
Total Investments (Cost $761,088,109) 100.0%			876,518,321
Other Assets, less Liabilities (0.0)%[†]			(285,160)
Net Assets 100.0%			$876,233,161

See Abbreviations on page 55.

[†]Rounds to less than 0.1% of net assets.

[a]Non-income producing.

[b]See Note 8 regarding restricted securities.

[c]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2013, the aggregate value of these securities was $15,896,499, representing 1.81% of net assets.

[d]A portion or all of the security is on loan at April 30, 2013. See Note 1(c).

[e]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

[f]See Note 1(c) regarding securities on loan.

[g]The rate shown is the annualized seven-day yield at period end.

Financial Statements

Statements of Assets and Liabilities

April 30, 2013

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$492,186,140	$720,222,040
Cost - Non-controlled affiliated issuers (Note 9)	3,716,826	—
Cost - Sweep Money Fund (Note 7)	38,321,788	40,866,069
Total cost of investments	$534,224,754	$761,088,109
Value - Unaffiliated issuers	$703,143,851	$835,652,252
Value - Non-controlled affiliated issuers (Note 9)	7,063,550	—
Value - Sweep Money Fund (Note 7)	38,321,788	40,866,069
Total value of investments*	748,529,189	876,518,321
Receivables:		
Investment securities sold	—	6,293,240
Capital shares sold	3,672,131	1,584,899
Dividends and interest	108,165	596,024
Other assets	174	700
Total assets	752,309,659	884,993,184
Liabilities:		
Payables:		
Investment securities purchased	813,303	—
Capital shares redeemed	1,634,784	2,856,058
Affiliates	545,025	702,531
Funds advanced by custodian	40,928	—
Payable upon return of securities loaned	69,624,575	4,859,000
Accrued expenses and other liabilities	188,138	342,434
Total liabilities	72,846,753	8,760,023
Net assets, at value	$679,462,906	$876,233,161
Net assets consist of:		
Paid-in capital	$471,539,550	$826,016,042
Distributions in excess of net investment income	(2,017,147)	(9,242,141)
Net unrealized appreciation (depreciation)	214,304,435	115,430,881
Accumulated net realized gain (loss)	(4,363,932)	(55,971,621)
Net assets, at value	$679,462,906	$876,233,161
*Includes securities loaned	$ 67,251,437	$ 4,822,840

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

April 30, 2013

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Class A:		
Net assets, at value	$653,718,460	$628,722,355
Shares outstanding	6,170,018	19,034,444
Net asset value per share[a]	$105.95	$33.03
Maximum offering price per share (net asset value per share ÷ 94.25%)	$112.41	$35.05
Class C:		
Net assets, at value	—	$130,423,770
Shares outstanding	—	4,072,713
Net asset value and maximum offering price per share[a]	—	$32.02
Advisor Class:		
Net assets, at value	$ 25,744,446	$117,087,036
Shares outstanding	240,927	3,316,361
Net asset value and maximum offering price per share	$106.86	$35.31

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Statements of Operations

for the year ended April 30, 2013

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Investment income:		
Dividends	$ 795,721	$ 12,996,072
Interest	—	205,472
Income from securities loaned	831,515	36,544
Total investment income	1,627,236	13,238,088
Expenses:		
Management fees (Note 3a)	2,499,999	4,674,669
Administrative fees (Note 3b)	714,993	—
Distribution fees: (Note 3c)		
Class A	1,415,611	2,051,677
Class C	—	1,453,520
Transfer agent fees (Note 3e)		
Class A	1,080,433	1,781,204
Class C	—	377,374
Advisor Class	33,540	394,673
Special servicing agreement fees (Note 10)	—	69,396
Custodian fees (Note 4)	7,305	43,644
Reports to shareholders	96,596	218,291
Registration and filing fees	50,249	68,513
Professional fees	142,084	48,429
Trustees' fees and expenses	5,964	14,300
Other	14,279	30,506
Total expenses	6,061,053	11,226,196
Net investment income (loss)	(4,433,817)	2,011,892
Realized and unrealized gains (losses):		
Net realized gain (loss) from:		
Investments:		
Unaffiliated issuers	3,198,764	(16,072,702)
Non-controlled affiliated issuers	258,357	—
Foreign currency transactions	8,339	55,492
Net realized gain (loss)	3,465,460	(16,017,210)
Net change in unrealized appreciation (depreciation) on:		
Investments	177,139,592	(76,681,690)
Translation of other assets and liabilities denominated in foreign currencies	—	(1,453)
Net change in unrealized appreciation (depreciation)	177,139,592	(76,683,143)
Net realized and unrealized gain (loss)	180,605,052	(92,700,353)
Net increase (decrease) in net assets resulting from operations	$176,171,235	$(90,688,461)

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund	
	Year Ended April 30,		Year Ended April 30,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income (loss)	$ (4,433,817)	$ (4,012,951)	$ 2,011,892	$ 759,400
Net realized gain (loss) from investments and foreign currency transactions	3,465,460	(4,236,636)	(16,017,210)	17,078,508
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	177,139,592	57,015,342	(76,683,143)	(336,380,684)
Net increase (decrease) in net assets resulting from operations	176,171,235	48,765,755	(90,688,461)	(318,542,776)
Distributions to shareholders from:				
Net investment income:				
Class A	(387,235)	(2,574,458)	—	(6,089,787)
Class C	—	—	—	(823,620)
Advisor Class	(12,343)	(75,257)	—	(1,572,340)
Net realized gains:				
Class A	—	(46,445,437)	—	—
Advisor Class	—	(987,139)	—	—
Total distributions to shareholders	(399,578)	(50,082,291)	—	(8,485,747)
Capital share transactions: (Note 2)				
Class A	48,927,671	34,313,015	(133,616,540)	(97,793,332)
Class C	—	—	(30,691,809)	(16,678,136)
Advisor Class	10,756,033	3,890,168	(108,309,557)	43,015,995
Total capital share transactions	59,683,704	38,203,183	(272,617,906)	(71,455,473)
Net increase (decrease) in net assets	235,455,361	36,886,647	(363,306,367)	(398,483,996)
Net assets:				
Beginning of year	444,007,545	407,120,898	1,239,539,528	1,638,023,524
End of year	$679,462,906	$444,007,545	$ 876,233,161	$1,239,539,528
Distributions in excess of net investment income included in net assets, end of year	$ (2,017,147)	$ (436,331)	$ (9,242,141)	$ (16,700,597)

Franklin Strategic Series

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective May 1, 2013, the Franklin Biotechnology Discovery Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A & Advisor Class	Class A, Class C & Advisor Class
Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

The following summarizes the Funds' significant accounting policies.

a. Financial Instrument Valuation

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Funds' administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds' valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds' portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Funds' portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

1. Organization and Significant Accounting Policies *(continued)*

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

1. Organization and Significant Accounting Policies *(continued)*

d. Income and Deferred Taxes *(continued)*

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Notes to Financial Statements *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended April 30, 2013				
Shares sold	2,920,895	$ 258,879,692	3,751,622	$ 122,605,579
Shares issued in reinvestment of distributions	4,248	360,364	—	—
Shares redeemed	(2,457,896)	(210,312,385)	(7,827,491)	(256,222,119)
Net increase (decrease)	467,247	$ 48,927,671	(4,075,869)	$(133,616,540)
Year ended April 30, 2012				
Shares sold	1,663,413	$ 121,399,936	6,695,798	$ 253,646,629
Shares issued in reinvestment of distributions	716,369	45,374,819	176,180	5,824,506
Shares redeemed	(1,846,761)	(132,461,740)	(9,532,091)	(357,264,467)
Net increase (decrease)	533,021	$ 34,313,015	(2,660,113)	$ (97,793,332)

2. Shares of Beneficial Interest *(continued)*

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Year ended April 30, 2013				
Shares sold			619,977	$ 19,772,196
Shares redeemed			(1,582,017)	(50,464,005)
Net increase (decrease)			(962,040)	$ (30,691,809)
Year ended April 30, 2012				
Shares sold			1,242,615	$ 46,255,660
Shares issued in reinvestment of distributions			24,218	783,437
Shares redeemed			(1,742,378)	(63,717,233)
Net increase (decrease)			(475,545)	$ (16,678,136)
Advisor Class Shares:				
Year ended April 30, 2013				
Shares sold	149,576	$ 13,375,042	1,454,171	$ 50,960,731
Shares issued in reinvestment of distributions	111	9,479	—	—
Shares redeemed	(30,479)	(2,628,488)	(4,315,230)	(159,270,288)
Net increase (decrease)	119,208	$ 10,756,033	(2,861,059)	$(108,309,557)
Year ended April 30, 2012				
Shares sold	74,251	$ 5,188,078	2,989,554	$ 118,050,042
Shares issued in reinvestment of distributions	12,374	787,335	41,534	1,461,580
Shares redeemed	(28,998)	(2,085,245)	(1,964,281)	(76,495,627)
Net increase (decrease)	57,627	$ 3,890,168	1,066,807	$ 43,015,995

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund's average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

FT Services, under terms of an agreement, provides administrative services to the Franklin Natural Resources Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Franklin Natural Resources Fund's Class C compensation distribution plan, the fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the fund's shares up to the maximum annual plan rate.

3. Transactions with Affiliates *(continued)*

c. Distribution Fees *(continued)*

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Reimbursement Plans:		
Class A	0.35%	0.35%
Compensation Plan:		
Class C	—	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$408,830	$268,438
CDSC retained	$ 1,735	$ 41,184

e. Transfer Agent Fees

Each class of shares, except for the R6 share class, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets of each class. The R6 share class pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Transfer agent fees	$580,929	$1,273,990

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2013, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2013, the capital loss carryforwards were as follows:

	Franklin Natural Resources Fund
Capital loss carryforwards subject to expiration:	
2018	$20,161,920
Capital loss carryforwards not subject to expiration:	
Short term	4,287,147
Long term	12,272,356
Total capital loss carryforwards	$36,721,423

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2013, the Franklin Biotechnology Discovery Fund deferred late-year ordinary losses of $2,017,147.

The tax character of distributions paid during the years ended April 30, 2013 and 2012, was as follows:

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund	
	2013	2012	2013	2012
Distributions paid from:				
Ordinary income	$399,578	$ 2,784,984	$ —	$8,485,747
Long term capital gain	—	47,297,307	—	—
	$399,578	$50,082,291	$ —	$8,485,747

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

At April 30, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Cost of investments	$538,588,686	$ 791,101,313
Unrealized appreciation	$237,719,475	$ 220,393,965
Unrealized depreciation	(27,778,972)	(134,976,957)
Net unrealized appreciation (depreciation)	$209,940,503	$ 85,417,008
Distributable earnings – undistributed ordinary income	$ —	$ 1,520,869

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2013, were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Purchases	$201,371,834	$197,042,687
Sales	$163,260,995	$487,477,501

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Restricted Securities

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price

8. Restricted Securities *(continued)*

may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2013, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount*/ Shares	Issuer	Acquisition Dates	Cost	Value
Franklin Biotechnology Discovery Fund				
1,500,000 CAD	ConjuChem Biotechnologies Inc., cvt., sub. note, 144A, 8.00%, 12/31/10	12/12/07	$1,480,677	$ —
1,128,271	FibroGen Inc., pfd., E	5/19/00	5,065,937	4,716,173
166,654	OvaScience Inc., 144A	3/12/13	1,499,886	1,754,867
	Total Restricted Securities (0.95% of Net Assets)		$8,046,500	$6,471,040
Franklin Natural Resources Fund				
199,375	Energy Coal Resources, 144A	11/16/05 - 5/05/06	$ 741,939	$ —
29,847	Energy Coal Resources, 144A, pfd	3/17/09	2,376,164	—
	Total Restricted Securities (Value is 0.00% of Net Assets)		$3,118,103	$ —

*In U.S. dollars unless otherwise indicated.

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Biotechnology Discovery Fund for the year ended April 30, 2013, were as shown below.

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Franklin Biotechnology Discovery Fund							
Non-Controlled Affiliates							
AP Pharma Inc.	10,893,203	6,104,497	408,900	16,588,800	$6,038,323	$ —	$258,357
AP Pharma Inc., wts., 7/01/16	10,903,203	240,566	—	11,143,769	1,025,227	—	—
Total Affiliated Securities (1.04% of Net Assets)					$7,063,550	$ —	$258,357

10. Special Servicing Agreement

The Franklin Natural Resources Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and

10. Special Servicing Agreement *(continued)*

the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services. For the year ended April 30, 2013, the fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statements of Operations. At April 30, 2013, the fund was no longer held by any of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

11. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended April 30, 2013, the Funds did not use the Global Credit Facility.

12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of financial instruments)

12. Fair Value Measurements

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2013, in valuing the Funds' assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Biotechnology Discovery Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Biotechnology	$514,352,406	$ 1,205,036	$6,471,040[b]	$522,028,482
Other Equity Investments[c]	118,554,344	—	—	118,554,344
Convertible Bonds	—	—	—[b]	—
Short Term Investments	38,321,788	69,624,575	—	107,946,363
Total Investments in Securities	$671,228,538	$70,829,611	$6,471,040	$748,529,189
Franklin Natural Resources Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Oil & Gas Exploration & Production	$256,866,430	$ 9,881,930	$ —	$266,748,360
Other Equity Investments[c]	560,785,853	—	—[b]	560,785,853
Convertible Bonds	—	3,259,039	—	3,259,039
Short Term Investments	40,866,069	4,859,000	—	45,725,069
Total Investments in Securities	$858,518,352	$17,999,969	$ —[b]	$876,518,321

[a]Includes common, preferred and convertible preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value at April 30, 2013.
[c]For detailed categories, see the accompanying Statement of Investments.

12. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. At April 30, 2013, the reconciliation of assets, is as follows:

	Balance at Beginning of Year	Purchases (Sales)	Transfers into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Franklin Biotechnology Discovery Fund								
Assets								
Investments in Securities:								
Equity Investments:[a]								
Biotechnology	$4,625,911[b]	$1,499,886	$ —	$ —	$ —	$345,243	$6,471,040[b]	$345,243

[a]Includes common and preferred stocks as well as other equity investments.

[b]Includes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2013, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/Range	Impact to Fair Value if Input Increases[a]
Assets:					
Investments in Securities:					
Equity Investments					
Biotechnology	$6,471,040	Discounted Cash Flow Model	Free cash flow	$0 - 950 (mil)	Increase[b]
			Cost of equity capital	14%	Decrease[b]
			Discount for lack of marketability	35%	Decrease[c]
		Market Comparables	Discount for lack of marketability	10%	Decrease[c]

[a]Represents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

[b]Represents a significant impact to fair value and net assets.

[c]Represents a significant impact to fair value but not net assets.

13. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on their financial statements.

14. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency

CAD - Canadian Dollar

Selected Portfolio

ADR - American Depositary Receipt

Franklin Strategic Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 19, 2012

Franklin Strategic Series

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Franklin Biotechnology Discovery Fund hereby reports 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2013.

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2013:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
$795,721	$12,197,022

Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Franklin Strategic Series

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	135	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	109	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	145	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	109	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	135	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.				
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	50	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.				

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 47 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 23 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Board Review of Investment Management Agreement *(continued)*

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each such individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2013, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board's view of such performance.

Board Review of Investment Management Agreement *(continued)*

Franklin Biotechnology Discovery Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report showed the Fund's total return for the one-year period to be in the second-highest performing quintile of its performance universe, and on an annualized basis to also be in the second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund's investment performance as set forth in the Lipper report.

Franklin Natural Resources Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional global natural resources funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return for the one-year period to be in the second-lowest performing quintile of its performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe for each of the previous three- and five-year periods, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board discussed with management reasons for the Fund's underperformance for the one-year period, but found the Fund's overall performance as set forth in the Lipper report to be acceptable, noting its annualized return for the 10-year period as shown in such report exceeded 13 percent.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratio for each of Franklin Natural Resources Fund and Franklin Biotechnology Discovery Fund to be in the least expensive quintile of its respective Lipper expense group. The Board was satisfied with the contractual management fee rate and total expense ratio of each of these Funds in comparison to its respective expense group as shown in the Lipper reports.

Board Review of Investment Management Agreement *(continued)*

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for all of the Funds contains breakpoints that continued to asset levels that

Board Review of Investment Management Agreement *(continued)*

exceeded their asset sizes at December 31, 2012. In view of such fee structure and the favorable expense comparisons of each of the Funds within its respective expense group, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

VALUE | BLEND | GROWTH | **SECTOR** | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Strategic Series

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 A 06/13

APRIL 30, 2013

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Strategic Series



Sign up for electronic delivery at **franklintempleton.com/edelivery**

FIXED INCOME

FRANKLIN STRATEGIC INCOME FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin Strategic Income Fund

Your Fund's Goals and Main Investments: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation strategy and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest in all varieties of fixed and floating rate income securities, including bonds, corporate loans (and loan participations), mortgage securities and other asset-backed securities, and convertible securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

We are pleased to bring you Franklin Strategic Income Fund's annual report for the fiscal year ended April 30, 2013.

Performance Overview

Franklin Strategic Income Fund – Class A delivered a +9.70% cumulative total return for the 12 months under review. In comparison, the Barclays U.S. Aggregate Index, which represents the U.S. investment-grade fixed rate taxable bond market, posted a +3.68% total return.[1] The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, produced a +9.16% total return.[2] You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

Economic and Market Overview

U.S. economic data remained mixed during the 12 months under review. The nation's gross domestic product growth rate varied each quarter but overall expanded modestly. Large declines in federal and local government spending,

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the 12-month period ended 4/30/13, this category consisted of 237 funds. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 20.

business disruptions caused by Hurricane Sandy and the continuing effects of the Midwest drought on farm production initially offset the benefit of solid consumer spending. However, generally positive construction, housing, manufacturing, energy pricing and labor market trends suggested the U.S. economic recovery remained largely intact. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts that took effect in 2013 contributed to fluctuations in consumer and business confidence.

The Federal Reserve Board (Fed) acknowledged the need for further policy accommodation and continued a third round of quantitative easing (QE3). QE3 consists of additional $40 billion monthly purchases of mortgage-backed securities (MBS) scheduled to continue until the labor market improves. The Fed also bought long-term Treasuries and sold short-term Treasuries in an effort to put downward pressure on long-term interest rates. In December, the Fed announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. In 2013, QE3 monthly purchases expanded to $85 billion in MBS and long-term Treasuries. Although inflation rose slightly during the reporting period, the Fed noted little evidence of wage pressures. Economists, business leaders and market watchers were concerned about the U.S. "fiscal cliff," which meant that unless Congress acted, automatic income tax increases and federal budget cuts would take effect in 2013. They feared these events could cause another U.S. recession. Lawmakers reached a late compromise on January 1, 2013, that maintained some tax cuts for most Americans but increased rates on the wealthiest. Congress, however, was unable to resolve differences related to a series of automatic federal spending cuts known as the "sequester." The cuts will reduce funding for domestic and defense programs by $85 billion in the current U.S. fiscal year.

The 10-year U.S. Treasury note yield declined to 1.70% at year-end from 1.95% on April 30, 2012, largely because of ongoing investor concerns about the fiscal cliff, eurozone uncertainty and mixed economic data. During the 12 months under review, investors sought higher bond returns and were willing to assume some additional risk.

The global economic recovery was mixed during the year under review. Emerging markets continued to lead the recovery as several emerging economies returned to or exceeded their pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries. As fears subsided surrounding the issues of Europe's sovereign debt, the possibility of another U.S recession and China's potential "hard landing," financial markets generally rallied. Improving sentiment, relatively strong fundamentals and central banks' continued provision of liquidity across the globe supported risk assets, leading global equity markets to perform well and bond prices to generally increase.

Dividend Distributions*
5/1/12–4/30/13

	Dividend per Share (cents)			
Month	**Class A**	**Class C**	**Class R**	**Advisor Class**
May	4.40	4.05	4.18	4.62
June	4.16	3.82	3.95	4.37
July	4.65	4.30	4.43	4.87
August	4.65	4.29	4.43	4.87
September	5.14	4.79	4.92	5.36
October **	—	—	—	—
November**	4.89	4.53	4.66	5.12
November***	7.02	6.67	6.80	7.24
December***	7.13	6.77	6.90	7.36
January	3.74	3.38	3.51	3.97
February	3.79	3.47	3.58	4.00
March	3.81	3.45	3.58	4.04
April	3.61	3.26	3.39	3.83
Total	**56.99**	**52.78**	**54.33**	**59.65**

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**No distributions were paid in October. The Fund paid two distributions in November 2012. The distribution scheduled to be paid on October 31, 2012, was paid in November 2012 because of the market's closure following Hurricane Sandy.

***Distributions are higher than in other months primarily because of the inclusion of net foreign currency gains to meet excise tax requirements.

Policymakers in the largest developed economies continued their already unprecedented efforts to supply liquidity. Monetary policy actions elsewhere in the world were mixed, and some policymakers were less willing to reverse previous tightening efforts in response to the external environment.

Investment Strategy

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors that may include high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. and foreign government and agency securities, mortgage- and other asset-backed securities, corporate loans, convertible securities and preferred stocks, and municipal securities. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager's Discussion

Although economic and political headlines affected financial markets during the 12-month period, more supportive overall global economic conditions and the easing of heightened risk sensitivity broadly supported financial markets. Weaker economic data during the second quarter of 2012, along with renewed eurozone concerns, pressured financial markets in the spring of 2012. In addition, uncertainty surrounding the U.S. presidential election and subsequent budgetary negotiations weighed on markets during the fourth quarter of 2012. However, underlying optimism rose during the period, stemming from a combination of further monetary easing from U.S., eurozone and Japanese central banks, and some stabilization of global economic indicators. Although U.S. Treasury rates fluctuated during the period, the 10-year Treasury yield declined by period-end. Stock markets delivered healthy returns, and the Standard & Poor's 500® Index rose 16.89% during this same period.[3] Given only modestly lower interest rates combined with strong stock market performance, many fixed income market "spread" sectors outperformed the U.S. Treasury market. Similarly, a rebound in select foreign currencies compared to the U.S. dollar drove certain international fixed income currency markets to positive performance, with the noticeable exception of the Japanese yen, which experienced a significant depreciation versus the U.S. dollar.

The Fund's overweighted exposure to non-investment grade corporate credit sectors positively affected performance compared to the Barclays U.S. Aggregate Index. Compared to the Lipper Multi-Sector Income peer average, the Fund's larger exposure to certain non-U.S. dollar holdings boosted relative performance.

In the corporate credit markets, default rates remained below longer term averages and balance sheets remained broadly supportive. Despite increasing shareholder-friendly activities such as stock buybacks, dividend increases, and mergers and acquisitions, companies generally appeared to focus on maintaining liquidity. Similarly, although the proportion of new issue proceeds allocated toward refinancing began to decline, overall refinancing of existing debt, typically at lower cost, continued to be the primary use of these proceeds. Although profit margins and earnings growth slowed during the period, many companies' ability to maintain cost discipline amid relatively muted top-line revenue growth allowed profit margins to remain at historically high levels. Overall, the corporate spread sectors provided healthy returns during the period. Given their higher nominal yields, high yield corporate bonds delivered the largest total return, followed by leveraged corporate loans and investment-grade corporate bonds. Corporate credit exposure represented the Fund's largest sector holding. Within the corporate sector, the Fund pared its high yield corporate

3. Source: © 2013 Morningstar. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC.

Portfolio Breakdown
Based on Total Net Assets

	4/30/13	4/30/12
High Yield Corporate Bonds & Preferred Securities	26.7%	30.1%
International Government & Agency Bonds (Non-$US)	23.4%	25.8%
Floating Rate Loans	17.0%	17.0%
Investment Grade Corporate Bonds	8.3%	6.7%
Mortgage-Backed Securities	6.1%	4.0%
Commercial Mortgage-Backed Securities	2.8%	2.1%
U.S. Treasury Securities	2.0%	2.2%
Municipal Bonds	1.8%	3.3%
International Government & Agency Bonds ($US)	1.6%	2.2%
Asset-Backed Securities	0.8%	0.8%
Equities	0.4%	0.5%
Short-Term Investments & Other Net Assets	9.1%	5.3%

bond holdings while raising its weighting in loans (including a loan credit derivatives instrument) and investment-grade corporate bonds. However, at period-end high yield corporate bonds still remained the Fund's largest corporate credit exposure.

Outside the U.S., various currencies' strengths relative to the U.S. dollar supported the performance of certain non-U.S. dollar sovereign positions. The Mexican peso rallied based on the expectation of stronger Mexican growth. Some European positions, such as in Swedish and Polish government bonds, also provided positive returns as those countries' currencies outperformed the euro, which the Fund had sold short versus those currencies through the use of currency forwards. One currency that underperformed relative to the U.S. dollar was the Japanese yen, as Japan embarked on a massive quantitative easing plan. As the Fund had net negative exposure in the yen through the use of currency forwards, our position contributed to returns over the past year. Some currencies the Fund was exposed to underperformed during the review period, including the Indian rupee and the Indonesian rupiah. However, the Fund held relatively small weightings in those currencies. Of note, the Fund maintained a relatively short maturity profile for many of its global bond positions.

In the U.S. dollar-denominated hard currency emerging market sector, valuations remained at the tighter end of their historical range. Although we remained comfortable with the fundamental outlook for many developing markets, we chose to participate in several of these markets through local-currency denominated securities, rather than through their U.S. dollar-denominated hard currency sovereign bonds. Consequently, we held a small weighting in hard currency emerging market sovereign bonds at period-end.

With relatively flat longer term U.S. interest rates, the more rate-sensitive U.S. fixed income sectors such as Treasuries, agencies and MBS generally delivered positive returns, although lagging the fixed income market spread sectors. The Fund maintained a smaller exposure to rate-sensitive sectors, considering historically low U.S. rates, preferring the higher income opportunities of corporate, global and securitized markets. Within the U.S. rate sectors, the Fund continued to favor agency MBS, given their somewhat higher current yields and considering the Fed's continued buying of agency MBS through quantitative easing programs. The Fund added to its agency MBS holdings and also marginally increased its commercial MBS exposure during the period.

The Fund continued to reduce exposure to certain longer maturity municipal bonds, while gaining diversified floating rate exposure to municipal issuers through a derivatives index instrument.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.





Christopher J. Molumphy, CFA





Eric G. Takaha, CFA

Portfolio Management Team
Franklin Strategic Income Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 4/30/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FRSTX)		Change	4/30/13	4/30/12
Net Asset Value (NAV)		+$0.38	$10.86	$10.48
Distributions (5/1/12–4/30/13)				
Dividend Income	$0.5699			
Short-Term Capital Gain	$0.0085			
Long-Term Capital Gain	$0.0281			
Total	**$0.6065**			
Class C (Symbol: FSGCX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$0.37	$10.85	$10.48
Distributions (5/1/12–4/30/13)				
Dividend Income	$0.5278			
Short-Term Capital Gain	$0.0085			
Long-Term Capital Gain	$0.0281			
Total	**$0.5644**			
Class R (Symbol: FKSRX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$0.37	$10.82	$10.45
Distributions (5/1/12–4/30/13)				
Dividend Income	$0.5433			
Short-Term Capital Gain	$0.0085			
Long-Term Capital Gain	$0.0281			
Total	**$0.5799**			
Advisor Class (Symbol: FKSAX)		**Change**	**4/30/13**	**4/30/12**
Net Asset Value (NAV)		+$0.37	$10.86	$10.49
Distributions (5/1/12–4/30/13)				
Dividend Income	$0.5965			
Short-Term Capital Gain	$0.0085			
Long-Term Capital Gain	$0.0281			
Total	**$0.6061**			

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: *4.25% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;*
Class R/Advisor Class: *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+9.70%	+43.96%	+110.03%
Average Annual Total Return[2]		+4.99%	+6.62%	+7.23%
Avg. Ann. Total Return (3/31/13)[3]		+4.20%	+6.72%	+7.53%
Distribution Rate[4]	5.03%			
30-Day Standardized Yield[5]	2.83%			
Total Annual Operating Expenses[6]	0.91%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+9.17%	+41.13%	+101.86%
Average Annual Total Return[2]		+8.17%	+7.13%	+7.28%
Avg. Ann. Total Return (3/31/13)[3]		+7.45%	+7.24%	+7.57%
Distribution Rate[4]	4.86%			
30-Day Standardized Yield[5]	2.56%			
Total Annual Operating Expenses[6]	1.31%			
Class R		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+9.36%	+42.18%	+104.87%
Average Annual Total Return[2]		+9.36%	+7.29%	+7.44%
Avg. Ann. Total Return (3/31/13)[3]		+8.43%	+7.38%	+7.72%
Distribution Rate[4]	5.02%			
30-Day Standardized Yield[5]	2.71%			
Total Annual Operating Expenses[6]	1.16%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+9.87%	+45.75%	+115.23%
Average Annual Total Return[2]		+9.87%	+7.83%	+7.97%
Avg. Ann. Total Return (3/31/13)[3]		+9.15%	+7.94%	+8.27%
Distribution Rate[4]	5.49%			
30-Day Standardized Yield[5]	3.21%			
Total Annual Operating Expenses[6]	0.66%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/03–4/30/13)



$25,000
$20,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$20,107
$19,233
$16,357
Franklin Strategic Income Fund
Barclays U.S. Aggregate Index[7]
Lipper Multi-Sector Income Funds Classification Average[8]

Average Annual Total Return

Class A	4/30/13
1-Year	+4.99%
5-Year	+6.62%
10-Year	+7.23%

Class C (5/1/03–4/30/13)



$25,000
$20,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$20,186
$19,233
$16,357
Franklin Strategic Income Fund
Barclays U.S. Aggregate Index[7]
Lipper Multi-Sector Income Funds Classification Average[8]

Average Annual Total Return

Class C	4/30/13
1-Year	+8.17%
5-Year	+7.13%
10-Year	+7.28%

Performance Summary *(continued)*

Average Annual Total Return

Class R	4/30/13
1-Year	+9.36%
5-Year	+7.29%
10-Year	+7.44%

Class R (5/1/03–4/30/13)



$25,000
$20,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$20,487
$19,233
$16,357
Franklin Strategic Income Fund
Barclays U.S. Aggregate Index[7]
Lipper Multi-Sector Income Funds Classification Average[8]

Average Annual Total Return

Advisor Class	4/30/13
1-Year	+9.87%
5-Year	+7.83%
10-Year	+7.97%

Advisor Class (5/1/03–4/30/13)



$25,000
$20,000
$15,000
$10,000
$5,000
5/03
4/05
4/07
4/09
4/11
4/13
$21,523
$19,233
$16,357
Franklin Strategic Income Fund
Barclays U.S. Aggregate Index[7]
Lipper Multi-Sector Income Funds Classification Average[8]

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Changes in the financial strength of a bond issuer or in a bond's credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on the sum of the respective class's dividend distributions over the past 12 months and the maximum offering price (NAV for Classes C, R and Advisor) per share on 4/30/13.

5. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

6. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2013 Morningstar. The Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated, and nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody's, Standard & Poor's and Fitch, respectively.

8. Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/13, there were 237 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,049.20	$4.42
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.36
Class C			
Actual	$1,000	$1,045.90	$6.44
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.36
Class R			
Actual	$1,000	$1,046.90	$5.68
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.61
Advisor Class			
Actual	$1,000	$1,049.70	$3.15
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.11

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.87%; C: 1.27%; R: 1.12%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Financial Highlights

Franklin Strategic Income Fund

Class A	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.48	$10.68	$10.30	$ 8.83	$10.28
Income from investment operations[a]:					
Net investment income[b]	0.45	0.50	0.55	0.55	0.51
Net realized and unrealized gains (losses)	0.54	(0.10)	0.39	1.45	(1.20)
Total from investment operations	0.99	0.40	0.94	2.00	(0.69)
Less distributions from:					
Net investment income and net foreign currency gains	(0.57)	(0.60)	(0.56)	(0.53)	(0.76)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.61)	(0.60)	(0.56)	(0.53)	(0.76)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$10.86	$10.48	$10.68	$10.30	$ 8.83
Total return[e]	9.70%	3.97%	9.41%	23.15%	(6.32)%
Ratios to average net assets					
Expenses[f]	0.87%	0.89%	0.88%	0.88%	0.89%
Net investment income	4.21%	4.81%	5.26%	5.70%	5.67%
Supplemental data					
Net assets, end of year (000's)	$4,966,834	$3,757,100	$3,288,814	$2,809,864	$2,060,179
Portfolio turnover rate	47.27%	36.11%	66.78%	55.79%	49.48%
Portfolio turnover rate excluding mortgage dollar rolls[g]	44.33%	36.11%	66.78%	55.79%	49.48%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]See Note 1(g) regarding mortgage dollar rolls.

Financial Highlights *(continued)*

Franklin Strategic Income Fund

Class C	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.48	$10.68	$10.30	$ 8.83	$10.27
Income from investment operations[a]:					
Net investment income[b]	0.41	0.46	0.50	0.52	0.48
Net realized and unrealized gains (losses)	0.53	(0.10)	0.40	1.44	(1.19)
Total from investment operations	0.94	0.36	0.90	1.96	(0.71)
Less distributions from:					
Net investment income and net foreign currency gains	(0.53)	(0.56)	(0.52)	(0.49)	(0.73)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.57)	(0.56)	(0.52)	(0.49)	(0.73)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$10.85	$10.48	$10.68	$10.30	$ 8.83
Total return[e]	9.17%	3.56%	8.98%	22.64%	(6.60)%
Ratios to average net assets					
Expenses[f]	1.27%	1.29%	1.28%	1.28%	1.29%
Net investment income	3.81%	4.41%	4.86%	5.30%	5.27%
Supplemental data					
Net assets, end of year (000's)	$2,108,962	$1,569,746	$1,358,857	$1,107,436	$773,337
Portfolio turnover rate	47.27%	36.11%	66.78%	55.79%	49.48%
Portfolio turnover rate excluding mortgage dollar rolls[g]	44.33%	36.11%	66.78%	55.79%	49.48%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]See Note 1(g) regarding mortgage dollar rolls.

Franklin Strategic Income Fund

Class R	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.45	$10.65	$10.27	$ 8.81	$10.25
Income from investment operations[a]:					
Net investment income[b]	0.42	0.47	0.52	0.53	0.49
Net realized and unrealized gains (losses)	0.53	(0.10)	0.39	1.43	(1.19)
Total from investment operations	0.95	0.37	0.91	1.96	(0.70)
Less distributions from:					
Net investment income and net foreign currency gains	(0.54)	(0.57)	(0.53)	(0.50)	(0.74)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.58)	(0.57)	(0.53)	(0.50)	(0.74)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$10.82	$10.45	$10.65	$10.27	$ 8.81
Total return[e]	9.36%	3.72%	9.17%	22.77%	(6.47)%
Ratios to average net assets					
Expenses[f]	1.12%	1.14%	1.13%	1.13%	1.14%
Net investment income	3.96%	4.56%	5.01%	5.45%	5.42%
Supplemental data					
Net assets, end of year (000's)	$260,647	$249,662	$234,775	$194,901	$115,811
Portfolio turnover rate	47.27%	36.11%	66.78%	55.79%	49.48%
Portfolio turnover rate excluding mortgage dollar rolls[g]	44.33%	36.11%	66.78%	55.79%	49.48%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[f]Benefit of expense reduction rounds to less than 0.01%.
[g]See Note 1(g) regarding mortgage dollar rolls.

Financial Highlights *(continued)*

Franklin Strategic Income Fund

Advisor Class	Year Ended April 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.49	$10.69	$10.31	$ 8.84	$10.28
Income from investment operations[a]:					
Net investment income[b]	0.48	0.53	0.57	0.58	0.53
Net realized and unrealized gains (losses)	0.53	(0.10)	0.39	1.44	(1.18)
Total from investment operations	1.01	0.43	0.96	2.02	(0.65)
Less distributions from:					
Net investment income and net foreign currency gains	(0.60)	(0.63)	(0.58)	(0.55)	(0.79)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.64)	(0.63)	(0.58)	(0.55)	(0.79)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$10.86	$10.49	$10.69	$10.31	$ 8.84
Total return	9.87%	4.22%	9.67%	23.45%	(5.98)%
Ratios to average net assets					
Expenses[e]	0.62%	0.64%	0.63%	0.63%	0.64%
Net investment income	4.46%	5.06%	5.51%	5.95%	5.92%
Supplemental data					
Net assets, end of year (000's)	$956,001	$713,659	$589,220	$346,585	$166,821
Portfolio turnover rate	47.27%	36.11%	66.78%	55.79%	49.48%
Portfolio turnover rate excluding mortgage dollar rolls[f]	44.33%	36.11%	66.78%	55.79%	49.48%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

[f]See Note 1(g) regarding mortgage dollar rolls.

Franklin Strategic Income Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 0.4%			
Consumer Durables & Apparel 0.0%			
[a,b]Comfort Co. Inc., Escrow Account	United States	63,156	$ —
Consumer Services 0.1%			
[a,c,d]Turtle Bay Resort	United States	5,579,939	5,077,745
Materials 0.1%			
[a,b]NewPage Corp., Litigation Trust	United States	14,000,000	—
[a,e]NewPage Holdings Inc.	United States	56,000	4,816,000
			4,816,000
Media 0.2%			
[a]MGM Holdings Inc., A	United States	632,731	25,032,420
Total Common Stocks and Other Equity Interests (Cost $36,781,934)			34,926,165
Preferred Stocks (Cost $3,845,000) 0.1%			
Diversified Financials 0.1%			
GMAC Capital Trust I, 8.125%, pfd.	United States	153,800	4,212,582
		Principal Amount*	
Corporate Bonds 34.9%			
Automobiles & Components 0.6%			
[f]Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	8,600,000 EUR	11,911,034
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	3,600,000	2,443,500
Ford Motor Credit Co. LLC, senior note,			
6.625%, 8/15/17	United States	3,000,000	3,530,139
5.00%, 5/15/18	United States	4,000,000	4,470,940
8.125%, 1/15/20	United States	4,000,000	5,162,724
5.75%, 2/01/21	United States	8,000,000	9,264,808
5.875%, 8/02/21	United States	3,000,000	3,506,874
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	12,600,000	13,230,000
			53,520,019
Banks 1.5%			
[f]Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	20,000,000	21,883,600
CIT Group Inc., senior note,			
5.375%, 5/15/20	United States	6,900,000	7,814,250
5.00%, 8/15/22	United States	8,000,000	8,989,640
[f]144A, 6.625%, 4/01/18	United States	7,000,000	8,207,500
HSBC USA Inc., sub. note, 5.00%, 9/27/20	United States	22,000,000	24,981,132
Regions Bank, sub. note, 7.50%, 5/15/18	United States	8,000,000	9,944,152
Regions Financial Corp., senior note,			
7.75%, 11/10/14	United States	11,000,000	12,156,474
5.75%, 6/15/15	United States	1,200,000	1,307,610
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	5,000,000	5,393,750
Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	13,000,000 EUR	19,524,193
			120,202,301

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Capital Goods 1.1%			
[f]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	18,000,000	$ 17,291,250
Case New Holland Inc., senior note,			
7.75%, 9/01/13	United States	2,000,000	2,042,500
7.875%, 12/01/17	United States	8,300,000	9,918,500
[f]KM Germany Holdings GmbH, secured note, 144A, 8.75%, 12/15/20	Germany	10,000,000 EUR	14,607,141
[f]Loxam SAS, senior sub. note, 144A, 7.375%, 1/24/20	France	8,000,000 EUR	11,114,371
Meritor Inc., senior note, 10.625%, 3/15/18	United States	15,000,000	16,612,500
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	12,200,000	12,764,250
Terex Corp., senior note, 6.00%, 5/15/21	United States	6,800,000	7,344,000
			91,694,512
Commercial & Professional Services 0.4%			
[f]Algeco Scotsman Global Finance PLC,			
first lien, 144A, 9.00%, 10/15/18	United Kingdom	2,000,000 EUR	2,768,362
secured note, 144A, 8.50%, 10/15/18	United Kingdom	15,000,000	16,275,000
[f]Cegedim SA, senior note, 144A, 6.75%, 4/01/20	France	8,500,000 EUR	11,310,865
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	3,400,000	3,859,000
			34,213,227
Consumer Durables & Apparel 0.6%			
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	11,800,000	13,511,000
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	9,600,000	10,704,000
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	8,000,000	9,130,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	15,000,000	14,625,000
			47,970,000
Consumer Services 1.0%			
[f]Caesars Operating Escrow LLC/Corp., first lien, 144A, 9.00%, 2/15/20	United States	3,900,000	3,861,000
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	14,000,000	15,802,500
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	22,000,000	23,375,000
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	15,000,000	16,500,000
7.50%, 6/01/16	United States	1,000,000	1,132,500
10.00%, 11/01/16	United States	1,000,000	1,217,500
8.625%, 2/01/19	United States	700,000	833,000
6.625%, 12/15/21	United States	2,600,000	2,827,500
7.75%, 3/15/22	United States	2,000,000	2,295,000
[f]144A, 6.75%, 10/01/20	United States	1,800,000	1,980,000
Pinnacle Entertainment Inc.,			
senior note, 8.625%, 8/01/17	United States	5,000,000	5,306,250
senior sub. note, 7.75%, 4/01/22	United States	2,200,000	2,420,000

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Services (continued)			
[f]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	8,000,000	$ 8,080,000
			85,630,250
Diversified Financials 3.7%			
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	18,000,000	22,297,500
Bank of America Corp.,			
[g]pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	22,000,000	25,162,500
senior note, 5.65%, 5/01/18	United States	10,000,000	11,622,830
Citigroup Inc.,			
senior note, 6.125%, 11/21/17	United States	5,000,000	5,952,420
senior note, 5.375%, 8/09/20	United States	15,000,000	17,916,960
sub. note, 4.05%, 7/30/22	United States	5,000,000	5,208,140
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	10,000,000	10,800,000
General Electric Capital Corp.,			
senior note, A, 8.50%, 4/06/18	United States	94,000,000 MXN	8,822,066
sub. note, 5.30%, 2/11/21	United States	15,000,000	17,456,580
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	4,000,000	4,820,000
The Goldman Sachs Group Inc., senior note, 2.375%, 1/22/18	United States	15,600,000	15,917,865
International Lease Finance Corp.,			
senior note, 8.25%, 12/15/20	United States	8,100,000	10,145,250
[f]senior secured note, 144A, 6.75%, 9/01/16	United States	11,900,000	13,595,750
JPMorgan Chase & Co.,			
6.00%, 1/15/18	United States	5,000,000	5,966,840
senior note, 4.25%, 10/15/20	United States	15,000,000	16,830,405
senior note, 3.25%, 9/23/22	United States	15,000,000	15,393,690
[h]sub. note, 3.375%, 5/01/23	United States	10,000,000	9,997,460
[f]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	20,000,000	24,115,700
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	10,000,000	11,779,520
Morgan Stanley, senior note,			
6.00%, 4/28/15	United States	12,000,000	13,083,420
5.50%, 7/24/20	United States	10,000,000	11,684,740
5.50%, 7/28/21	United States	5,000,000	5,878,825
[f]Neuberger Berman Group LLC/Finance Corp., senior note, 144A,			
5.625%, 3/15/20	United States	4,000,000	4,270,000
5.875%, 3/15/22	United States	7,000,000	7,542,500
[f]Nuveen Investments Inc., senior note, 144A,			
9.125%, 10/15/17	United States	2,000,000	2,145,000
9.50%, 10/15/20	United States	9,000,000	9,742,500
			308,148,461
Energy 7.4%			
Access Midstream Partner LP/ACMP Finance Corp., senior note, 6.125%, 7/15/22	United States	3,700,000	4,088,500
Antero Resources Finance Corp., senior note,			
9.375%, 12/01/17	United States	11,000,000	12,017,500
7.25%, 8/01/19	United States	1,000,000	1,090,000
Apache Corp., senior bond, 2.625%, 1/15/23	United States	25,000,000	24,844,225

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Chaparral Energy Inc., senior note,			
9.875%, 10/01/20	United States	8,000,000	$ 9,360,000
8.25%, 9/01/21	United States	8,000,000	9,080,000
7.625%, 11/15/22	United States	1,400,000	1,554,000
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	18,000,000	19,260,000
Chesapeake Energy Corp., senior note,			
9.50%, 2/15/15	United States	1,000,000	1,135,000
7.25%, 12/15/18	United States	1,000,000	1,162,500
6.625%, 8/15/20	United States	16,000,000	18,180,000
6.125%, 2/15/21	United States	6,000,000	6,630,000
5.75%, 3/15/23	United States	4,200,000	4,567,500
Compagnie Generale de Geophysique-Veritas, senior note,			
9.50%, 5/15/16	France	600,000	634,500
7.75%, 5/15/17	France	10,000,000	10,350,000
6.50%, 6/01/21	France	7,000,000	7,455,000
CONSOL Energy Inc., senior note,			
8.00%, 4/01/17	United States	7,700,000	8,354,500
8.25%, 4/01/20	United States	8,000,000	9,000,000
6.375%, 3/01/21	United States	1,000,000	1,050,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note,			
8.875%, 2/15/18	United States	15,000,000	16,462,500
7.125%, 6/01/22	United States	700,000	763,000
El Paso Corp.,			
senior bond, 6.50%, 9/15/20	United States	9,000,000	10,208,736
senior note, 7.00%, 6/15/17	United States	3,500,000	4,044,590
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	22,000,000	25,850,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	10,000,000	11,454,770
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	15,000,000	17,025,000
Enterprise Products Operating LLC, junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	12,000,000	13,934,172
fExpro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	18,000,000	19,305,000
fGaz Capital SA (OJSC Gazprom), loan participation,			
senior bond, 144A, 6.51%, 3/07/22	Russia	8,000,000	9,370,000
senior note, 144A, 5.092%, 11/29/15	Russia	12,000,000	12,932,160
senior note, 144A, 3.85%, 2/06/20	Russia	5,000,000	5,073,875
fHalcon Resources Corp., senior note, 144A,			
9.75%, 7/15/20	United States	2,000,000	2,195,000
8.875%, 5/15/21	United States	12,000,000	12,930,000
fKinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	17,000,000	18,968,702
Linn Energy LLC/Finance Corp., senior note,			
6.50%, 5/15/19	United States	2,000,000	2,132,500
8.625%, 4/15/20	United States	10,000,000	11,225,000
7.75%, 2/01/21	United States	4,000,000	4,400,000
f144A, 6.25%, 11/01/19	United States	5,900,000	6,195,000
fLUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	26,000,000	26,443,300

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,			
8.875%, 4/01/18	United States	7,816,000	$ 8,402,200
[f]144A, 7.25%, 2/15/21	United States	5,200,000	5,343,000
[f]Offshore Group Investment Ltd., first lien, 144A,			
7.50%, 11/01/19	United States	10,800,000	11,691,000
7.125%, 4/01/23	United States	5,100,000	5,329,500
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	13,700,000	15,549,500
Peabody Energy Corp., senior note,			
7.375%, 11/01/16	United States	2,000,000	2,300,000
6.00%, 11/15/18	United States	5,000,000	5,418,750
6.50%, 9/15/20	United States	8,300,000	9,088,500
6.25%, 11/15/21	United States	10,000,000	10,712,500
[f]Penn Virginia Corp., senior note, 144A, 8.50%, 5/01/20	United States	7,500,000	7,556,250
Penn Virginia Resource Partners LP/Finance Corp. II, senior note, 8.375%, 6/01/20	United States	10,000,000	10,862,500
Petrohawk Energy Corp., senior note,			
10.50%, 8/01/14	United States	5,000,000	5,289,045
7.25%, 8/15/18	United States	3,500,000	3,878,252
6.25%, 6/01/19	United States	5,000,000	5,639,030
Plains Exploration & Production Co., senior note,			
7.625%, 6/01/18	United States	10,000,000	10,468,750
6.125%, 6/15/19	United States	1,700,000	1,893,375
8.625%, 10/15/19	United States	1,000,000	1,137,500
6.625%, 5/01/21	United States	4,000,000	4,480,000
6.75%, 2/01/22	United States	2,000,000	2,270,000
6.875%, 2/15/23	United States	6,000,000	6,862,500
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	14,000,000	15,155,000
Quicksilver Resources Inc., senior note,			
8.25%, 8/01/15	United States	11,000,000	11,330,000
11.75%, 1/01/16	United States	500,000	536,875
9.125%, 8/15/19	United States	5,000,000	4,925,000
[f]Sabine Pass Liquefaction LLC,			
144A, 5.625%, 4/15/23	United States	6,200,000	6,386,000
secured note, 144A, 5.625%, 2/01/21	United States	13,900,000	14,421,250
[f]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	20,000,000	21,350,000
SandRidge Energy Inc., senior note,			
8.75%, 1/15/20	United States	4,000,000	4,320,000
7.50%, 3/15/21	United States	900,000	938,250
8.125%, 10/15/22	United States	900,000	963,000
7.50%, 2/15/23	United States	900,000	931,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	15,400,000	16,863,000
			613,018,557
Food & Staples Retailing 0.6%			
[f]Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	20,000,000	20,764,900
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	6,200,000	7,114,500
Safeway Inc., senior bond, 3.95%, 8/15/20	United States	22,000,000	23,212,948
			51,092,348

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Food, Beverage & Tobacco 1.0%			
[f]Boparan Finance PLC, senior note, 144A, 9.75%, 4/30/18	United Kingdom	12,000,000 EUR	$ 17,824,827
Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	4,600,000	4,732,250
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	20,000,000	21,425,000
JBS USA LLC/Finance Inc., senior note,			
11.625%, 5/01/14	United States	8,000,000	8,750,000
[f]144A, 8.25%, 2/01/20	United States	10,000,000	11,100,000
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	16,000,000	17,094,800
			80,926,877
Health Care Equipment & Services 1.0%			
CHS/Community Health Systems Inc.,			
senior note, 8.00%, 11/15/19	United States	10,200,000	11,615,250
senior note, 7.125%, 7/15/20	United States	6,000,000	6,712,500
senior secured note, 5.125%, 8/15/18	United States	6,000,000	6,435,000
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	United States	7,000,000	7,490,000
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	12,600,000	14,017,500
HCA Inc.,			
senior note, 6.50%, 2/15/16	United States	3,000,000	3,318,750
senior note, 7.50%, 2/15/22	United States	8,100,000	9,699,750
senior note, 5.875%, 5/01/23	United States	7,000,000	7,630,000
senior secured bond, 7.25%, 9/15/20	United States	1,700,000	1,889,125
senior secured note, 5.875%, 3/15/22	United States	10,000,000	11,125,000
Hologic Inc., senior note, 6.25%, 8/01/20	United States	4,700,000	5,099,500
			85,032,375
Household & Personal Products 0.1%			
Avon Products Inc., senior bond, 5.00%, 3/15/23	United States	4,800,000	5,233,694
Insurance 0.6%			
[f]MetLife Capital Trust X, secured bond, 144A, 9.25% to 4/08/38, FRN thereafter, 4/08/68	United States	1,900,000	2,669,500
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	20,000,000	22,452,840
[f]Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	20,000,000	23,420,700
			48,543,040
Materials 3.7%			
ArcelorMittal, senior note,			
6.00%, 3/01/21	Luxembourg	20,000,000	21,288,300
6.75%, 2/25/22	Luxembourg	5,000,000	5,483,750
[f]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	5,000,000	5,650,000
[f]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,			
secured note, 144A, 4.875%, 11/15/22	Luxembourg	1,500,000	1,528,125
senior note, 144A, 7.00%, 11/15/20	Luxembourg	3,600,000	3,777,750
senior secured note, first lien, 144A, 7.375%, 10/15/17	Luxembourg	3,100,000	3,379,000
[f]Ashland Inc., senior note, 144A,			
3.875%, 4/15/18	United States	3,700,000	3,824,875
4.75%, 8/15/22	United States	3,000,000	3,142,500

Statement of Investments, April 30, 2013 *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials (continued)			
[f]Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	1,400,000	$ 1,613,500
[f]Cemex SAB de CV,			
secured note, 144A, 5.875%, 3/25/19	Mexico	800,000	817,000
senior secured note, 144A, 9.00%, 1/11/18	Mexico	20,000,000	21,875,000
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	7,100,000	7,011,250
[f]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	3,900,000	4,077,138
6.00%, 4/01/17	Australia	2,000,000	2,090,000
6.875%, 2/01/18	Australia	12,000,000	12,825,000
8.25%, 11/01/19	Australia	7,000,000	7,735,000
[f]Ineos Finance PLC, senior secured note, 144A,			
9.00%, 5/15/15	United Kingdom	2,000,000	2,100,000
9.25%, 5/15/15	United Kingdom	350,000 EUR	483,417
8.375%, 2/15/19	United Kingdom	700,000	789,250
7.50%, 5/01/20	United Kingdom	2,000,000	2,245,000
[f]Ineos Group Holdings Ltd.,			
senior note, 144A, 7.875%, 2/15/16	United Kingdom	5,000,000 EUR	6,698,712
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	8,000,000	8,145,000
[f]Inmet Mining Corp., senior note, 144A,			
8.75%, 6/01/20	Canada	20,000,000	21,700,000
7.50%, 6/01/21	Canada	300,000	315,000
[f]Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	16,000,000 EUR	21,873,127
[f]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	15,000,000	15,543,750
Novelis Inc., senior note,			
8.375%, 12/15/17	Canada	9,000,000	9,900,000
8.75%, 12/15/20	Canada	7,000,000	7,980,000
[f]Orion Engineered Carbons Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	Germany	11,700,000 EUR	17,533,260
[f,i]Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Luxembourg	1,400,000	1,435,000
Reynolds Group Issuer Inc./LLC/SA,			
first lien, 5.75%, 10/15/20	United States	6,600,000	6,930,000
senior note, 8.50%, 5/15/18	United States	14,000,000	14,980,000
senior note, 9.00%, 4/15/19	United States	1,000,000	1,085,000
senior note, 9.875%, 8/15/19	United States	400,000	450,000
senior note, 8.25%, 2/15/21	United States	3,000,000	3,195,000
senior secured note, 7.125%, 4/15/19	United States	5,000,000	5,412,500
[f]Sealed Air Corp., senior note, 144A,			
8.125%, 9/15/19	United States	4,000,000	4,600,000
6.50%, 12/01/20	United States	2,700,000	3,030,750
8.375%, 9/15/21	United States	4,000,000	4,700,000
[f]U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	8,000,000 EUR	11,218,285
[f]Xstrata Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Canada	25,000,000	27,272,375
			305,733,614

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Media 3.0%			
AMC Networks Inc., senior note, 7.75%, 7/15/21	United States	4,700,000	$ 5,428,500
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	3,000,000	3,577,500
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,			
7.875%, 4/30/18	United States	1,900,000	2,025,400
8.125%, 4/30/20	United States	5,000,000	5,675,000
6.50%, 4/30/21	United States	8,000,000	8,720,000
[f]Central European Media Enterprises Ltd., secured note, 144A, 11.625%, 9/15/16	Czech Republic	7,000,000 EUR	9,942,731
[f]CET 21 spol sro, senior secured note, 144A, 9.00%, 11/01/17	Czech Republic	1,100,000 EUR	1,621,269
Clear Channel Communications Inc.,			
senior note, 9.00%, 3/01/21	United States	20,800,000	20,436,000
[f]senior secured note, first lien, 144A, 9.00%, 12/15/19	United States	5,000,000	5,025,000
Clear Channel Worldwide Holdings Inc.,			
[f]senior note, 144A, 6.50%, 11/15/22	United States	3,000,000	3,202,500
[f]senior note, 144A, 6.50%, 11/15/22	United States	5,000,000	5,387,500
senior sub. note, 7.625%, 3/15/20	United States	900,000	965,250
senior sub. note, 7.625%, 3/15/20	United States	5,100,000	5,520,750
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	6,000,000	7,080,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	12,000,000	13,770,000
DISH DBS Corp.,			
[f]senior bond, 144A, 5.00%, 3/15/23	United States	3,000,000	2,925,000
senior note, 7.75%, 5/31/15	United States	5,000,000	5,543,750
senior note, 7.125%, 2/01/16	United States	13,000,000	14,430,000
senior note, 6.75%, 6/01/21	United States	4,000,000	4,340,000
senior note, 5.875%, 7/15/22	United States	3,000,000	3,075,000
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	7,300,000	8,285,500
[f]Nara Cable Funding Ltd., senior note, 144A, 8.875%, 12/01/18	Spain	1,000,000	1,072,500
[i]Radio One Inc., senior sub. note, PIK, 12.50%, 5/24/16	United States	11,000,000	11,220,000
[f,i]Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	3,800,000 EUR	1,300,900
Time Warner Inc.,			
7.625%, 4/15/31	United States	9,000,000	12,760,146
6.10%, 7/15/40	United States	3,000,000	3,700,005
senior bond, 3.40%, 6/15/22	United States	5,000,000	5,286,050
[f]Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,			
secured bond, 144A, 5.75%, 1/15/23	Germany	3,700,000 EUR	5,024,034
senior secured note, 144A, 9.50%, 3/15/21	Germany	7,000,000 EUR	10,754,971
senior secured note, 144A, 5.625%, 4/15/23	Germany	1,900,000 EUR	2,539,256
[f]Univision Communications Inc.,			
senior secured bond, 144A, 6.75%, 9/15/22	United States	4,000,000	4,460,000
senior secured note, 144A, 6.875%, 5/15/19	United States	5,000,000	5,487,500
senior secured note, 144A, 7.875%, 11/01/20	United States	11,000,000	12,430,000
[f]UPC Holding BV, senior note, 144A, 6.375%, 9/15/22	Netherlands	3,000,000 EUR	4,014,289
[f]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	8,000,000 EUR	11,366,124
[f]UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	5,000,000	5,503,125

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Media (continued)			
[f]Ziggo Bond Co., senior bond, 144A, 8.00%, 5/15/18	Netherlands	12,000,000 EUR	$ 17,242,188
			251,137,738
Pharmaceuticals, Biotechnology & Life Sciences 1.5%			
[f]AbbVie Inc., senior note, 144A, 2.90%, 11/06/22	United States	10,000,000	10,227,520
[f]Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	United States	11,000,000 EUR	16,520,471
Endo Health Solutions Inc., senior note, 7.00%, 7/15/19	United States	2,800,000	3,080,000
Gilead Sciences Inc., senior note,			
4.50%, 4/01/21	United States	10,000,000	11,545,270
4.40%, 12/01/21	United States	5,000,000	5,747,565
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	15,000,000	16,537,500
[f]inVentiv Health Inc., senior note, 144A,			
9.00%, 1/15/18	United States	6,200,000	6,572,000
10.00%, 8/15/18	United States	9,700,000	8,487,500
[f,j]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	10,700,000	11,556,000
[f]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	16,600,000	18,467,500
[f]Zoetis Inc., senior bond, 144A, 3.25%, 2/01/23	United States	12,000,000	12,348,312
			121,089,638
Retailing 0.9%			
[f]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	12,000,000	13,725,000
[f]Edcon Pty. Ltd.,			
secured note, 144A, 9.50%, 3/01/18	South Africa	15,325,000 EUR	20,903,641
[k]senior secured note, 144A, FRN, 3.453%, 6/15/14	South Africa	16,000,000 EUR	21,117,236
[f]Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	United Kingdom	10,000,000 GBP	15,850,316
			71,596,193
Semiconductors & Semiconductor Equipment 0.3%			
Freescale Semiconductor Inc.,			
senior note, 8.875%, 12/15/14	United States	718,000	723,385
senior note, 8.05%, 2/01/20	United States	12,000,000	12,990,000
senior note, 10.75%, 8/01/20	United States	5,018,000	5,745,610
[f]senior secured note, 144A, 9.25%, 4/15/18	United States	3,000,000	3,315,000
			22,773,995
Software & Services 1.0%			
[f]Ceridian Corp., secured note, 144A, 8.875%, 7/15/19	United States	7,000,000	8,251,250
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	12,800,000	13,472,000
First Data Corp.,			
senior bond, 12.625%, 1/15/21	United States	2,000,000	2,180,000
[f]senior note, 144A, 11.25%, 1/15/21	United States	5,000,000	5,250,000
[f]senior secured bond, 144A, 8.25%, 1/15/21	United States	20,000,000	21,350,000
Sitel LLC/Finance Corp.,			
senior note, 11.50%, 4/01/18	United States	6,625,000	4,455,313
[f]senior secured note, 144A, 11.00%, 8/01/17	United States	2,000,000	2,155,000

Franklin Strategic Series

Statement of Investments, April 30, 2013 *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Software & Services (continued)			
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	6,300,000	$ 6,709,500
West Corp., senior note, 7.875%, 1/15/19	United States	16,100,000	17,629,500
			81,452,563
Technology Hardware & Equipment 0.4%			
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	16,900,000	19,033,625
[f]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	16,000,000	17,560,000
			36,593,625
Telecommunication Services 3.1%			
[f]CC Holdings GS V LLC, senior secured bond, 144A, 3.849%, 4/15/23	United States	10,900,000	11,265,357
CenturyLink Inc., senior note,			
6.00%, 4/01/17	United States	12,000,000	13,365,276
6.45%, 6/15/21	United States	4,100,000	4,547,138
5.80%, 3/15/22	United States	2,000,000	2,120,976
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	18,000,000	18,405,000
Crown Castle International Corp., senior bond,			
7.125%, 11/01/19	United States	400,000	441,000
5.25%, 1/15/23	United States	3,400,000	3,574,250
[f]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	12,000,000	12,922,500
[f]Digicel Ltd., senior note, 144A,			
8.25%, 9/01/17	Bermuda	1,000,000	1,057,500
6.00%, 4/15/21	Bermuda	5,700,000	5,721,375
[f]eAccess Ltd., senior note, 144A,			
8.25%, 4/01/18	Japan	5,800,000	6,532,250
8.375%, 4/01/18	Japan	2,200,000 EUR	3,280,558
Frontier Communications Corp.,			
senior bond, 7.625%, 4/15/24	United States	1,200,000	1,257,000
senior note, 8.50%, 4/15/20	United States	14,000,000	16,170,000
senior note, 8.75%, 4/15/22	United States	6,000,000	6,780,000
senior note, 7.125%, 1/15/23	United States	2,000,000	2,077,500
Intelsat Jackson Holdings SA, senior note,			
7.25%, 10/15/20	Luxembourg	8,100,000	9,021,375
7.50%, 4/01/21	Luxembourg	9,000,000	10,192,500
[f]144A, 6.625%, 12/15/22	Luxembourg	10,000,000	10,831,250
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	Luxembourg	950,000	1,012,937
[f]Lynx I Corp., first lien, 144A, 5.375%, 4/15/21	United Kingdom	4,300,000	4,625,187
[f]Lynx II Corp., senior bond, 144A, 6.375%, 4/15/23	United Kingdom	500,000	543,750
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	2,800,000	3,097,500
[f,i]Mobile Challenger Intermediate Group SA, secured note, 144A, PIK, 8.75%, 3/15/19	Switzerland	3,650,000 EUR	4,888,978
[f]Nokia Siemens Networks Finance BV, senior note, 144A, 7.125%, 4/15/20	Netherlands	10,000,000 EUR	13,973,480
Sprint Nextel Corp., senior note,			
8.375%, 8/15/17	United States	17,000,000	19,890,000
6.00%, 11/15/22	United States	2,000,000	2,095,000
[f]144A, 9.00%, 11/15/18	United States	8,000,000	9,860,000
[f]144A, 7.00%, 3/01/20	United States	5,000,000	5,700,000

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services (continued)			
Telefonica Emisiones SAU, senior note,			
5.462%, 2/16/21	Spain	15,000,000	$ 16,568,850
4.57%, 4/27/23	Spain	11,000,000	11,289,960
[f]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	17,000,000	18,200,625
[f,i]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	2,884,651 EUR	3,910,158
Zayo Group LLC/Zayo Capital Inc., senior secured note, first lien, 8.125%, 1/01/20	United States	5,000,000	5,662,500
			260,881,730
Transportation 0.4%			
[f]CEVA Group PLC, senior secured note, 144A,			
8.375%, 12/01/17	United Kingdom	6,800,000	6,744,750
[i]11.50%, 4/01/18	United Kingdom	7,000,000	4,532,500
HDTFS Inc.,			
6.25%, 10/15/22	United States	2,300,000	2,584,625
senior note, 5.875%, 10/15/20	United States	1,800,000	1,975,500
Hertz Corp., senior note, 6.75%, 4/15/19	United States	11,900,000	13,238,750
			29,076,125
Utilities 1.0%			
[f]Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	5,000,000	5,687,500
7.50%, 2/15/21	United States	7,132,000	8,094,820
7.875%, 1/15/23	United States	5,450,000	6,267,500
[f,g]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	25,000,000	25,211,000
[f]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	17,000,000	17,297,500
[f]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	28,800,000	22,824,000
			85,382,320
Total Corporate Bonds (Cost $2,659,450,751)			2,890,943,202
[k,l]**Senior Floating Rate Interests 17.0%**			
Automobiles & Components 0.7%			
August Luxuk Holding Co., Lux Second Lien, 10.50%, 4/27/19	Luxembourg	7,790,227	7,897,342
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	United States	5,997,785	6,080,255
Federal-Mogul Corp.,			
Tranche B Term Loan, 2.138%, 12/27/14	United States	23,809,221	22,623,712
Tranche C Term Loan, 2.138%, 12/27/15	United States	12,147,617	11,542,763
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 10.50%, 1/29/18	United States	12,496,443	12,777,613
			60,921,685

Franklin Strategic Income Fund	Country	Principal Amount*	Value
[k,l] **Senior Floating Rate Interests (continued)**			
Capital Goods 1.3%			
Accudyne Industries LLC (Silver II US Holdings/Hamilton), 2013 Specified Refinancing Term Loan, 4.00%, 12/13/19	Luxembourg	13,448,195	$ 13,602,849
Air Distribution Technologies (Tomkins Air Distr.), Second Lien Initial Loan, 9.25%, 5/09/20	United States	6,472,972	6,675,252
Allison Transmission Inc.,			
[h] Term B-2 Loan, 3.21%, 8/07/17	United States	4,438,098	4,459,366
Term B-3 Loan, 4.25%, 8/23/19	United States	19,955,105	20,279,375
Ameriforge Group Inc., Second Lien Term Loan, 8.75%, 1/25/21	United States	2,664,577	2,751,175
RBS Global Inc. (Rexnord), Term B Loan, 3.75%, 4/01/18	United States	6,468,502	6,541,246
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	13,947,904	14,087,384
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	15,676,074	15,870,066
Tomkins LLC and Tomkins Inc., Term B-2 Loan, 3.75%, 9/21/16	United States	14,165,147	14,395,331
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	10,872,950	11,046,722
			109,708,766
Commercial & Professional Services 1.0%			
ARAMARK Corp.,			
Extended Synthetic L/C, 3.553%, 7/26/16	United States	811,052	818,899
Synthetic L/C-3, 3.553%, 7/26/16	United States	336,519	340,090
Term Loan B Extended, 3.698%, 7/26/16	United States	12,320,145	12,439,343
U.S. Term C Loan, 3.698% - 3.784%, 7/26/16	United States	4,797,362	4,848,276
U.S. Term D Loan, 4.00%, 8/22/19	United States	7,960,000	8,076,049
Brock Holdings III Inc., Second Lien Term Loan, 10.00%, 3/16/18	United States	4,152,082	4,209,173
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	1,272,989	1,273,785
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	29,288,919	29,655,030
KAR Auction Services Inc. (Adesa), Term Loan, 3.75%, 5/19/17	United States	20,673,290	20,976,940
			82,637,585
Consumer Services 1.3%			
Advantage Sales & Marketing Inc., 2nd Lien Term Loan, 8.25%, 6/17/18	United States	4,300,686	4,338,317
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	8,719,565	8,791,013
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	13,965,132	14,159,248
Caesars Entertainment Operating Co. Inc., Term Loan B-4, 9.50%, 10/31/16	United States	9,069,855	9,259,732
Centaur Acquisition LLC, Second Lien Term Loan, 8.75%, 2/20/20	United States	2,370,000	2,415,919
DineEquity Inc., Term B-2 Loan, 3.75%, 10/19/17	United States	7,362,761	7,482,406
Dunkin' Brands Inc., Term B-3 Loan, 3.75% - 5.00%, 2/14/20	United States	12,607,932	12,757,651
[d,i] Turtle Bay Holdings LLC,			
Term Loan A, PIK, 10.25%, 3/01/15	United States	6,314,317	6,314,317
Term Loan B, PIK, 3.00%, 3/01/15	United States	12,302,193	11,071,974

Franklin Strategic Income Fund	Country	Principal Amount*	Value
[k,l] **Senior Floating Rate Interests (continued)**			
Consumer Services (continued)			
[h] Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	27,635,310	$ 27,618,038
Wendy's International Inc.,			
Closing Date Term Loan, 4.75%, 5/15/19	United States	4,564,551	4,597,361
[h] Term B Loan, 4.75%, 5/15/19	United States	573,401	577,200
			109,383,176
Diversified Financials 0.5%			
Asurion LLC,			
Amortizing Term Loans (B1), 4.75%, 7/23/17	United States	3,245,625	3,283,492
Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	18,898,532	19,165,133
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	17,042,053	17,281,715
			39,730,340
Energy 0.5%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	21,498,087	21,869,832
ATP Oil & Gas Corp.,			
Additional NM Loans (DIP), 10.00%, 2/28/14	United States	58,291	40,803
New Money (DIP), 10.00%, 2/28/14	United States	413,017	289,112
Refinancing Loan (DIP), 10.00%, 2/28/14	United States	881,899	617,330
Patriot Coal Corp.,			
DIP Term Loan, 9.25%, 10/03/13	United States	6,763,196	6,716,699
[h] Reimbursement Obligation, 10.25%, 12/31/13	United States	3,971,058	3,276,123
Plains Exploration & Production Co., 7-Year Term Loan, 4.00%, 11/30/19	United States	10,073,700	10,113,995
			42,923,894
Food & Staples Retailing 0.2%			
AdvancePierre Foods Inc.,			
Loans, 5.75%, 7/10/17	United States	5,408,656	5,493,167
Second Lien Term Loan, 9.50%, 10/10/17	United States	8,931,383	9,243,981
[h] Dole Food Co./Solvest Ltd., Tranche B Term Loan B, 5.00%, 5/02/20	United States	1,840,000	1,854,950
			16,592,098
Food, Beverage & Tobacco 0.9%			
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	42,201,410	42,592,660
[h] H.J. Heinz Co., Term Loan B-2, 4.75%, 4/01/20	United States	26,227,783	26,499,083
[h] Pinnacle Foods Finance LLC, Tranche G Term Loan, 4.75%, 4/29/20	United States	9,572,634	9,620,018
			78,711,761
Health Care Equipment & Services 2.2%			
Ardent Medical Services Inc., Second Lien Term Loan, 11.00%, 1/02/19	United States	8,078,493	8,260,259
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	23,532,547	23,727,421
Community Health Systems Inc., New Extended Term Loan, 3.784% - 3.787%, 1/25/17	United States	46,328,527	46,849,584

Franklin Strategic Income Fund	Country	Principal Amount*	Value
k,l **Senior Floating Rate Interests (continued)**			
Health Care Equipment & Services (continued			
DaVita HealthCare Partners Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	13,610,113	$ 13,780,239
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	21,676,631	21,956,563
HCA Inc.,			
Tranche B-2 Term Loan, 3.534%, 3/31/17	United States	37,097,536	37,249,784
Tranche B-4 Term Loan, 5.00%, 5/01/18	United States	1,028,311	1,032,167
Tranche B-5 Term Loan, 5.00%, 3/31/17	United States	974,712	974,712
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	13,873,011	14,077,347
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	11,103,222	11,225,823
			179,133,899
Insurance 0.0%†			
Affirmative Insurance Holdings Inc., Term Loan, 11.25%, 1/31/14	United States	2,283,133	1,506,868
Materials 2.3%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	8,232,796	8,263,669
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	18,415,300	18,424,250
h Caraustar Industries Inc., Initial Term Loan, 8.50%, 5/01/19	United States	4,080,000	4,120,800
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	12,925,747	13,156,432
Ineos U.S. Finance LLC, Dollar Term Loan, 6.50%, 5/04/18	United States	5,128,631	5,202,355
Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	45,443,832	46,275,636
Road Infrastructure Investment LLC (Ennis Flint), Second Lien Term Loan, 10.25%, 9/30/18	United States	34,946,780	35,645,715
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	18,090,915	18,390,555
U.S. Coatings Acquisitions Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	26,463,227	26,838,131
Walter Energy Inc., B Term Loan, 5.75%, 4/01/18	United States	18,332,286	18,630,186
			194,947,729
Media 2.2%			
Cinemark USA Inc., Term Loan, 3.20%, 12/13/19	United States	7,652,792	7,736,498
Clear Channel Communications Inc., Tranche B Term Loan, 3.848%, 1/29/16	United States	10,174,997	9,348,278
CSC Holdings LLC (Cablevision), Term B Loan, 2.699%, 4/17/20	United States	20,042,634	20,030,107
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	22,352,798	23,293,470
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	10,436,810	10,630,330
NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%, 7/22/20	United States	614,000	642,141
h Nine Entertainment Group Pty. Ltd., Term B Loan, 3.50%, 2/05/20	Australia	15,899,640	16,035,455
Regal Cinemas Corp., Term Loan, 2.698% - 2.784%, 8/23/17	United States	12,726,748	12,816,523

Franklin Strategic Income Fund	Country	Principal Amount*	Value
k,j Senior Floating Rate Interests (continued)			
Media (continued)			
Sinclair Television Group Inc., Tranche B Term Loans, 4.50%, 4/09/20	United States	2,584,852	$ 2,605,854
TWCC Holding Corp., Term Loan, 3.50%, 2/11/17	United States	18,353,344	18,642,409
UPC Financing Partnership,			
Term Loan AF, 4.00%, 1/29/21	Netherlands	3,978,000	4,022,753
h Term Loan AH, 3.25%, 6/30/21	Netherlands	30,463,591	30,703,979
h Virgin Media Investment Holdings Ltd., B Facility, 5.00%, 2/15/20	United States	27,573,947	27,610,565
			184,118,362
Pharmaceuticals, Biotechnology & Life Sciences 0.8%			
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	17,216,850	17,395,165
Valeant Pharmaceuticals International Inc.,			
Series C-1 Tranche B Term Loan, 3.50%, 2/11/19	Canada	13,071,539	13,236,973
Series D-1 Tranche B Term Loan, 3.50%, 2/13/19	Canada	8,219,888	8,326,491
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	3,517,208	3,574,785
Warner Chilcott Corp.,			
Additional Term B-1 Loan, 4.25%, 3/15/18	United States	4,320,778	4,391,509
Term B-1 Loan, 4.25%, 3/15/18	United States	9,925,819	10,088,304
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	7,821,661	7,949,702
			64,962,929
Retailing 1.2%			
BJ's Wholesale Club Inc.,			
2013 Replacement Loans, 4.25%, 9/26/19	United States	37,508,359	37,893,870
Second Lien Term Loan, 9.75%, 3/26/20	United States	11,224,201	11,690,712
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	18,833,238	19,143,196
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	28,807,800	29,092,882
			97,820,660
Software & Services 0.4%			
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	20,270,000	20,472,700
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	9,403,191	9,685,287
			30,157,987
Technology Hardware & Equipment 0.3%			
Alcatel-Lucent USA Inc., U.S. Term Loan, 7.25%, 1/30/19	United States	4,611,941	4,735,887
Mitel Networks Corp., First Lien Term Loan, 7.00%, 2/27/19	Canada	4,356,000	4,418,618
Telesat Canada/Telesat LLC, Term Loan B-2 U.S. Tranche, 3.50%, 3/28/19	Canada	12,031,648	12,174,523
			21,329,028
Telecommunication Services 0.6%			
h Cricket Communications Inc. (Leap Wireless), C Term Loan, 5.75%, 3/08/20	United States	6,820,000	6,866,888
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	38,431,292	39,039,775
			45,906,663

Franklin Strategic Income Fund	Country	Principal Amount*	Value
[k,l] **Senior Floating Rate Interests (continued)**			
Transportation 0.6%			
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.75%, 3/15/19	United States	16,199,273	$ 16,452,387
[j] Evergreen International Aviation Inc., 1st Lien Term Loan, 14.25%, 6/30/15	United States	12,695,067	12,488,772
Hertz Corp.,			
Credit Linked Deposit, 3.75%, 3/11/18	United States	2,993,766	2,975,414
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	11,714,840	11,871,034
Tranche B-2 Term Loan, 3.00%, 3/11/18	United States	1,390,000	1,397,375
YRCW Receivables LLC, Term B Loan, 11.25%, 9/30/14	United States	1,839,293	1,880,677
			47,065,659
Total Senior Floating Rate Interests (Cost $1,382,757,562)			1,407,559,089
Foreign Government and Agency Securities 20.4%			
Government of Canada,			
2.25%, 8/01/14	Canada	2,429,000 CAD	2,449,062
1.00%, 11/01/14	Canada	3,697,000 CAD	3,671,934
2.00%, 12/01/14	Canada	8,878,000 CAD	8,957,583
1.00%, 2/01/15	Canada	15,302,000 CAD	15,203,111
1.00%, 5/01/15	Canada	30,483,000 CAD	30,307,489
Government of Hungary,			
5.50%, 2/12/14	Hungary	5,236,400,000 HUF	23,272,921
7.75%, 8/24/15	Hungary	57,900,000 HUF	273,500
5.50%, 2/12/16	Hungary	7,719,020,000 HUF	34,954,431
5.50%, 12/22/16	Hungary	287,830,000 HUF	1,300,797
4.125%, 2/19/18	Hungary	4,390,000	4,444,875
6.50%, 6/24/19	Hungary	721,600,000 HUF	3,428,385
7.50%, 11/12/20	Hungary	1,094,800,000 HUF	5,517,635
5.375%, 2/21/23	Hungary	8,110,000	8,393,850
A, 8.00%, 2/12/15	Hungary	183,720,000 HUF	859,614
D, 6.75%, 8/22/14	Hungary	890,000,000 HUF	4,044,447
senior note, 6.25%, 1/29/20	Hungary	21,690,000	24,211,462
senior note, 6.375%, 3/29/21	Hungary	14,820,000	16,616,925
[f] Government of Iceland, 144A, 5.875%, 5/11/22	Iceland	17,840,000	20,672,189
Government of Indonesia,			
FR19, 14.25%, 6/15/13	Indonesia	86,535,000,000 IDR	9,024,476
FR20, 14.275%, 12/15/13	Indonesia	43,065,000,000 IDR	4,712,056
FR26, 11.00%, 10/15/14	Indonesia	4,500,000,000 IDR	507,009
FR28, 10.00%, 7/15/17	Indonesia	10,200,000,000 IDR	1,258,002
FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000 IDR	25,802,494
FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000 IDR	4,877,844
FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000 IDR	4,412,841
FR44, 10.00%, 9/15/24	Indonesia	92,490,000,000 IDR	12,777,558
FR47, 10.00%, 2/15/28	Indonesia	28,000,000,000 IDR	3,936,559
FR49, 9.00%, 9/15/13	Indonesia	15,990,000,000 IDR	1,676,980
Government of Ireland,			
5.90%, 10/18/19	Ireland	9,393,000 EUR	14,472,139
4.50%, 4/18/20	Ireland	8,760,000 EUR	12,537,488
5.00%, 10/18/20	Ireland	26,083,000 EUR	38,414,909

Statement of Investments, April 30, 2013 *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Ireland, (continued)			
senior bond, 4.50%, 10/18/18	Ireland	3,185,000 EUR	$ 4,609,746
senior bond, 4.40%, 6/18/19	Ireland	17,568,000 EUR	25,089,314
senior bond, 5.40%, 3/13/25	Ireland	12,598,580 EUR	19,042,164
Government of Israel, 3.50%, 9/30/13	Israel	79,850,000 ILS	22,445,430
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	54,525,000 MYR	18,041,225
3.741%, 2/27/15	Malaysia	12,635,000 MYR	4,212,627
3.835%, 8/12/15	Malaysia	9,130,000 MYR	3,060,907
senior bond, 3.70%, 5/15/13	Malaysia	10,680,000 MYR	3,511,124
senior bond, 3.21%, 5/31/13	Malaysia	144,860,000 MYR	47,617,256
senior bond, 3.461%, 7/31/13	Malaysia	66,395,000 MYR	21,845,166
senior bond, 8.00%, 10/30/13	Malaysia	130,000 MYR	43,771
senior bond, 5.094%, 4/30/14	Malaysia	55,290,000 MYR	18,555,015
senior bond, 4.24%, 2/07/18	Malaysia	64,800,000 MYR	22,258,763
Government of Mexico,			
9.00%, 6/20/13	Mexico	1,933,380[m] MXN	16,030,175
8.00%, 12/19/13	Mexico	6,250,200[m] MXN	52,791,403
7.00%, 6/19/14	Mexico	2,187,000[m] MXN	18,631,950
9.50%, 12/18/14	Mexico	3,566,870[m] MXN	31,988,994
6.00%, 6/18/15	Mexico	94,510[m] MXN	811,385
8.00%, 12/17/15	Mexico	4,374,250[m] MXN	39,651,880
6.25%, 6/16/16	Mexico	467,590[m] MXN	4,101,487
Government of Poland,			
5.00%, 10/24/13	Poland	34,080,000 PLN	10,892,580
5.75%, 4/25/14	Poland	217,280,000 PLN	70,748,798
5.50%, 4/25/15	Poland	26,190,000 PLN	8,736,488
6.25%, 10/24/15	Poland	68,460,000 PLN	23,502,096
5.75%, 9/23/22	Poland	38,200,000 PLN	14,582,182
[k]FRN, 3.98%, 1/25/17	Poland	7,098,000 PLN	2,255,628
[k]FRN, 3.98%, 1/25/21	Poland	7,201,000 PLN	2,272,418
Strip, 7/25/13	Poland	50,950,000 PLN	16,021,478
Strip, 1/25/14	Poland	56,460,000 PLN	17,489,404
Strip, 7/25/14	Poland	1,220,000 PLN	374,508
Strip, 7/25/15	Poland	31,385,000 PLN	9,379,419
[f]Government of Russia, senior bond, 144A, 7.50%, 3/31/30	Russia	17,543,260	22,080,824
Government of Singapore,			
senior bond, 0.25%, 2/01/14	Singapore	19,950,000 SGD	16,205,023
senior note, 3.625%, 7/01/14	Singapore	5,750,000 SGD	4,855,163
Government of Sri Lanka,			
A, 7.50%, 8/01/13	Sri Lanka	145,550,000 LKR	1,140,532
A, 7.00%, 3/01/14	Sri Lanka	21,070,000 LKR	161,282
A, 11.25%, 7/15/14	Sri Lanka	528,200,000 LKR	4,182,719
A, 11.75%, 3/15/15	Sri Lanka	3,490,000 LKR	27,877
A, 6.50%, 7/15/15	Sri Lanka	86,940,000 LKR	626,613
A, 11.00%, 8/01/15	Sri Lanka	601,300,000 LKR	4,746,878
A, 6.40%, 8/01/16	Sri Lanka	48,100,000 LKR	331,789
A, 9.00%, 5/01/21	Sri Lanka	220,720,000 LKR	1,498,005
B, 8.50%, 7/15/13	Sri Lanka	3,300,000 LKR	25,949
B, 11.75%, 4/01/14	Sri Lanka	33,370,000 LKR	264,945

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Sri Lanka, (continued)			
B, 6.60%, 6/01/14	Sri Lanka	24,400,000 LKR	$ 184,203
B, 6.40%, 10/01/16	Sri Lanka	45,400,000 LKR	310,387
B, 8.50%, 7/15/18	Sri Lanka	45,690,000 LKR	320,801
C, 8.50%, 4/01/18	Sri Lanka	24,240,000 LKR	171,132
D, 8.50%, 6/01/18	Sri Lanka	162,140,000 LKR	1,137,941
Government of Sweden,			
1.50%, 8/30/13	Sweden	487,980,000 SEK	75,423,196
6.75%, 5/05/14	Sweden	595,480,000 SEK	97,196,406
Government of the Philippines,			
senior bond, 7.00%, 1/27/16	Philippines	137,450,000 PHP	3,696,923
senior bond, 9.125%, 9/04/16	Philippines	11,540,000 PHP	330,742
senior note, 6.25%, 1/27/14	Philippines	809,850,000 PHP	20,356,071
[f]Government of Ukraine,			
144A, 9.25%, 7/24/17	Ukraine	720,000	772,200
144A, 7.75%, 9/23/20	Ukraine	25,000,000	25,384,625
senior bond, 144A, 7.80%, 11/28/22	Ukraine	12,790,000	12,790,000
senior note, 144A, 6.75%, 11/14/17	Ukraine	900,000	891,562
senior note, 144A, 7.95%, 2/23/21	Ukraine	13,970,000	14,223,346
[n]Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	Uruguay	622,417,343 UYU	42,430,873
[f]Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	8,000,000	9,515,000
Indonesia Retail Bond, senior bond, ORI7, 7.95%, 8/15/13	Indonesia	25,000,000,000 IDR	2,603,305
Korea Monetary Stabilization Bond,			
senior bond, 3.76%, 6/02/13	South Korea	2,196,960,000 KRW	1,995,762
senior bond, 3.90%, 8/02/13	South Korea	20,419,300,000 KRW	18,595,260
senior bond, 3.59%, 10/02/13	South Korea	3,844,680,000 KRW	3,503,011
senior bond, 3.48%, 12/02/13	South Korea	6,590,880,000 KRW	6,014,011
senior bond, 3.47%, 2/02/14	South Korea	9,062,470,000 KRW	8,278,333
senior bond, 3.59%, 4/02/14	South Korea	13,319,080,000 KRW	12,199,085
senior bond, 2.47%, 4/02/15	South Korea	14,155,000,000 KRW	12,830,084
senior note, 3.28%, 6/02/14	South Korea	15,790,650,000 KRW	14,440,459
senior note, 2.82%, 8/02/14	South Korea	4,726,000,000 KRW	4,304,291
senior note, 2.78%, 10/02/14	South Korea	18,849,700,000 KRW	17,158,320
senior note, 2.84%, 12/02/14	South Korea	9,106,970,000 KRW	8,301,548
senior note, 2.74%, 2/02/15	South Korea	6,249,720,000 KRW	5,729,692
Korea Treasury Bond,			
senior bond, 3.75%, 6/10/13	South Korea	11,660,880,000 KRW	10,481,866
senior bond, 3.00%, 12/10/13	South Korea	93,128,850,000 KRW	84,733,582
senior bond, 3.50%, 6/10/14	South Korea	23,735,250,000 KRW	21,760,669
senior note, 3.25%, 12/10/14	South Korea	7,058,110,000 KRW	6,479,094
senior note, 3.25%, 6/10/15	South Korea	6,237,750,000 KRW	5,747,699
senior note, 2.75%, 12/10/15	South Korea	15,551,940,000 KRW	14,196,514
New South Wales Treasury Corp.,			
5.25%, 5/01/13	Australia	4,785,000 AUD	4,962,045
5.50%, 8/01/13	Australia	30,335,000 AUD	31,655,386
Nota Do Tesouro Nacional,			
10.00%, 1/01/14	Brazil	5,200[o] BRL	2,627,433
10.00%, 1/01/17	Brazil	47,650[o] BRL	24,591,907
[p]Index Linked, 6.00%, 5/15/15	Brazil	16,430[o] BRL	19,838,788

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Nota Do Tesouro Nacional, (continued)			
[p]Index Linked, 6.00%, 8/15/16	Brazil	4,799[o] BRL	$ 5,931,052
[p]Index Linked, 6.00%, 8/15/18	Brazil	4,550[o] BRL	5,792,365
Queensland Treasury Corp., senior note, 6.00%,			
8/14/13	Australia	2,045,000 AUD	2,139,115
8/21/13	Australia	17,975,000 AUD	18,810,500
Uruguay Notas del Tesoro,			
9.00%, 1/27/14	Uruguay	41,660,000 UYU	2,201,792
10.50%, 3/21/15	Uruguay	80,790,000 UYU	4,337,373
10.25%, 8/22/15	Uruguay	376,880,000 UYU	20,293,394
9.50%, 1/27/16	Uruguay	50,700,000 UYU	2,669,483
[n]Index Linked, 4.00%, 6/14/15	Uruguay	124,737,678 UYU	6,905,268
[n]Index Linked, 2.25%, 8/23/17	Uruguay	103,140,924 UYU	5,506,120
Western Australia Treasury Corp., 8.00%, 6/15/13	Australia	22,353,000 AUD	23,317,379
Total Foreign Government and Agency Securities (Cost $1,608,301,831)			1,695,800,338
U.S. Government and Agency Securities 2.0%			
U.S. Treasury Bond,			
4.50%, 2/15/16	United States	10,000,000	11,171,880
4.50%, 5/15/17	United States	8,000,000	9,283,752
7.125%, 2/15/23	United States	3,000,000	4,516,407
6.25%, 8/15/23	United States	4,000,000	5,737,500
6.875%, 8/15/25	United States	1,000,000	1,541,875
5.25%, 2/15/29	United States	1,750,000	2,434,142
U.S. Treasury Note,			
3.375%, 6/30/13	United States	2,000,000	2,011,328
4.25%, 8/15/13	United States	1,000,000	1,012,344
4.25%, 11/15/14	United States	700,000	743,695
2.375%, 3/31/16	United States	24,000,000	25,447,512
4.75%, 8/15/17	United States	7,000,000	8,258,362
3.875%, 5/15/18	United States	22,000,000	25,516,568
3.75%, 11/15/18	United States	39,000,000	45,364,917
[n]Index Linked, 0.125%, 4/15/16	United States	9,463,734	9,918,439
[n]Index Linked, 0.625%, 7/15/21	United States	10,298,128	11,773,654
Total U.S. Government and Agency Securities (Cost $154,038,482)			164,732,375
Asset-Backed Securities and Commercial Mortgage-Backed Securities 3.6%			
Banks 2.1%			
Banc of America Commercial Mortgage Inc., 2006-4, AJ, 5.695%, 7/10/46	United States	16,762,000	17,507,222
[f,k]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.499%, 11/15/15	United States	13,508,744	13,648,101
Bear Stearns Commercial Mortgage Securities Inc.,			
[k]2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	15,000,000	15,827,430
[k]2006-PW12, AJ, FRN, 5.932%, 9/11/38	United States	7,000,000	7,312,981
2006-PW13, AJ, 5.611%, 9/11/41	United States	21,575,000	21,867,956

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Banks (continued)			
Citigroup Commercial Mortgage Trust,			
2006-C5, AJ, 5.482%, 10/15/49	United States	16,400,000	$ 16,569,756
[k]2007-C6, AM, FRN, 5.885%, 6/10/17	United States	6,500,000	7,428,483
[k]2008-C7, A4, FRN, 6.072%, 12/10/49	United States	19,150,000	22,875,068
Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3,			
A5, 5.617%, 10/15/48	United States	2,000,000	2,260,700
[k]AJ, FRN, 5.688%, 10/15/48	United States	11,300,000	10,819,501
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	2,800,000	2,369,980
Greenwich Capital Commercial Funding Corp.,			
2005-GG5, A5, 5.224%, 4/10/37	United States	8,320,000	9,095,016
[k]2006-GG7, AJ, FRN, 5.867%, 7/10/38	United States	12,000,000	12,149,286
GS Mortgage Securities Corp. II, 2006-GG8, A4, 5.56%, 11/10/39	United States	5,000,000	5,702,190
[k]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.391%, 11/12/37	United States	2,875,000	3,067,917
Wells Fargo Mortgage Backed Securities Trust,			
[k]2004-W, A9, FRN, 2.762%, 11/25/34	United States	5,343,768	5,564,273
2007-3, 3A1, 5.50%, 4/25/37	United States	3,123,266	3,228,442
			177,294,302
Diversified Financials 1.5%			
[f,k]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.288%, 11/25/20	Cayman Islands	3,840,000	3,727,008
[f,h,k]Atrium CDO Corp., 10A, C, 144A, FRN, 2.876%, 7/16/25	Cayman Islands	13,950,000	13,754,700
[f,k]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.621%, 3/11/21	Cayman Islands	3,881,000	3,633,761
[f,k]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.288%, 1/30/25	Cayman Islands	7,450,980	7,444,311
[f,k]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.277%, 10/15/21	Cayman Islands	2,680,000	2,601,046
[f,k]Commercial Industrial Finance Corp., 2007-3A, A1J, 144A, FRN, 0.676%, 7/26/21	Cayman Islands	5,130,000	4,881,657
[k,q]German Residential Asset Note Distributor PLC, 1, C, Reg S, FRN, 2.095%, 1/20/21	Germany	5,875,404 EUR	7,712,936
[f]G-Force 2005-RR LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	11,144,000	10,389,551
[f,k]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.699%, 11/01/17	Cayman Islands	8,002,000	7,559,537
[f,k]ING Investment Management CLO Ltd.,			
2013-1A, B, 144A, FRN, 3.184%, 4/15/24	Cayman Islands	2,740,000	2,740,005
2013-1A, C, 144A, FRN, 3.784%, 4/15/24	Cayman Islands	4,440,000	4,248,622
2013-2A, B, 144A, FRN, 2.956%, 4/25/25	United States	10,770,000	10,651,530
[k]Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.68%, 3/12/44	United States	2,500,000	2,618,416
[f,k]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.624%, 12/24/39	Cayman Islands	9,033,704	8,588,839
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	97,905	97,326

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Diversified Financials (continued)			
[g]Talisman 6 Finance, Reg S, FRN, 0.391%, 10/22/16	Ireland	15,993,439 EUR	$ 19,921,400
[f,k]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.524%, 8/01/22	Cayman Islands	13,563,100	13,060,180
			123,630,825
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $275,270,039)			300,925,127
Mortgage-Backed Securities 6.1%			
[k]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%[†]			
FHLMC, 2.459%, 1/01/33	United States	147,066	157,631
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.0%			
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	1,371,480	1,461,379
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22	United States	1,710,791	1,822,151
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19	United States	215,248	231,046
FHLMC Gold 30 Year, 3.00%, 11/01/42 - 4/01/43	United States	32,685,323	34,097,114
FHLMC Gold 30 Year, 3.50%, 4/01/42	United States	6,648,011	7,076,302
FHLMC Gold 30 Year, 4.00%, 9/01/40	United States	13,328,572	14,241,266
FHLMC Gold 30 Year, 4.50%, 8/01/40 - 10/01/40	United States	6,633,125	7,109,686
FHLMC Gold 30 Year, 5.00%, 5/01/27 - 4/01/38	United States	10,679,152	11,486,376
FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	3,876,159	4,250,976
FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	1,738,493	1,913,765
FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	877,138	996,999
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	84,661	97,660
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	16,828	20,645
FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	383	418
FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	181	217
			84,806,000
[k]Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%[†]			
FNMA, 2.33%, 4/01/20	United States	104,506	108,228
FNMA, 2.334%, 12/01/34	United States	404,435	431,335
			539,563
Federal National Mortgage Association (FNMA) Fixed Rate 5.0%			
FNMA 15 Year, 2.50%, 6/01/27 - 4/01/28	United States	59,610,192	62,411,236
FNMA 15 Year, 3.00%, 9/01/21 - 7/01/27	United States	27,046,475	28,662,529
FNMA 15 Year, 3.50%, 12/01/20 - 4/01/26	United States	20,332,099	21,617,349
FNMA 15 Year, 4.00%, 7/01/15 - 9/01/20	United States	9,140,341	9,759,382
FNMA 15 Year, 4.50%, 3/01/20	United States	295,631	317,821
FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18	United States	379,934	408,909
FNMA 15 Year, 5.50%, 7/01/13 - 4/01/22	United States	5,678,050	6,063,175
FNMA 15 Year, 6.00%, 7/01/16 - 10/01/16	United States	17,970	19,026
FNMA 15 Year, 6.50%, 6/01/13	United States	128	129
FNMA 15 Year, 7.50%, 10/01/14	United States	1,785	1,836
[h]FNMA 30 Year, 3.00%, 12/01/42 - 5/15/43	United States	92,289,047	96,582,803
FNMA 30 Year, 3.50%, 9/01/42 - 10/01/42	United States	24,577,515	26,219,218
FNMA 30 Year, 4.00%, 11/01/40 - 1/01/41	United States	6,468,314	6,927,603
FNMA 30 Year, 4.50%, 3/01/28 - 7/01/41	United States	23,882,243	25,805,146

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
Federal National Mortgage Association (FNMA) Fixed Rate (continued)			
FNMA 30 Year, 5.00%, 9/01/23 - 1/01/42	United States	97,447,783	$ 105,985,997
FNMA 30 Year, 5.50%, 9/01/33 - 7/01/38	United States	9,411,849	10,320,486
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	10,440,455	11,529,494
FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	2,189,964	2,485,250
FNMA 30 Year, 7.50%, 10/01/29	United States	15,634	19,076
FNMA 30 Year, 8.00%, 1/01/25 - 6/01/26	United States	8,301	9,990
FNMA 30 Year, 8.50%, 7/01/25	United States	630	658
			415,147,113
Government National Mortgage Association (GNMA) Fixed Rate 0.1%			
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	499,532	551,419
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	1,276,943	1,404,352
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	157,959	178,643
GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32	United States	119,722	140,150
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	35,879	42,774
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	7,440	8,636
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	7,849	9,148
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	115	135
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	386	389
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	621	624
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	729,062	807,468
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	373,291	420,040
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	323,367	383,723
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	160,989	189,387
GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32	United States	71,157	77,066
			4,213,954
Total Mortgage-Backed Securities (Cost $498,521,730)			504,864,261
Municipal Bonds 1.8%			
California State GO,			
Build America Bonds, Various Purpose, 7.625%, 3/01/40	United States	6,200,000	9,288,344
Refunding, 5.00%, 4/01/38	United States	20,000,000	21,823,000
Various Purpose, 6.00%, 4/01/38	United States	10,000,000	11,954,400
Various Purpose, 6.00%, 11/01/39	United States	1,000,000	1,211,280
Various Purpose, 5.25%, 11/01/40	United States	3,375,000	3,859,380
Various Purpose, 7.60%, 11/01/40	United States	15,000,000	22,774,200
Various Purpose, Refunding, 5.25%, 3/01/38	United States	7,220,000	8,089,505
Various Purpose, Refunding, NATL Insured, 4.50%, 12/01/32	United States	1,815,000	1,958,494
Various Purpose, Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	1,755,000	1,880,991
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%, 7/01/20	United States	27,550,000	27,717,504
Illinois State GO,			
5.877%, 3/01/19	United States	20,000,000	23,077,800
Build America Bonds, 7.35%, 7/01/35	United States	8,000,000	9,826,480

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Municipal Bonds (continued)			
Redondo Beach USD, GO, Build America Bonds, Election of 2008, Direct Payment to District, Series D, 6.461%, 8/01/40	United States	7,550,000	$ 8,387,069
Total Municipal Bonds (Cost $127,860,516)			151,848,447
Total Investments before Short Term Investments (Cost $6,746,827,845)			7,155,811,586
Short Term Investments 14.2%			
Foreign Government and Agency Securities 4.6%			
[r]Bank of Negara Monetary Notes, 5/02/13 - 3/20/14	Malaysia	232,805,000 MYR	75,673,364
[r]Canada Treasury Bill, 8/15/13	Canada	1,980,000 CAD	1,958,639
Government of Canada,			
2.50%, 9/01/13	Canada	3,133,000 CAD	3,125,920
1.00%, 2/01/14	Canada	9,923,000 CAD	9,851,091
2.00%, 3/01/14	Canada	3,656,000 CAD	3,659,339
Government of Hungary, E, 7.50%, 10/24/13	Hungary	663,590,000 HUF	2,962,730
[r]Hungary Treasury Bills, 7/17/13 - 3/05/14	Hungary	4,749,480,000 HUF	20,261,271
Korea Monetary Stabilization Bond,			
[r]6/11/13	South Korea	230,720,000 KRW	208,789
senior bond, 3.38%, 5/09/13	South Korea	13,731,000,000 KRW	12,466,098
senior note, 3.28%, 6/09/13	South Korea	29,921,780,000 KRW	27,177,722
[r]Malaysia Treasury Bills, 5/03/13 - 6/28/13	Malaysia	42,590,000 MYR	13,937,992
[r]Mexico Treasury Bill, 9/19/13	Mexico	3,235,800 MXN	2,623,517
[h,r]Mexico Treasury Bills, 1/09/14 - 4/30/14	Mexico	12,778,960 MXN	10,192,399
[r]Monetary Authority of Singapore Treasury Bills, 7/05/13	Singapore	4,723,000 SGD	3,832,581
[r]Philippine Treasury Bills, 5/02/13 - 4/02/14	Philippines	1,936,430,000 PHP	46,961,410
[h,r]Singapore Treasury Bills, 5/02/13 - 5/02/14	Singapore	105,263,000 SGD	85,415,748
[r]Sri Lanka Treasury Bills, 8/02/13 - 10/11/13	Sri Lanka	9,980,000 LKR	76,370
[r]Sweden Treasury Bills, 6/19/13 - 9/18/13	Sweden	199,745,000 SEK	30,716,132
Uruguay Treasury Bills,			
[r]8/09/13	Uruguay	193,780,000 UYU	10,040,381
Strip, 9/09/13	Uruguay	352,100,000 UYU	18,091,238
Total Foreign Government and Agency Securities (Cost $369,782,956)			379,232,731
Total Investments before Money Market Funds (Cost $7,116,610,801)			7,535,044,317
		Shares	
Money Market Funds (Cost $799,650,195) 9.6%			
[a,s]Institutional Fiduciary Trust Money Market Portfolio	United States	799,650,195	799,650,195
Total Investments (Cost $7,916,260,996) 100.5%			8,334,694,512
Other Assets, less Liabilities (0.5)%			(42,250,107)
Net Assets 100.0%			$8,292,444,405

Franklin Strategic Income Fund

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Security has been deemed illiquid because it may not be able to be sold within seven days.

[c]See Note 1(f) regarding investment in FT Holdings Corporation II.

[d]At April 30, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[e]See Note 9 regarding restricted securities.

[f]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2013, the aggregate value of these securities was $1,420,176,116, representing 17.13% of net assets.

[g]Perpetual security with no stated maturity date.

[h]A portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).

[i]Income may be received in additional securities and/or cash.

[j]See Note 8 regarding defaulted securities.

[k]The coupon rate shown represents the rate at period end.

[l]See Note 1(h) regarding senior floating rate interests.

[m]Principal amount is stated in 100 Mexican Peso Units.

[n]Principal amount of security is adjusted for inflation. See Note 1(j).

[o]Principal amount is stated in 1000 Brazilian Real Units.

[p]Redemption price at maturity is adjusted for inflation. See Note 1(j).

[q]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2013, the aggregate value of these securities was $27,634,336, representing 0.33% of net assets.

[r]The security is traded on a discount basis with no stated coupon rate.

[s]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Franklin Strategic Series

Statement of Investments, April 30, 2013 *(continued)*

Franklin Strategic Income Fund

At April 30, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBAB	Buy	2,166,009	$ 3,490,911	5/02/13	$ —	$ (126,171)
British Pound	DBAB	Buy	1,284,637	1,995,683	5/02/13	3,070	—
British Pound	DBAB	Sell	3,450,646	5,571,413	5/02/13	211,082	—
Euro	DBAB	Sell	968,556	1,259,122	5/02/13	—	(16,192)
Euro	DBAB	Sell	1,414,000	1,866,480	5/06/13	4,593	—
Philippine Peso	JPHQ	Buy	456,800,000	10,724,767	5/06/13	366,784	—
Euro	DBAB	Sell	1,112,241	1,468,047	5/07/13	3,492	—
Chilean Peso	DBAB	Buy	6,734,000,000	13,304,356	5/08/13	977,419	—
Indian Rupee	HSBC	Buy	513,580,000	9,530,950	5/08/13	20,177	—
Philippine Peso	JPHQ	Buy	19,908,000	482,665	5/10/13	646	—
Philippine Peso	DBAB	Buy	61,862,000	1,500,194	5/10/13	1,645	—
Singapore Dollar	DBAB	Buy	17,302,320	13,925,408	5/10/13	119,842	—
Euro	DBAB	Sell	3,090,000	4,014,528	5/13/13	—	(54,419)
Indian Rupee	JPHQ	Buy	142,170,000	2,510,064	5/13/13	131,233	—
Philippine Peso	HSBC	Buy	30,880,000	750,955	5/14/13	—	(1,388)
British Pound	DBAB	Buy	5,873,459	9,341,888	5/17/13	—	(218,845)
British Pound	DBAB	Sell	8,057,500	12,874,274	5/17/13	358,835	—
Euro	DBAB	Sell	2,050,692	2,614,837	5/21/13	—	(85,678)
Euro	JPHQ	Sell	855,033	1,096,824	5/23/13	—	(29,167)
Euro	DBAB	Sell	800,000	1,012,600	5/29/13	—	(40,959)
Indian Rupee	JPHQ	Buy	229,023,000	4,203,530	5/31/13	36,034	—
Indian Rupee	DBAB	Buy	81,531,000	1,490,962	6/04/13	17,138	—
Indian Rupee	HSBC	Buy	94,216,000	1,723,248	6/04/13	19,489	—
Euro	DBAB	Sell	3,488,331	4,339,240	6/05/13	—	(254,934)
Singapore Dollar	JPHQ	Buy	18,544,500	15,196,673	6/05/13	—	(142,963)
Indian Rupee	DBAB	Buy	60,055,000	1,079,602	6/07/13	30,609	—
Indian Rupee	DBAB	Buy	16,259,000	291,786	6/11/13	8,556	—
Indian Rupee	HSBC	Buy	16,031,000	287,865	6/11/13	8,265	—
Indian Rupee	HSBC	Buy	40,470,000	732,445	6/13/13	14,843	—
Indian Rupee	DBAB	Buy	128,487,000	2,329,604	6/17/13	41,114	—
Indian Rupee	JPHQ	Buy	807,353,000	14,665,147	6/17/13	231,352	—
Indian Rupee	DBAB	Buy	40,697,000	734,311	6/18/13	16,446	—
Chilean Peso	DBAB	Buy	2,426,750,000	5,000,000	6/20/13	115,247	—
Indian Rupee	DBAB	Buy	37,071,000	670,829	6/20/13	12,775	—
Indian Rupee	JPHQ	Buy	444,800,000	8,056,001	6/21/13	144,715	—
Singapore Dollar	DBAB	Buy	3,982,600	3,189,652	6/21/13	43,311	—
Singapore Dollar	HSBC	Buy	3,182,000	2,548,046	6/21/13	35,012	—
Euro	UBSW	Sell	9,972,000	12,492,922	6/28/13	—	(642,416)
Euro	DBAB	Sell	1,175,900	1,476,813	6/28/13	—	(72,109)
Japanese Yen	BZWS	Sell	1,772,250,000	22,489,055	7/02/13	4,301,351	—
Indian Rupee	HSBC	Buy	810,750,000	14,608,108	7/03/13	304,294	—
British Pound	DBAB	Sell	992,188	1,538,883	7/09/13	—	(1,765)
Euro	DBAB	Sell	4,572,237	5,697,007	7/09/13	—	(326,169)

Statement of Investments, April 30, 2013 *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	HSBC	Buy	512,050,000	$ 9,189,451	7/10/13	$ 215,237	$ —
Chilean Peso	DBAB	Buy	1,632,000,000	3,149,059	7/11/13	281,386	—
Euro	DBAB	Sell	4,880,504	6,037,672	7/11/13	—	(391,700)
British Pound	DBAB	Sell	825,578	1,278,821	7/12/13	—	(3,100)
Indian Rupee	DBAB	Buy	59,919,000	1,081,545	7/12/13	18,517	—
Indian Rupee	JPHQ	Buy	84,715,000	1,535,554	7/18/13	17,816	—
Indian Rupee	DBAB	Buy	29,785,000	544,095	7/22/13	1,605	—
Indian Rupee	JPHQ	Buy	42,318,000	773,323	7/22/13	1,998	—
Euro	DBAB	Sell	2,202,128	2,716,546	7/23/13	—	(184,726)
Euro	DBAB	Sell	4,253,562	5,191,904	7/25/13	—	(412,191)
Euro	DBAB	Sell	1,145,395	1,390,453	7/26/13	—	(118,625)
Euro	BZWS	Sell	5,986,000	7,777,610	7/26/13	—	(109,046)
Euro	CITI	Sell	2,785,851	3,616,313	7/26/13	—	(54,092)
Indian Rupee	DBAB	Buy	60,176,000	1,092,530	7/26/13	9,065	—
Indian Rupee	JPHQ	Buy	655,080,000	11,895,514	7/26/13	96,523	—
Euro	DBAB	Sell	20,510,000	24,995,537	7/29/13	—	(2,027,384)
Euro	DBAB	Sell	6,594,766	8,820,632	7/29/13	131,707	—
Euro	BZWS	Sell	2,962,111	3,966,060	7/29/13	63,334	—
Indian Rupee	JPHQ	Buy	202,327,000	3,684,266	7/29/13	17,289	—
Euro	DBAB	Sell	4,895,472	6,060,105	7/31/13	—	(390,022)
British Pound	DBAB	Sell	846,924	1,323,826	8/01/13	8,895	—
Euro	JPHQ	Sell	3,379,556	4,131,929	8/06/13	—	(321,090)
Chilean Peso	JPHQ	Buy	1,352,200,000	2,799,586	8/08/13	32,247	—
Euro	CITI	Sell	1,324,074	1,652,683	8/08/13	—	(91,991)
Euro	CITI	Sell	384,312	480,279	8/09/13	—	(26,117)
Chilean Peso	BZWS	Buy	4,164,400,000	8,616,594	8/12/13	99,916	—
Japanese Yen	DBAB	Sell	112,187,000	1,432,858	8/19/13	281,139	—
Chilean Peso	JPHQ	Buy	5,646,370,800	11,270,201	8/20/13	535,375	—
Euro	BZWS	Sell	5,503,000	6,812,164	8/20/13	—	(439,606)
Japanese Yen	JPHQ	Sell	50,440,000	639,027	8/20/13	121,202	—
Japanese Yen	UBSW	Sell	101,506,000	1,289,211	8/20/13	247,134	—
Japanese Yen	HSBC	Sell	208,867,000	2,647,237	8/20/13	502,976	—
Euro	UBSW	Sell	9,800,000	12,128,970	8/22/13	—	(785,531)
Euro	DBAB	Sell	597,997	753,016	8/22/13	—	(35,028)
Japanese Yen	BZWS	Sell	50,333,000	636,724	8/22/13	119,989	—
Euro	BZWS	Sell	2,935,231	3,675,496	8/23/13	—	(192,601)
Japanese Yen	CITI	Sell	100,563,000	1,272,225	8/23/13	239,805	—
Japanese Yen	DBAB	Sell	49,740,000	629,660	8/23/13	119,009	—
Japanese Yen	HSBC	Sell	99,826,000	1,264,292	8/23/13	239,439	—
Euro	UBSW	Sell	15,984,655	20,000,000	8/26/13	—	(1,065,363)
Euro	BZWS	Sell	9,189,134	11,512,515	8/26/13	—	(597,378)
Japanese Yen	UBSW	Sell	110,527,000	1,401,027	8/26/13	266,285	—
Japanese Yen	JPHQ	Sell	100,349,000	1,272,980	8/26/13	242,732	—
Japanese Yen	BZWS	Sell	139,815,000	1,774,527	8/26/13	339,096	—

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	DBAB	Buy	4,134,000	$ 3,324,049	8/26/13	$ 32,045	$ —
Euro	DBAB	Sell	11,336,000	14,332,218	8/27/13	—	(607,041)
Japanese Yen	DBAB	Sell	1,803,257,000	23,052,478	8/27/13	4,538,922	—
Japanese Yen	HSBC	Sell	158,794,000	2,030,614	8/27/13	400,318	—
Japanese Yen	JPHQ	Sell	50,640,000	647,757	8/27/13	127,849	—
Singapore Dollar	DBAB	Buy	2,577,000	2,076,384	8/27/13	15,697	—
Euro	DBAB	Sell	16,296,026	20,486,890	8/28/13	—	(989,164)
Euro	DBAB	Sell	3,473,733	4,393,578	8/29/13	—	(184,390)
Japanese Yen	JPHQ	Sell	49,853,000	636,753	8/30/13	124,913	—
Singapore Dollar	DBAB	Buy	1,290,500	1,032,648	8/30/13	15,019	—
Euro	DBAB	Sell	3,110,248	3,929,799	9/04/13	—	(169,340)
Euro	BZWS	Sell	1,131,025	1,431,821	9/10/13	—	(58,881)
Euro	BZWS	Sell	1,107,838	1,422,109	9/12/13	—	(38,056)
Euro	BZWS	Sell	3,163,096	4,095,102	9/16/13	—	(74,094)
Euro	UBSW	Sell	2,950,776	3,817,714	9/17/13	—	(71,661)
Euro	BZWS	Sell	742,104	977,574	9/19/13	—	(599)
Singapore Dollar	JPHQ	Buy	2,638,000	2,156,638	9/19/13	—	(14,991)
Singapore Dollar	DBAB	Buy	3,699,000	2,963,467	9/19/13	39,547	—
Euro	DBAB	Sell	3,790,000	5,008,409	9/20/13	12,743	—
Euro	UBSW	Sell	6,411,937	8,474,849	9/20/13	23,162	—
Japanese Yen	DBAB	Sell	2,094,875,000	25,000,000	9/20/13	3,488,329	—
Euro	DBAB	Sell	2,972,820	3,893,800	9/23/13	—	(24,823)
Euro	DBAB	Sell	6,095,000	8,107,813	9/23/13	73,690	—
Euro	BZWS	Sell	1,894,260	2,462,121	9/24/13	—	(34,818)
Euro	DBAB	Sell	9,302,000	11,998,185	9/30/13	—	(263,945)
Japanese Yen	JPHQ	Sell	387,212,500	5,000,000	9/30/13	1,023,506	—
Philippine Peso	HSBC	Buy	50,559,000	1,212,039	10/04/13	10,494	—
Philippine Peso	DBAB	Buy	63,030,000	1,507,895	10/04/13	16,191	—
Euro	UBSW	Sell	8,180,000	10,594,163	10/07/13	—	(189,533)
Euro	DBAB	Sell	835,443	1,081,732	10/07/13	—	(19,633)
Philippine Peso	HSBC	Buy	75,377,000	1,812,426	10/07/13	10,133	—
Euro	BZWS	Sell	8,197,000	10,660,199	10/11/13	—	(146,261)
Philippine Peso	HSBC	Buy	43,478,000	1,046,125	10/11/13	5,078	—
Philippine Peso	JPHQ	Buy	24,697,000	594,521	10/11/13	2,599	—
Euro	DBAB	Sell	7,975,252	10,355,067	10/15/13	—	(159,395)
Philippine Peso	DBAB	Buy	14,740,000	354,165	10/16/13	2,190	—
Euro	DBAB	Sell	3,327,609	4,355,175	10/18/13	—	(32,006)
Malaysian Ringgit	JPHQ	Buy	2,290,000	737,164	10/18/13	6,256	—
Singapore Dollar	JPHQ	Buy	2,660,000	2,149,495	10/21/13	10,075	—
Euro	DBAB	Sell	444,306	583,462	10/22/13	—	(2,338)
Japanese Yen	DBAB	Sell	115,980,000	1,468,101	10/22/13	276,829	—
Malaysian Ringgit	DBAB	Buy	30,637,000	9,881,309	10/23/13	61,127	—
Malaysian Ringgit	HSBC	Buy	20,429,388	6,588,000	10/24/13	41,360	—
Euro	BZWS	Sell	935,270	1,219,985	10/25/13	—	(13,163)

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	651,360,000	$ 6,563,284	10/25/13	$ —	$ (127,229)
Chilean Peso	CITI	Buy	1,510,671,000	3,104,544	10/28/13	24,725	—
Japanese Yen	JPHQ	Sell	993,630,000	12,498,098	10/28/13	2,291,653	—
Euro	UBSW	Sell	9,398,000	12,250,763	10/29/13	—	(140,877)
Euro	DBAB	Sell	5,905,773	7,643,399	10/31/13	—	(143,746)
Japanese Yen	JPHQ	Sell	1,081,080,000	13,598,559	11/01/13	2,493,379	—
Euro	DBAB	Sell	1,081,381	1,411,186	11/04/13	—	(14,739)
Euro	BZWS	Sell	2,275,342	2,962,063	11/05/13	—	(38,265)
Japanese Yen	BZWS	Sell	386,912,500	4,867,436	11/05/13	892,790	—
Euro	DBAB	Sell	2,722,738	3,506,069	11/07/13	—	(84,274)
Euro	DBAB	Sell	5,072,000	6,517,520	11/08/13	—	(170,747)
Euro	JPHQ	Sell	1,674,559	2,144,231	11/12/13	—	(64,034)
Euro	DBAB	Sell	3,700,000	4,858,840	11/14/13	—	(20,495)
Euro	DBAB	Sell	980,583	1,251,832	11/15/13	—	(41,314)
Japanese Yen	MSCO	Sell	39,600,000	500,600	11/15/13	93,758	—
Euro	DBAB	Sell	274,053	352,087	11/19/13	—	(9,335)
Malaysian Ringgit	DBAB	Buy	1,869,600	600,000	11/19/13	5,671	—
Euro	UBSW	Sell	3,997,188	5,116,800	11/20/13	—	(154,747)
Euro	JPHQ	Sell	956,373	1,220,920	11/20/13	—	(40,358)
Malaysian Ringgit	HSBC	Buy	1,130,000	362,038	11/20/13	4,011	—
Chilean Peso	DBAB	Buy	2,000,000,000	3,969,829	11/29/13	157,932	—
Euro	DBAB	Sell	5,317,857	6,903,417	11/29/13	—	(110,444)
Euro	DBAB	Sell	5,240,000	6,832,724	12/03/13	—	(78,710)
Euro	UBSW	Sell	12,746,000	16,732,566	12/09/13	—	(80,054)
Euro	DBAB	Sell	25,404,261	33,348,173	12/10/13	—	(161,651)
Japanese Yen	UBSW	Sell	1,055,280,000	12,890,018	12/12/13	2,045,266	—
Euro	DBAB	Sell	7,500,000	9,786,000	12/13/13	—	(107,254)
Euro	JPHQ	Sell	774,000	1,010,314	12/13/13	—	(10,670)
Euro	CITI	Sell	10,316,000	13,548,003	12/17/13	—	(60,353)
Euro	DBAB	Sell	1,947,500	2,572,063	12/18/13	2,994	—
Euro	DBAB	Sell	1,398,222	1,856,587	12/20/13	12,070	—
Euro	DBAB	Sell	877,650	1,163,413	1/03/14	5,475	—
Malaysian Ringgit	DBAB	Buy	2,856,400	923,415	1/08/14	—	(1,001)
Chilean Peso	DBAB	Buy	6,367,400,000	12,931,357	1/10/14	147,527	—
Japanese Yen	HSBC	Sell	642,460,000	7,367,661	1/10/14	763,337	—
British Pound	DBAB	Sell	1,072,503	1,716,006	1/13/14	51,929	—
Euro	UBSW	Sell	19,118,050	25,035,674	1/13/14	—	(190,343)
Euro	DBAB	Sell	9,119,948	11,960,812	1/13/14	—	(72,840)
Euro	JPHQ	Sell	3,605,906	4,721,032	1/14/14	—	(36,958)
Euro	DBAB	Sell	6,324,316	8,379,086	1/14/14	34,155	—
Euro	DBAB	Sell	3,635,363	4,859,574	1/16/14	62,624	—
Japanese Yen	UBSW	Sell	1,289,890,000	14,538,886	1/16/14	1,278,326	—
Malaysian Ringgit	JPHQ	Buy	525,000	171,093	1/16/14	—	(1,642)

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	717,675	$ 957,378	1/17/14	$ 10,380	$ —
Euro	JPHQ	Sell	7,281,540	9,701,560	1/22/14	92,846	—
Euro	DBAB	Sell	10,100,000	13,490,065	1/22/14	162,114	—
Japanese Yen	DBAB	Sell	1,804,920,000	20,289,119	1/22/14	1,732,701	—
Euro	DBAB	Sell	27,086,360	36,684,483	1/30/14	938,664	—
Chilean Peso	DBAB	Buy	1,969,000,000	4,000,000	1/31/14	34,726	—
Euro	DBAB	Sell	17,959,934	24,228,178	1/31/14	526,266	—
Euro	MSCO	Sell	2,920,000	3,931,984	1/31/14	78,430	—
Japanese Yen	DBAB	Sell	271,050,000	3,000,000	1/31/14	213,051	—
Euro	DBAB	Sell	14,788,625	19,924,714	2/06/14	406,919	—
Chilean Peso	DBAB	Buy	2,030,000,000	4,110,976	2/07/14	45,385	—
Euro	DBAB	Sell	3,967,734	5,324,422	2/11/14	87,624	—
Japanese Yen	JPHQ	Sell	514,551,000	5,535,003	2/12/14	243,637	—
Japanese Yen	HSBC	Sell	514,820,000	5,534,985	2/12/14	240,853	—
Euro	UBSW	Sell	6,497,000	8,714,426	2/13/14	139,227	—
Japanese Yen	JPHQ	Sell	341,500,000	3,690,017	2/13/14	178,175	—
Japanese Yen	CITI	Sell	681,970,000	7,380,029	2/13/14	366,936	—
Japanese Yen	JPHQ	Sell	341,660,000	3,689,952	2/18/14	176,262	—
Japanese Yen	GSCO	Sell	413,700,000	4,444,564	2/18/14	190,003	—
Japanese Yen	CITI	Sell	340,580,000	3,689,984	2/19/14	187,362	—
Japanese Yen	GSCO	Sell	342,050,000	3,689,999	2/19/14	172,259	—
Euro	DBAB	Sell	11,080,000	14,651,860	2/25/14	26,056	—
Japanese Yen	BZWS	Sell	170,800,000	1,845,010	2/25/14	88,333	—
Japanese Yen	BZWS	Sell	765,170,000	8,217,902	2/27/14	347,952	—
Japanese Yen	DBAB	Sell	114,235,000	1,247,999	2/27/14	73,066	—
Singapore Dollar	DBAB	Buy	1,290,500	1,042,660	2/28/14	5,346	—
Euro	DBAB	Sell	32,889,819	43,274,779	3/03/14	—	(142,816)
Euro	UBSW	Sell	7,337,000	9,628,712	3/03/14	—	(56,805)
Japanese Yen	JPHQ	Sell	286,100,000	3,146,169	3/03/14	203,429	—
Japanese Yen	HSBC	Sell	286,000,000	3,141,131	3/04/14	199,386	—
Japanese Yen	UBSW	Sell	319,100,000	3,471,119	3/04/14	188,914	—
Japanese Yen	DBAB	Sell	1,262,100,000	13,718,031	3/04/14	736,296	—
Euro	DBAB	Sell	8,600,000	11,234,180	3/05/14	—	(118,825)
Euro	DBAB	Sell	5,700,000	7,396,035	3/06/14	—	(128,702)
Euro	DBAB	Sell	13,164,834	17,094,590	3/17/14	—	(286,476)
Euro	DBAB	Sell	5,989,400	7,772,504	3/18/14	—	(135,163)
Euro	JPHQ	Sell	1,796,800	2,354,257	3/19/14	—	(18,039)
Singapore Dollar	HSBC	Buy	4,228,000	3,389,043	3/19/14	44,614	—
Euro	DBAB	Sell	19,515,107	25,320,563	3/20/14	—	(445,266)
Euro	JPHQ	Sell	2,995,000	3,893,470	3/20/14	—	(60,834)
Euro	JPHQ	Sell	2,995,000	3,875,635	3/21/14	—	(78,706)
Euro	JPHQ	Sell	2,995,000	3,890,131	3/24/14	—	(64,321)
Euro	JPHQ	Sell	2,396,000	3,101,874	3/25/14	—	(61,717)
Euro	DBAB	Sell	4,664,548	6,074,640	3/26/14	—	(84,315)

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	4,646,840	$ 6,000,000	3/27/14	$ —	$ (135,632)
Japanese Yen	DBAB	Sell	468,900,000	5,000,000	3/27/14	175,705	—
Euro	DBAB	Sell	1,426,335	1,839,145	3/31/14	—	(44,241)
Euro	DBAB	Sell	40,173,657	51,629,175	4/03/14	—	(1,419,107)
Euro	BZWS	Sell	667,313	858,865	4/07/14	—	(22,337)
Euro	DBAB	Sell	4,858,083	6,375,194	4/10/14	—	(40,199)
Chilean Peso	MSCO	Buy	464,940,000	950,506	4/14/14	—	(5,755)
Euro	DBAB	Sell	7,677,703	10,054,720	4/14/14	—	(84,531)
Euro	HSBC	Sell	711,759	931,643	4/16/14	—	(8,331)
Chilean Peso	MSCO	Buy	416,590,000	845,782	4/21/14	44	—
Euro	DBAB	Sell	16,281,961	21,373,583	4/22/14	—	(130,142)
Euro	BZWS	Sell	657,799	866,308	4/22/14	—	(2,453)
Euro	JPHQ	Sell	182,434	238,812	4/22/14	—	(2,130)
Euro	DBAB	Sell	2,578,396	3,379,504	4/23/14	—	(25,838)
Euro	BZWS	Sell	7,129,865	9,313,030	4/25/14	—	(103,708)
Euro	DBAB	Sell	908,953	1,187,093	4/25/14	—	(13,402)
Chilean Peso	JPHQ	Buy	937,202,000	1,886,667	4/28/14	14,663	—
British Pound	DBAB	Sell	1,284,637	1,992,600	4/29/14	—	(3,262)
Euro	DBAB	Sell	2,286,780	2,985,643	4/30/14	—	(34,752)
Euro	BZWS	Sell	460,253	600,262	4/30/14	—	(7,643)
Singapore Dollar	DBAB	Buy	20,972,900	16,951,222	4/30/14	82,773	—
Unrealized appreciation (depreciation)						40,965,176	(18,080,426)
Net unrealized appreciation (depreciation)						$22,884,750	

At April 30, 2013, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Sell Protection[d]									
Traded Index									
CDX.NA.HY.20	FBCO	30,000,000	5.00%	6/20/18	$ 829,172	$1,139,866	$ —	$ 1,969,038	Non Investment Grade
CMBX.NA.AJ.2	FBCO	30,800,000	1.09%	3/15/49	(4,294,263)	573,502	—	(3,720,761)	Non Investment Grade
LCDX.NA.19	BZWS	36,260,000	2.50%	12/20/17	458,516	1,409,881	—	1,868,397	Non Investment Grade

Franklin Strategic Income Fund

Credit Default Swap Contracts *(continued)*

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
LCDX.NA.19	DBAB	13,720,000	2.50%	12/20/17	$ (125,029)	$ 831,990	$ —	$ 706,961	Non Investment Grade
LCDX.NA.20	FBCO	19,000,000	2.50%	6/20/18	537,903	199,302	—	737,205	Non Investment Grade
MCDX.NA.19	CITI	135,000,000	1.00%	6/20/18	(1,161,930)	1,653,501	—	491,571	Non Investment Grade
Unrealized appreciation (depreciation)						5,808,042	—		
Net unrealized appreciation (depreciation)						$5,808,042			

[a]Positions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at year end:

Counterparty	Collateral Posted (Received)
BZWS	$ (6,890,000)
CITI	(1,359,242)
DBAB	(12,530,000)
FBCO	1,730,000
Total collateral	$(19,049,242)

[b]In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

[c]Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

[d]The fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Abbreviations on page 70.

Franklin Strategic Series

Financial Statements

Statement of Assets and Liabilities

April 30, 2013

	Franklin Strategic Income Fund
Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$7,116,610,801
Cost - Sweep Money Fund (Note 7)	799,650,195
Total cost of investments	$7,916,260,996
Value - Unaffiliated issuers	$7,535,044,317
Value - Sweep Money Fund (Note 7)	799,650,195
Total value of investments	8,334,694,512
Cash	1,859,768
Restricted Cash (Note 1e)	19,807,900
Foreign currency, at value (cost $12,113,633)	12,124,564
Receivables:	
Investment securities sold	61,035,185
Capital shares sold	28,423,197
Interest	88,009,051
Due from brokers	1,730,000
Swaps (premiums paid $1,759,691)	1,825,591
Unrealized appreciation on forward exchange contracts	40,965,176
Unrealized appreciation on swap contracts	5,808,042
Other assets	2,726
Total assets	8,596,285,712
Liabilities:	
Payables:	
Investment securities purchased	229,004,424
Capital shares redeemed	19,053,468
Affiliates	5,573,306
Distributions to shareholders	2,839,100
Swaps (premiums received $5,477,087)	5,581,222
Due to brokers	20,227,900
Unrealized depreciation on forward exchange contracts	18,080,426
Deferred tax	1,270,881
Accrued expenses and other liabilities	2,210,580
Total liabilities	303,841,307
Net assets, at value	$8,292,444,405
Net assets consist of:	
Paid-in capital	$7,823,200,534
Distributions in excess of net investment income	(28,829,927)
Net unrealized appreciation (depreciation)	446,587,342
Accumulated net realized gain (loss)	51,486,456
Net assets, at value	$8,292,444,405

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

April 30, 2013

	Franklin Strategic Income Fund
Class A:	
Net assets, at value	$4,966,833,929
Shares outstanding	457,519,263
Net asset value per share[a]	$10.86
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.34
Class C:	
Net assets, at value	$2,108,962,163
Shares outstanding	194,319,364
Net asset value and maximum offering price per share[a]	$10.85
Class R:	
Net assets, at value	$ 260,647,425
Shares outstanding	24,084,690
Net asset value and maximum offering price per share	$10.82
Advisor Class:	
Net assets, at value	$ 956,000,888
Shares outstanding	87,991,262
Net asset value and maximum offering price per share	$10.86

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Financial Statements *(continued)*

Statement of Operations
for the year ended April 30, 2013

	Franklin Strategic Income Fund
Investment income:	
Dividends	$ 266,042
Interest	363,767,570
Total investment income	364,033,612
Expenses:	
Management fees (Note 3a)	31,576,639
Distribution fees: (Note 3c)	
Class A	10,686,720
Class B	52,357
Class C	11,678,997
Class R	1,259,046
Transfer agent fees: (Note 3e)	
Class A	5,823,551
Class B	11,019
Class C	2,447,988
Class R	342,810
Advisor Class	1,111,251
Custodian fees (Note 4)	1,703,322
Reports to shareholders	654,773
Registration and filing fees	271,272
Professional fees	125,000
Trustees' fees and expenses	85,599
Other	148,379
Total expenses	67,978,723
Expense reductions (Note 4)	(23)
Net expenses	67,978,700
Net investment income	296,054,912
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	78,569,288
Foreign currency transactions	51,934,116
Swap contracts	11,413,020
Net realized gain (loss)	141,916,424
Net change in unrealized appreciation (depreciation) on:	
Investments	220,585,367
Translation of other assets and liabilities denominated in foreign currencies	3,856,366
Change in deferred taxes on unrealized appreciation	48,472
Net change in unrealized appreciation (depreciation)	224,490,205
Net realized and unrealized gain (loss)	366,406,629
Net increase (decrease) in net assets resulting from operations	$662,461,541

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin Strategic Income Fund	
	Year Ended April 30,	
	2013	2012
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 296,054,912	$ 272,835,576
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	141,916,424	29,606,944
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	224,490,205	(71,538,466)
Net increase (decrease) in net assets resulting from operations	662,461,541	230,904,054
Distributions to shareholders from:		
Net investment income and net foreign currency gains:		
Class A	(230,894,978)	(198,345,117)
Class B	(357,139)	(1,560,243)
Class C	(89,867,899)	(77,387,214)
Class R	(12,937,849)	(13,049,492)
Advisor Class	(46,009,914)	(39,624,033)
Net realized gains:		
Class A	(15,257,744)	—
Class B	(13,391)	—
Class C	(6,432,291)	—
Class R	(875,855)	—
Advisor Class	(2,883,125)	—
Total distributions to shareholders	(405,530,185)	(329,966,099)
Capital share transactions: (Note 2)		
Class A	1,055,895,095	525,603,331
Class B	(18,389,250)	(26,266,589)
Class C	474,619,339	234,717,424
Class R	2,168,874	19,060,945
Advisor Class	212,884,187	137,096,377
Total capital share transactions	1,727,178,245	890,211,488
Net increase (decrease) in net assets	1,984,109,601	791,149,443
Net assets:		
Beginning of year	6,308,334,804	5,517,185,361
End of year	$8,292,444,405	$6,308,334,804
Distributions in excess of net investment income included in net assets:		
End of year	$ (28,829,927)	$ (20,867,144)

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 21, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies *(continued)*

b. Foreign Currency Translation *(continued)*

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund's investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies *(continued)*

d. Derivative Financial Instruments *(continued)*

the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At April 30, 2013, the Fund had OTC derivatives in a net liability position of $1,014,518 and the aggregate value of collateral pledged for such contracts was $1,730,000.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund's investment objectives.

The Fund entered into OTC credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund's investment objectives.

At April 30, 2013, the Fund held $16,096,687 in U.S. treasury bonds and notes and $420,000 in unrestricted cash as collateral for derivatives.

See Note 10 regarding other derivative information.

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies *(continued)*

e. Restricted Cash

At April 30, 2013, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund's custodian and is reflected in the Statement of Assets and Liabilities.

f. FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain securities through its investment in FT Subsidiary, a Delaware Corporation and a wholly-owned subsidiary of the Fund. The FT Subsidiary has the ability to invest in securities consistent with the investment objective of the Fund. At April 30, 2013, the FT Subsidiary's investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund's Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the FT Subsidiary during the period ended April 30, 2013, have been included in the Fund's Statement of Operations.

g. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies *(continued)*

i. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies *(continued)*

j. Security Transactions, Investment Income, Expenses and Distributions *(continued)*

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security's interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended April 30,			
	2013[a]		2012	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	156,328,438	$1,664,710,609	110,205,413	$1,145,950,213
Shares issued in reinvestment of distributions	20,262,991	215,348,775	16,505,399	170,709,130
Shares redeemed	(77,471,999)	(824,164,289)	(76,282,811)	(791,056,012)
Net increase (decrease)	99,119,430	$1,055,895,095	50,428,001	$ 525,603,331

Notes to Financial Statements *(continued)*

Franklin Strategic Income Fund

2. Shares of Beneficial Interest *(continued)*

	Year Ended April 30,			
	2013[a]		2012	
	Shares	Amount	Shares	Amount
Class B Shares:				
Shares sold	54,707	$ 584,097	374,067	$ 3,913,817
Shares issued in reinvestment of distributions	29,976	317,252	128,513	1,338,154
Shares redeemed	(1,806,955)	(19,290,599)	(3,019,317)	(31,518,560)
Net increase (decrease)	(1,722,272)	$ (18,389,250)	(2,516,737)	$ (26,266,589)
Class C Shares:				
Shares sold	66,115,522	$ 704,117,353	44,812,321	$ 465,956,696
Shares issued in reinvestment of distributions	7,858,286	83,483,367	6,398,901	66,135,055
Shares redeemed	(29,427,899)	(312,981,381)	(28,702,840)	(297,374,327)
Net increase (decrease)	44,545,909	$ 474,619,339	22,508,382	$ 234,717,424
Class R Shares:				
Shares sold	6,457,399	$ 68,442,116	7,202,422	$ 74,612,375
Shares issued in reinvestment of distributions	1,258,648	13,320,129	1,213,962	12,520,746
Shares redeemed	(7,517,732)	(79,593,371)	(6,575,790)	(68,072,176)
Net increase (decrease)	198,315	$ 2,168,874	1,840,594	$ 19,060,945
Advisor Class Shares:				
Shares sold	33,927,651	$ 361,582,495	34,007,044	$ 354,889,660
Shares issued in reinvestment of distributions	4,139,838	44,017,295	3,405,639	35,249,576
Shares redeemed	(18,102,184)	(192,715,603)	(24,517,143)	(253,042,859)
Net increase (decrease)	19,965,305	$ 212,884,187	12,895,540	$ 137,096,377

[a]Effective March 21, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Notes to Financial Statements *(continued)*

Franklin Strategic Income Fund

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$4,303,131
CDSC retained	$ 283,827

e. Transfer Agent Fees

Each class of shares, except for the R6 share class, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets. The R6 share class pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2013, the Fund paid transfer agent fees of $9,736,619, of which $4,599,242 was retained by Investor Services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended April 30, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:		
Ordinary income	$385,981,179	$329,966,099
Long term capital gain	19,549,006	—
	$405,530,185	$329,966,099

Franklin Strategic Income Fund

5. Income Taxes *(continued)*

At April 30, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$7,941,641,580
Unrealized appreciation	$ 434,434,782
Unrealized depreciation	(41,381,850)
Net unrealized appreciation (depreciation)	$ 393,052,932
Undistributed ordinary income	$ 36,619,405
Undistributed long term capital gains	45,402,132
Distributable earnings	$ 82,021,537

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses, bond discounts and premiums, and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2013, aggregated $3,906,136,960 and $2,792,896,756, respectively.

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Credit Risk and Defaulted Securities

At April 30, 2013, the Fund had 48.92% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2013, the aggregate value of these securities was $18,322,172, representing 0.22% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

Franklin Strategic Income Fund

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
56,000	[a]NewPage Holdings Inc. (Value is 0.06% of Net Assets)	9/17/09 - 7/08/11	$12,509,592	$4,816,000

[a]The Fund also invests in unrestricted securities or other investments of the issuer, valued at $- as of April 30, 2013.

10. Other Derivative Information

At April 30, 2013, the Fund's investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	**Statement of Assets and Liabilities Location**	**Fair Value Amount**	**Statement of Assets and Liabilities Location**	**Fair Value Amount**
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$40,965,176	Unrealized depreciation on forward exchange contracts	$18,080,426
Credit contracts	Unrealized appreciation on swap contracts	5,808,042	Unrealized depreciation on swap contracts	—

Franklin Strategic Income Fund

10. Other Derivative Information *(continued)*

For the year ended April 30, 2013, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$53,676,068	$2,785,910
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	11,413,020	5,994,660

For the year ended April 30, 2013, the average month end market value of derivatives represented 0.76% of average month end net assets. The average month end number of open derivative contracts for the year was 251.

See Note 1(d) regarding derivative financial instruments.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended April 30, 2013, the Fund did not use the Global Credit Facility.

Notes to Financial Statements *(continued)*

Franklin Strategic Income Fund

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2013, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Consumer Services	$ —	$ 5,077,745	$ —	$ 5,077,745
Materials	—	—	4,816,000[b]	4,816,000
Media	—	25,032,420	—	25,032,420
Other Equity Investments[c]	4,212,582	—	—[b]	4,212,582
Corporate Bonds	—	2,890,943,202	—	2,890,943,202
Senior Floating Rate Interests	—	1,407,559,089	—	1,407,559,089
Foreign Government and Agency Securities	—	1,695,800,338	—	1,695,800,338
U.S. Government and Agency Securities	—	164,732,375	—	164,732,375
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	300,925,127	—	300,925,127
Mortgage-Backed Securities	—	504,864,261	—	504,864,261
Municipal Bonds	—	151,848,447	—	151,848,447
Short Term Investments	799,650,195	379,232,731	—	1,178,882,926
Total Investments in Securities	$803,862,777	$7,526,015,735	$4,816,000	$8,334,694,512

Franklin Strategic Income Fund

12. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Assets: *(continued)*				
Forward Exchange Contracts	$ —	$ 40,965,176	$ —	$ 40,965,176
Swaps	—	5,808,042	—	5,808,042
Liabilities:				
Forward Exchange Contracts	—	18,080,426	—	18,080,426

[a]Includes common and preferred stocks.
[b]Includes securities determined to have no value at April 30, 2013.
[c]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

13. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Franklin Strategic Income Fund

Abbreviations

Counterparty

BZWS	-	Barclays Bank PLC
CITI	-	Citigroup, Inc.
DBAB	-	Deutsche Bank AG
FBCO	-	Credit Suisse Group AG
GSCO	-	The Goldman Sachs Group, Inc.
HSBC	-	HSBC Bank USA, N.A.
JPHQ	-	JP Morgan Chase & Co.
MSCO	-	Morgan Stanley
UBSW	-	UBS AG

Currency

AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	New Israeli Shekel
KRW	-	South Korean Won
LKR	-	Sri Lankan Rupee
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
UYU	-	Uruguayan Peso

Selected Portfolio

AGMC	-	Assured Guaranty Municipal Corp.
CDO	-	Collateralized Debt Obligation
CLO	-	Collateralized Loan Obligation
DIP	-	Debtor-In-Possession
FRN	-	Floating Rate Note
GO	-	General Obligation
L/C	-	Letter of Credit
NATL	-	National Public Financial Guarantee Corp.
PIK	-	Payment-In-Kind
SF	-	Single Family
USD	-	Unified/Union School District

Franklin Strategic Series

Report of Independent Registered Public Accounting Firm

Franklin Strategic Income Fund

To the Board of Franklin Strategic Series and Shareholders of The Franklin Strategic Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Fund (one of the funds constituting the Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 19, 2013

Franklin Strategic Series

Tax Information (unaudited)

Franklin Strategic Income Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $19,549,006 as a long term capital gain dividend for the fiscal year ended April 30, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $5,913,400 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2013.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	135	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	109	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	145	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	109	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	135	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	50	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 23 of the investment companies in Franklin Templeton Investments.				
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Shareholder Information

Franklin Strategic Income Fund

Board Review of Investment Management Agreement

At a meeting held April 16, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust, including Franklin Strategic Income Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies

Franklin Strategic Income Fund

Board Review of Investment Management Agreement *(continued)*

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative

Franklin Strategic Income Fund

Board Review of Investment Management Agreement *(continued)*

performance for the Fund was shown for the one-year period ended January 31, 2013, and previous periods ended that date of up to 10 years. The performance universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed the Fund's income return for the one-year period to be in the highest or best performing quintile of its performance universe, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund's total return for the one-year period to be in the middle performing quintile of its performance universe, and on an annualized basis to also be in the middle quintile of such universe for the previous three- and five-year periods, and the highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund's investment performance as set forth in the Lipper report and noted its income oriented investment objective.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratio for the Fund to be in the least expensive quintile of is Lipper expense group. The Board was satisfied with the contractual management fee rate and total expense ratio of the Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the

Franklin Strategic Income Fund

Board Review of Investment Management Agreement *(continued)*

analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2012. In view of such fee structure and the favorable expense comparisons of the Fund within its expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Fund and its affiliates, that there was a sharing of benefits with the Fund and its shareholders.

Franklin Strategic Income Fund

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | **FIXED INCOME** | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Strategic Income Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 A 06/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $368,500 for the fiscal year ended April 30, 2013 and $333,713 for the fiscal year ended April 30, 2012.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 the fiscal year ended April 30, 2013 and $10,000 for the fiscal year ended April 30, 2012. The services for which these fees were paid include tax consulting and preparation of tax returns.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,600 for the fiscal year ended April 30, 2013 and $50,000 for the fiscal year ended April 30, 2012. The services for which these fees were paid include technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2013 and $5,539 for the fiscal year ended April 30, 2012. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended April 30, 2013 and $146,911 for the fiscal year ended April 30, 2012. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of

each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $43,794 for the fiscal year ended April 30, 2013 and $212,450 for the fiscal year ended April 30, 2012.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date June 26, 2013

By /s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date June 26, 2013